UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C
                                Amendment No. 1

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT  [X]

FILED BY PARTY OTHER THAN THE REGISTRANT  [ ]

CHECK THE APPROPRIATE BOX:
[ ]  Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]  Definitive Information Statement

                            MARMION INDUSTRIES CORP.
                (Name of Registrant as specified in its charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  No fee required.
(1)  Title of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transactions applies:
(3) Per unit price or other underlying value of transaction computed pursuant to exchange act rule 0-11:
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by exchange act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)  Amount previously paid:
(2)  Form, schedule or registration statement no.:
(3)  Filing party:
(4)  Date filed:


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                            MARMION INDUSTRIES CORP.
                      9103 EMMOTT ROAD, BUILDING 6, SUITE A
                               HOUSTON TEXAS 77040
                            TELEPHONE (713) 466-6585

                                February 21, 2005


To  Our  Stockholders:

          The purpose of this information statement is to inform the holders of record of shares of our common stock as of the close of business on the record date, February 1, 2005, that our board of directors has recommended, and that the holder of the majority of our voting power of our outstanding stock intends to vote on March 14, 2005 to effect the following corporate actions:

     1. Approve an amendment to our articles of incorporation to increase the authorized number of shares of our common stock from 3,000,000,000 to 5,000,000,000 shares;

     2. Grant discretionary authority to our board of directors to implement a reverse split of our common stock on the basis of one post-consolidation share for up to each 1,000 pre-consolidation shares to occur at some time within 12 months of the date of this information statement, with the exact time of the reverse split to be determined by the board of directors; and

     3. Approve the following Marmion Industries Corp. Stock Plans (the 'Stock Plans"):

          (a) Stock Plan for the Year 2004, adopted by our directors on March 5, 2004, with 8,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan;

          (b) Stock Plan for the Year 2004 No. 2 adopted by our directors on June 2, 2004, as amended on November 22, 2004, with 8,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan;

          (c) Stock Plan for the Year 2004 No. 3 adopted by our directors on July 15, 2004, with 100,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan;

          (d) Stock Plan for the Year 2004 No. 4 adopted by our directors on September 30, 2004, with 140,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan;

          (e) Stock Plan for the Year 2004 No. 5 adopted by our directors on November 12, 2004, with 550,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan; and

          (f) Stock Plan for the Year 2005, adopted by our directors on January 6, 2005, with 750,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan.

          (g) Stock Plan for the Year 2005 No. 2, adopted by our directors on January 28, 2005, with 2,000,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan.

     As of the record date, 1,053,378,343 shares of our common stock were issued and outstanding, 9,750,000 shares of our Series A preferred stock were issued and outstanding and 30,000,000 shares of our Series B preferred stock were issued and outstanding. We have a consenting stockholder, Mr. Wilbert H. Marmion, our president, director, and chief executive officer, who holds 12,360,430 shares of our common stock, 9,750,000 shares of our Series A preferred stock, and 30,000,000 shares of our Series B preferred stock.

     Each share of our common stock is entitled to one vote on all matters brought before the stockholders. Pursuant to our certificate of designation establishing Series A preferred stock, each share of our currently issued and outstanding Series A preferred stock may be converted into 40 fully paid and nonassessable shares of our common stock. On all matters submitted to a vote of the holders of the common stock, including, without limitation, the election of directors, a holder of shares of the Series A preferred stock is entitled to the number of votes on such matters equal to the number of shares of the Series A preferred stock held by such holder multiplied by the number of shares of the common stock each such share of the Series A preferred stock shall then be convertible. Pursuant to our certificate of designation establishing Series B preferred stock, each share of our currently issued and outstanding Series B preferred stock may be converted into 100 fully paid and nonassessable shares of our common stock. On all matters submitted to a vote of the holders of the common stock, including, without limitation, the election of directors, a holder of shares of the Series B preferred stock is entitled to the number of votes on such matters equal to the number of shares of the Series B preferred stock held by such holder multiplied by the number of shares of the common stock each such share of the Series B preferred stock shall then be convertible. Therefore, Mr. Marmion will have the power to vote 3,402,360,430 shares of the common stock, which number exceeds the majority of the issued and outstanding shares of the common stock on the record date.

     Mr. Marmion will vote in favor of the amendment to our articles of incorporation, for the grant of the discretionary authority to our directors to implement a reverse stock split, and for the approval of the Stock Plans. Mr. Marmion has the power to pass the proposed corporate actions without the concurrence of any of our other stockholders.

     WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     We appreciate your continued interest in Marmion Industries Corp.

                                        Very  truly  yours,

                                        /s/  Wilbert  H.  Marmion

                                        Wilbert  H.  Marmion
                                        President


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
                            MARMION INDUSTRIES CORP.
                      9103 EMMOTT ROAD, BUILDING 6, SUITE A
                               HOUSTON TEXAS 77040
                            TELEPHONE (713) 466-6585


                              INFORMATION STATEMENT

     WE  ARE  NOT  ASKING  YOU  FOR  A PROXY AND YOU ARE REQUESTED NOT TO SEND A
PROXY.

     This information statement is furnished to the holders of record at the close of business on February 1, 2005, the record date, of the outstanding common stock of Marmion Industries Corp., pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, in connection with an action by the holder of the majority of the votes of our stock intends to take on March 14, 2005, to effect the following corporate actions:

     1. Approve an amendment to our articles of incorporation to increase the authorized number of shares of our common stock from 3,000,000,000 to 5,000,000,000 shares;

     2. Grant discretionary authority to our board of directors to implement a reverse split of our common stock on the basis of one post-consolidation share for up to each 1,000 pre-consolidation shares to occur at some time within 12 months of the date of this information statement, with the exact time of the reverse split to be determined by the board of directors; and

     3. Approve the following Marmion Industries Corp. Stock Plans (the 'Stock Plans"):

          (a) Stock Plan for the Year 2004, adopted by our directors on March 5, 2004, with 8,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan;

          (b) Stock Plan for the Year 2004 No. 2 adopted by our directors on June 2, 2004, as amended on November 22, 2004, with 8,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan;

          (c) Stock Plan for the Year 2004 No. 3 adopted by our directors on July 15, 2004, with 100,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan;

          (d) Stock Plan for the Year 2004 No. 4 adopted by our directors on September 30, 2004, with 140,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan;

          (e) Stock Plan for the Year 2004 No. 5 adopted by our directors on November 12, 2004, with 550,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan;

          (f) Stock Plan for the Year 2005, adopted by our directors on January 6, 2005, with 750,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan; and

          (g) Stock Plan for the Year 2005 No. 2, adopted by our directors on January 28, 2005, with 2,000,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan.

     This information statement will be sent on or about February 21, 2005 to our stockholders of record who do not sign the majority written consent described herein.

                                VOTING SECURITIES

     In accordance with our bylaws, our board of directors has fixed the close of business on February 1, 2005 as the record date for determining the stockholders entitled to notice of the above noted actions. The amendment to our articles of incorporation, the approval of the discretionary authority to the directors with respect to the reverse split and the approval of Stock Plans require the affirmative vote of a majority of the voting power at the time the vote is taken. The quorum necessary to conduct business of the stockholders consists of a majority of the common stock issued and outstanding as of the record date.

     As of the record date, 1,053,378,343 shares of our common stock were issued and outstanding, 9,750,000 shares of our Series A preferred stock were issued and outstanding and 30,000,000 shares of our Series B preferred stock were issued and outstanding. We have a consenting stockholder, Mr. Wilbert H. Marmion, our president, director, and chief executive officer, who holds 12,360,430 shares of our common stock, 9,750,000 shares of our Series A preferred stock, and 30,000,000 shares of our Series B preferred stock.

     Each share of our common stock is entitled to one vote on all matters brought before the stockholders. Pursuant to our certificate of designation establishing Series A preferred stock, each share of our currently issued and outstanding Series A preferred stock may be converted into 40 fully paid and nonassessable shares of our common stock. On all matters submitted to a vote of the holders of the common stock, including, without limitation, the election of directors, a holder of shares of the Series A preferred stock is entitled to the number of votes on such matters equal to the number of shares of the Series A preferred stock held by such holder multiplied by the number of shares of the common stock each such share of the Series A preferred stock shall then be convertible. Pursuant to our certificate of designation establishing Series B preferred stock, each share of our currently issued and outstanding Series B preferred stock may be converted into 100 fully paid and nonassessable shares of our common stock. On all matters submitted to a vote of the holders of the common stock, including, without limitation, the election of directors, a holder of shares of the Series B preferred stock is entitled to the number of votes on such matters equal to the number of shares of the Series B preferred stock held by such holder multiplied by the number of shares of the common stock each such share of the Series B preferred stock shall then be convertible. Therefore, Mr. Marmion will have the power to vote 3,402,360,430 shares of the common stock, which number exceeds the majority of the issued and outstanding shares of the common stock on the record date.

     Mr. Marmion will vote in favor of the amendment to our articles of incorporation, for the grant of the discretionary authority to our directors to implement a reverse stock split, and for the approval of the Stock Plans. Mr. Marmion has the power to pass the proposed corporate actions without the concurrence of any of our other stockholders.

DISTRIBUTION  AND  COSTS

     We will pay all costs associated with the distribution of this information statement, including the costs of printing and mailing. In addition, we will only deliver one information statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also, we will promptly deliver a separate copy of this information statement and future stockholder communication documents to any security holder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this information statement and future stockholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

     Security holders may also address future requests regarding delivery of information statements and/or annual reports by contacting us at the address noted above.

DISSENTERS'  RIGHT  OF  APPRAISAL

     No action will be taken in connection with the proposed corporate actions by our board of directors or the voting stockholders for which Nevada law, our articles of incorporation or bylaws provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder's shares.

                  AMENDMENT TO OUR ARTICLES OF INCORPORATION TO
               INCREASE THE NUMBER OF OUR AUTHORIZED COMMON STOCK
                                  (PROPOSAL 1)

     The board of directors has determined that it is advisable to increase our authorized common stock and has adopted, subject to stockholder approval, an amendment to our articles of incorporation to increase our authorized number of shares of common stock from 3,000,000,000 shares to 5,000,000,000 shares par value $0.001 per share. A copy of the proposed resolution amending our articles of incorporation is contained in Attachment A to this information statement.
                                     ------------

     Authorizing an additional 2,000,000,000 shares of common stock would give our board of directors the express authority, without further action of the stockholders, to issue common stock from time to time as the board deems necessary. The board of directors believes it is necessary to have the ability to issue such additional shares of common stock for general corporate purposes. Potential uses of the additional authorized shares may include equity financings, issuance of options, acquisition transactions, stock dividends or distributions, without further action by the stockholders, unless such action were specifically required by applicable law or rules of any stock exchange or similar system on which our securities may then be listed.

     The following is a summary of the material matters relating to our common stock.

     Presently, the holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our stockholders, including the election of directors. Our common stockholders do not have cumulative voting rights. Subject to preferences that may be applicable to any then outstanding series of our preferred stock, holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared by our board of directors out of legally available funds. In the event of the liquidation, dissolution, or winding up of Marmion Industries Corp., the holders of our common stock will be entitled to share ratably in the net assets legally available for distribution to our stockholders after the payment of all our debts and other liabilities, subject to the prior rights of any series of our preferred stock then outstanding.

     The holders of our common stock have no preemptive or conversion rights or other subscription rights and there are no redemption or sinking fund provisions applicable to our common stock. The amendment would not alter or modify any preemptive right of holders of our common stock to acquire our shares, which is denied, or effect any change in our common stock, other than the number of authorized shares.

     The issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of additional shares by us could have an effect on the potential realizable value of a stockholder's investment.

     In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of our outstanding shares caused by the issuance of the additional shares will dilute the earnings per share and book value per share of all outstanding shares of our common stock. If such factors were reflected in the price per share of common stock, the potential realizable value of a stockholder's investment could be adversely affected.

     The additional common stock to be authorized by adoption of the amendment would have rights identical to our currently outstanding common stock. Adoption of the proposed amendment and issuance of the common stock would not affect the rights of the holders of our currently outstanding common stock, except for effects incidental to increasing the number of outstanding shares of our common stock, such as dilution of the earnings per share and voting rights of current holders of common stock. If the amendment is adopted, it will become effective upon filing of a certificate of amendment of our articles of incorporation with the Secretary of State of Nevada.

     Issuance of additional shares. As of the date of this information statement, our board has no plans to issue or use any of our newly authorized shares of common stock. The increase in the number of our authorized common shares is proposed by our management in order to ensure sufficient reserves of our common stock for various capital purposes and to eliminate the need for similar amendments in the near future, which could be costly and time-consuming.

     The proposal with respect to our common stock is not being made by us in response to any known accumulation of shares or threatened takeover.

VOTE  REQUIRED

     The affirmative vote of a majority of the total voting power of the issued and outstanding stock is required to approve the amendment to our articles of incorporation increasing the number of our common shares.

     Our board of directors recommends that stockholders vote FOR the amendment of our articles of incorporation increasing the number of our authorized common shares as described in Attachment A hereto.
                           -------------

           GRANT OF DISCRETIONARY AUTHORITY TO THE BOARD OF DIRECTORS
             TO IMPLEMENT A ONE FOR UP TO 1,000 REVERSE STOCK SPLIT
                                  (Proposal 2)

     Our board of directors has adopted a resolution to seek stockholder approval of discretionary authority to our board of directors to implement a reverse split for the purpose of increasing the market price of our common stock. The reverse split exchange ratio that the board of directors approved and deemed advisable and for which it is seeking stockholder approval is up to 1,000 pre-consolidation shares for each one post-consolidation share, with the reverse split to occur within 12 months of the date of this information statement, the exact time of the reverse split to be determined by the directors in their discretion. Approval of this proposal would give the board authority to implement the reverse split on the basis of up to 1,000 pre-consolidation shares for each one post-consolidation share at any time it determined within 12 months of the date of this information statement. In addition, approval of this proposal would also give the board authority to decline to implement a reverse split. A copy of the proposed resolution approving the grant of discretionary authority to the directors with respect to the reverse split is contained in Attachment A to this information statement.
-------------

     Our board of directors believes that stockholder approval of a range for the exchange ratio of the reverse split (as contrasted with approval of a specified ratio of the split) provides the board of directors with maximum flexibility to achieve the purposes of a stock split, and, therefore, is in the best interests of our stockholders. The actual ratio for implementation of the reverse split would be determined by our board of directors based upon its evaluation as to what ratio of pre-consolidation shares to post-consolidation shares would be most advantageous to us and our stockholders.

     Our board of directors also believes that stockholder approval of a 12-months range for the effectuation of the reverse split (as contrasted with approval of a specified time of the split) provides the board of directors with maximum flexibility to achieve the purposes of a stock split, and, therefore, is in the best interests of our stockholders. The actual timing for implementation of the reverse split would be determined by our board of directors based upon its evaluation as to when and whether such action would be most advantageous to us and our stockholders.

     If you approve the grant of discretionary authority to our board of directors to implement a reverse split and the board of directors decides to implement the reverse split, we will effect a reverse split of our then issued and outstanding common stock on the basis of up to 1,000 pre-consolidation shares for each one post-consolidation share.

     The board of directors believes that the higher share price that might initially result from the reverse stock split could help generate interest in Marmion Industries Corp. among investors and thereby assist us in raising future capital to fund our operations or make acquisitions.

     Stockholders should note that the effect of the reverse split upon the market price for our common stock cannot be accurately predicted. In particular, if we elect to implement a reverse stock split, there is no assurance that prices for shares of our common stock after a reverse split will be up to 1,000 times greater than the price for shares of our common stock immediately prior to the reverse split, depending on the ratio of the split. Furthermore, there can be no assurance that the market price of our common stock immediately after a reverse split will be maintained for any period of time. Moreover, because some investors may view the reverse split negatively, there can be no assurance that the reverse split will not adversely impact the market price of our common stock or, alternatively, that the market price following the reverse split will either exceed or remain in excess of the current market price.

EFFECT  OF  THE  REVERSE  SPLIT

     The reverse split would not affect the registration of our common stock under the Securities Exchange Act of 1934, as amended, nor will it change our periodic reporting and other obligations thereunder.

     The voting and other rights of the holders of our common stock would not be affected by the reverse split (other than as described below). For example, a holder of 0.5 percent of the voting power of the outstanding shares of our common stock immediately prior to the effective time of the reverse split would continue to hold 0.5 percent of the voting power of the outstanding shares of our common stock after the reverse split. The number of stockholders of record would not be affected by the reverse split (except as described below).

     The authorized number of shares of our common stock and the par value of our common stock under our articles of incorporation would remain the same following the effective time of the reverse split. The reverse split would have no effect on the shares of our preferred stock.

     The number of shares of our common stock issued and outstanding would be reduced following the effective time of the reverse split in accordance with the following formula: if our directors decide to implement a one for 1,000 reverse split, every 1,000 shares of our common stock owned by a stockholder will automatically be changed into and become one new share of our common stock, with 1,000 being equal to the exchange ratio of the reverse split, as determined by the directors in their discretion.

     Stockholders should recognize that if a reverse split is effected, they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the effective time divided by the one for 1,000 exchange ratio, or such lesser exchange ratio as may be determined by our directors, subject to adjustment for fractional shares, as described below).

     Fractional shares which would otherwise be held by the stockholders of our common stock after a reverse split will be rounded up to the next whole share. We will issue one new share of our common stock for up to each 1,000 shares of our common stock held as of the record date. The reverse split may reduce the number of holders of post-reverse split shares as compared to the number of holders of pre-reverse split shares to the extent that there are stockholders presently holding fewer than 1,000 shares (or such lesser number as may be determined by our directors). However, the intention of the reverse split is not to reduce the number of our stockholders. In fact, we do not expect that the reverse split will result in any material reduction in the number of our stockholders.

     We currently have no intention of going private, and this proposed reverse stock split is not intended to be a first step in a going private transaction and will not have the effect of a going private transaction covered by Rule 13e-3 of the Exchange Act. Moreover, the proposed reverse stock split does not increase the risk of us becoming a private company in the future.

     Issuance of Additional Shares. The number of authorized but unissued shares of our common stock effectively will be increased significantly by the reverse split of our common stock.

     If we elect to implement a one for 250 reverse split, based on the 1,053,378,343 shares of our common stock outstanding on the record date, and the 3,000,000,000 shares of our common stock that are currently authorized under our articles of incorporation, prior to any increase in our authorized common stock, 1,946,621,657 shares of our common stock remain available for issuance prior to the reverse split taking effect. A one for 250 reverse split would have the effect of decreasing the number of our outstanding shares of our common stock from 1,053,378,343 to 4,213,513 shares.

     Based on the 3,000,000,000 shares of our common stock that are currently authorized under our articles of incorporation, and prior to any increase in our authorized common stock, if we elect to implement a one for 250 reverse stock split, the reverse split, when implemented, would have the effect of increasing the number of authorized but unissued shares of our common stock from 1,946,621,657 to 2,995,786,487 shares.

     If we elect to implement a one for 1,000 reverse split, based on the 1,053,378,343 shares of our common stock outstanding on the record date, and the 3,000,000,000 shares of our common stock that are currently authorized under our articles of incorporation, prior to any increase in our authorized common stock, 1,946,621,657 shares of our common stock remain available for issuance prior to the reverse split taking effect. A one for 1,000 reverse split would have the effect of decreasing the number of our outstanding shares of our common stock from 1,053,378,343 to 1,053,379 shares.

     Based on the 3,000,000,000 shares of our common stock that are currently authorized under our articles of incorporation, and prior to any increase in our authorized common stock, if we elect to implement a one for 250 reverse stock split, the reverse split, when implemented, would have the effect of increasing the number of authorized but unissued shares of our common stock from 1,946,621,657 to 2,998,649,621 shares.

     If we elect to implement a one for 1,000 reverse split, based on the 1,053,378,343 shares of our common stock outstanding on the record date, and the 3,000,000,000 shares of our common stock that are currently authorized under our articles of incorporation, prior to any increase in our authorized common stock, 1,946,621,657 shares of our common stock remain available for issuance prior to the reverse split taking effect. A one for 1,000 reverse split would have the effect of decreasing the number of our outstanding shares of our common stock from 1,053,378,343 to 1,053,379 shares.

     Based on the 3,000,000,000 shares of our common stock that are currently authorized under our articles of incorporation, and prior to any increase in our authorized common stock, if we elect to implement a one for 1,000 reverse stock split, the reverse split, when implemented, would have the effect of increasing the number of authorized but unissued shares of our common stock from 1,946,621,657 to 2,998,649,621 shares.

     The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of our common stock.

     The effective increase in the number of authorized but unissued shares of our common stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our articles of incorporation or bylaws. Such a use of these additional authorized shares could render more difficult, or discourage, an attempt to acquire control of us through a transaction opposed by our board of directors. At this time, our board does not have plans to issue any common shares resulting from the effective increase in our authorized but unissued shares generated by the reverse split.

FEDERAL  INCOME  TAX  CONSEQUENCES

     We  will  not  recognize any gain or loss as a result of the reverse split.

     The following description of the material federal income tax consequences of the reverse split to our stockholders is based on the Internal Revenue Code of 1986, as amended, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this information statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the reverse split. This discussion is for general information only and does not discuss the tax consequences that may apply to special classes of taxpayers (e.g., non-residents of the United States, broker/dealers or insurance companies). The state and local tax consequences of the reverse split may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. You are urged to consult your own tax advisors to determine the particular consequences to you.

     We believe that the likely federal income tax effects of the reverse split will be that a stockholder who receives solely a reduced number of shares of our common stock will not recognize gain or loss. With respect to a reverse split, such a stockholder's basis in the reduced number of shares of our common stock will equal the stockholder's basis in his old shares of our common stock.

EFFECTIVE  DATE

     If the proposed reverse split is approved and the board of directors elects to proceed with a reverse split, the split would become effective as of 5:00 p.m. Nevada time on the date the split is approved by our stockholders, which in any event shall not be later than 12 months from the date of this information statement. Except as explained herein with respect to fractional shares and stockholders who currently hold fewer than 1,000 shares, or such lesser amount as we may determine, on such date, all shares of our common stock that were issued and outstanding immediately prior thereto will be, automatically and without any action on the part of the stockholders, converted into new shares of our common stock in accordance with the one for 1,000 exchange ratio or such other exchange ratio as we determine.

RISKS  ASSOCIATED  WITH  THE  REVERSE  SPLIT

     This information statement includes forward-looking statements including statements regarding our intent to solicit approval of a reverse split, the timing of the proposed reverse split and the potential benefits of a reverse split, including, but not limited to, increase investor interest and the potential for a higher stock price. The words "believe," "expect," "will," "may" and similar phrases are intended to identify such forward-looking statements.

Such statements reflect our current views and assumptions, and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. The risks include that we may not have sufficient resources to continue as a going concern; any significant downturn in our industry or in general business conditions would likely result in a reduction of demand for our products or services and would be detrimental to our business; we will be unable to achieve profitable operations unless we increase quarterly revenues or make further cost reductions; a loss of or decrease in purchases by one of our significant customers could materially and adversely affect our revenues and profitability; the loss of key personnel could have a material adverse effect on our business; the large number of shares available for future sale could adversely affect the price of our common stock; and the volatility of our stock price. For a discussion of these and other risk factors, see our annual report on Form 10-KSB for the year ended December 31, 2003 and other filings with the Securities and Exchange Commission.

     If approved and implemented, the reverse stock split will result in some stockholders owning "odd-lots" of less than 100 common shares of our stock on a post-consolidation basis. Odd lots may be more difficult to sell, or require greater transaction costs per share to sell than shares in "even lots" of even multiples of 100 shares.

VOTE REQUIRED

     The affirmative vote of a majority of the total voting power of the issued and outstanding stock is required to approve the grant of discretionary authority to our directors to implement a reverse stock split.

     The board of directors recommends a vote FOR approval of the grant of discretionary authority to our directors to implement a reverse stock split, as described in Attachment A hereto.
               -------------

                             APPROVAL OF STOCK PLANS
                                  (PROPOSAL 3)

     Our majority stockholder intends to approve the following Stock Plans of Marmion Industries Corp. (the "Stock Plans"):

          (a) Stock Plan for the Year 2004, adopted by our directors on March 5, 2004, with 8,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan;

          (b) Stock Plan for the Year 2004 No. 2 adopted by our directors on June 2, 2004, as amended on November 22, 2004, with 8,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan;

          (c) Stock Plan for the Year 2004 No. 3 adopted by our directors on July 15, 2004, with 100,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan;

          (d) Stock Plan for the Year 2004 No. 4 adopted by our directors on September 30, 2004, with 140,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan;

          (e) Stock Plan for the Year 2004 No. 5 adopted by our directors on November 12, 2004, with 550,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan;

          (f) Stock Plan for the Year 2005, adopted by our directors on January 6, 2005, with 750,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan; and

          (g) Stock Plan for the Year 2005 No. 2, adopted by our directors on January 28, 2005, with 2,000,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan.

     As of the record date 1,556,000,000 shares of our common stock have been issued under the Stock Plans.

     The  following  is  a summary of the principal features of the Stock Plans.

     Copies of the Stock Plans are attached to this information statement as Attachment B. Any stockholder who wishes to obtain copies of the Stock Plans
-------------
may also do so upon written request to our corporate secretary at our principal executive offices in Houston, Texas.

PURPOSE OF THE STOCK PLANS

     The purpose of the Stock Plans is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of Marmion Industries Corp., and our subsidiaries, by offering them an opportunity to participate in our future performance through awards of options, restricted stock and stock bonuses.

     The Stock Plans are administered by the compensation committee of the board of directors.

     Number of Shares Available. Subject to certain provisions of the Stock Plans, the total aggregate number of shares of our common stock reserved and available for grant and issuance pursuant to the Stock Plans is 3,556,000,000 plus shares of our common stock that are subject to:

     - Issuance upon exercise of an option but cease to be subject to such option for any reason other than exercise of such option;

     - An award granted but forfeited or repurchased by Marmion Industries Corp. at the original issue price; and

     - An award that otherwise terminates without shares of our common stock being issued. At all times, Marmion Industries Corp. shall reserve and keep available a sufficient number of shares of our common stock as shall be required to satisfy the requirements of all outstanding options granted under the Stock Plans and all other outstanding but unvested awards granted under the Stock Plans.

ELIGIBILITY

     Incentive Stock Options and Awards may be granted only to employees (including, officers and directors who are also employees) of Marmion Industries Corp. or of a parent or subsidiary of Marmion Industries Corp.

DISCRETIONARY OPTION GRANT PROGRAM

     The committee may grant options to eligible persons and will determine whether such options will be Incentive Stock Options ("ISO") or Nonqualified Stock Options ("NQSOs"), the number of shares of our common stock subject to the option, the exercise price of the option, the period during which the option may be exercised, and all other terms and conditions of the option, subject to the following:

     Form of Option Grant. Each option granted under the Stock Plans is evidenced by an Award Agreement that will expressly identify the option as an ISO or an NQSO (the "Option Agreement"), and will be in such form and contain such provisions (which need not be the same for each participant) as the committee may from time to time approve, and which will comply with and be subject to the terms and conditions of the Stock Plans.

     Date of Grant. The date of grant of an option is the date on which the committee makes the determination to grant such option, unless otherwise specified by the committee. The Option Agreement and a copy of the applicable Stock Plan is delivered to the participant within a reasonable time after the granting of the option.

     Exercise Period. Options may be exercisable within the times or upon the events determined by the committee as set forth in the Stock Option Agreement governing such option; provided, however, that no option will be exercisable after the expiration of 10 years from the date the option is granted. For further restrictions on the Exercise Periods, please refer to the Stock Plans.

     Exercise Price. The exercise price of an option is determined by the committee when the option is granted and may be not less than 85 percent of the fair market value of the shares of our common stock on the date of grant; provided that the exercise price of any ISO granted to a Ten Percent Stockholder as defined in the Stock Plans is not less than 110 percent of the fair market value of the shares of our common stock on the date of grant. Payment for the shares of our common stock purchased may be made in accordance with the Stock Plans.

     Method of Exercise. Options may be exercised only by delivery to Marmion Industries Corp. of a written stock option exercise agreement (the "Notice and Agreement of Exercise") in a form approved by the committee, together with payment in full of the exercise price for the number of shares of our common stock being purchased.

     Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an option is always subject to the following:

- Upon an Employee's Retirement, Disability (as those terms are defined in the Stock Plans) or death, (a) all Stock Options to the extent then presently exercisable shall remain in full force and effect and may be exercised pursuant to the provisions thereof, and (b) unless otherwise provided by the committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

     Unless employment is terminated for Cause, as defined by applicable law, the right to exercise in the event of termination of employment, to the extent that the optionee is entitled to exercise on the date the employment terminates as follows:

- At least six months from the date of termination if termination was caused by death or disability.

- At least 30 days from the date of termination if termination was caused by other than death or disability.

- Upon the termination of the employment of an Employee for any reason other than those specifically set forth in the Stock Plans, (a) all Stock Options to the extent then presently exercisable by the Employee shall remain exercisable only for a period of 90 days after the date of such termination of employment (except that the 90 day period shall be extended to 12 months if the Employee shall die during such 90 day period), and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) unless otherwise provided by the committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

     Limitations on Exercise. The committee may specify a reasonable minimum number of shares of our common stock that may be purchased on any exercise of an option, provided that such minimum number will not prevent the participant from exercising the option for the full number of shares of our common stock for which it is then exercisable. Subject to the provisions of the Stock Plans, the Employee has the right to exercise his Stock Options at the rate of at least 33-1/3 percent per year over three years from the date the Stock Option is granted.

     Limitations on ISO. The aggregate fair market value (determined as of the date of grant) of shares of our common stock with respect to which ISOs are exercisable for the first time by a participant during any calendar year (under the Stock Plans or under any other ISO plan of Marmion Industries Corp., or the parent or any subsidiary of Marmion Industries Corp.) will not exceed $100,000.00. In the event that the Internal Revenue Code or the regulations promulgated thereunder are amended after the effective date of the Stock Plans to provide for a different limit on the fair market value of shares of our common stock permitted to be subject to ISO, such different limit will be automatically incorporated in the Stock Plans and will apply to any options granted after the effective date of such amendment.

     Modification, Extension or Renewal. The committee may modify or amend any Award under the Stock Plans or waive any restrictions or conditions applicable to the Award; provided, however, that the committee may not undertake any such modifications, amendments or waivers if the effect thereof materially increases the benefits to any Employee, or adversely affects the rights of any Employee without his consent.

STOCKHOLDER  RIGHTS  AND  OPTION  TRANSFERABILITY

     Awards granted under the Stock Plans, including any interest, are not transferable or assignable by the participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution.

GENERAL PROVISIONS

     Adoption and Stockholder Approval. The Stock Plans became effective on the date they were adopted by the board of directors of Marmion Industries Corp. (the "effective date"). The Stock Plans must be approved by the stockholders of Marmion Industries Corp. within 12 months before or after the date of adoption and the committee may grant Awards pursuant to the Stock Plans upon the effective date.

     Term of Stock Plans/Governing Law. Unless earlier terminated as provided, the Stock Plans will terminate 10 years from the date of adoption, or, if earlier, the date of stockholder approval. The Stock Plans and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of Nevada.

     Amendment or Termination of the Stock Plans. Our board of directors may at any time terminate or amend the Stock Plans including to preserve or come within any exemption from liability under Section 16(b) of the Exchange Act, as it may deem proper and in our best interest without further approval of our stockholders, provided that, to the extent required under Nevada law or to qualify transactions under the Stock Plans for exemption under Rule 16b-3 promulgated under the Exchange Act, no amendment to the Stock Plans shall be adopted without further approval of our stockholders and, provided, further, that if and to the extent required for the Stock Plans to comply with Rule 16b-3 promulgated under the Exchange Act, no amendment to the Stock Plans shall be made more than once in any six month period that would change the amount, price or timing of the grants of our common stock hereunder other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder. The Board may terminate the Stock Plans at any time by a vote of a majority of the members thereof.

AWARD  OF  STOCK  BONUSES

     Award of Stock Bonuses. A Stock Bonus is an award of shares of our common stock (which may consist of Restricted Stock) for extraordinary services rendered to Marmion Industries Corp. or any parent or subsidiary of Marmion Industries Corp. Each Award under the Stock Plans consists of a grant of shares of our common stock subject to a restriction period (after which the restrictions shall lapse), which shall be a period commencing on the date the Award is granted and ending on such date as the committee shall determine (the "Restriction Period"). The committee may provide for the lapse of restrictions in installments, for acceleration of the lapse of restrictions upon the satisfaction of such performance or other criteria or upon the occurrence of such events as the committee shall determine, and for the early expiration of the Restriction Period upon an Employee's death, Disability or Retirement as defined in the Stock Plans or, following a Change of Control, upon termination of an Employee's employment by us without "Cause" or by the Employee for "Good Reason," as those terms are defined in the Stock Plans.

     Terms of Stock Bonuses. Upon receipt of an Award of shares of our common stock under the Stock Plans, even during the Restriction Period, an Employee is the holder of record of the shares and has all the rights of a stockholder with respect to such shares, subject to the terms and conditions of the Stock Plans and the Award.

FEDERAL  TAX  CONSEQUENCES

     Option Grants. Options granted under the Stock Plans may be either ISO which satisfy the requirements of Section 422 of the Code or NQSOs which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as discussed below.

     Incentive Stock Options. The optionee recognizes no taxable income at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. However, the exercise of an ISO (if the holding period rules set forth below are satisfied) will give rise to income includable by the optionee in his alternative minimum taxable income for purposes of the alternative minimum tax in an amount equal to the excess of the fair market value of the shares acquired on the date of the exercise of the option over the exercise price. The optionee will also recognize taxable income in the year in which the exercised shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result. In addition, the optionee must be an employee of Marmion Industries Corp. or a qualified subsidiary at all times between the date of grant and the date three months (one year in the case of disability) before exercise of the option (special rules apply in the case of the death of the optionee).

     Upon a qualifying disposition, the optionee will recognize long-term capital gain or loss in an amount equal to the difference between (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the lesser of the fair market value of those shares on the exercise date or the sale date and (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

     If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date or the sale date, if less, over (ii) the exercise price paid for the shares. In no other instance will we be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     Nonqualified Stock Options. No taxable income is recognized by an optionee upon the grant of a NQSO. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     If the shares acquired upon exercise of the NQSO are unvested and subject to repurchase, at the exercise price paid per share, by us in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when our repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapse and all subsequent appreciation in the shares generally would be eligible for capital gains treatment.

     We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised NQSO.

     The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the optionee.

     Direct Stock Issuance. With respect to the receipt of a stock award not subject to restriction, the participant would have ordinary income, at the time of receipt, in an amount equal to the difference between the fair market value of the stock received at such time and the amount, if any, paid by the holder for the stock award.

     With respect to the receipt of a stock award that is subject to restrictions, or certain repurchase rights of Marmion Industries Corp., unless the recipient of such stock award makes an "83(b) election" (as discussed below), there generally will be no tax consequences as a result of such a stock award until the shares are no longer subject to a substantial risk of forfeiture or are transferable (free of such risk). We intend that, generally, when the restrictions are lifted, the holder will recognize ordinary income, and we will be entitled to a deduction, equal to the difference between the fair market value of the shares at such time and the amount, if any, paid by the holder for the stock. Subsequently realized changes in the value of the stock generally will be treated as long-term or short-term capital gain or loss, depending on the length of time the shares are held prior to disposition of such shares. In general terms, if a holder makes an "83(b) election" (under Section 83(b) of the Code) upon the award of a stock award subject to restrictions (or certain repurchase rights of Marmion Industries Corp.), the holder will recognize ordinary income on the date of the award of the stock award, and we will be entitled to a deduction, equal to (i) the fair market value of such stock as though the stock were (A) not subject to a substantial risk of forfeiture or (B) transferable, minus (ii) the amount, if any, paid for the stock award. If an "83(b) election" is made, there will generally be no tax consequences to the holder upon the lifting of restrictions, and all subsequent appreciation in the stock award generally would be eligible for capital gains treatment.

ACCOUNTING  TREATMENT

     Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a compensation expense to our earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be amortized against our earnings over the period that the option shares or issued shares are to vest.

     Option grants or stock issuances with exercise or issue prices equal to the fair market value of the shares at the time of issuance or grant generally will not result in any charge to our earnings, but Palomar Enterprises, Inc, Inc., in accordance with Generally Accepted Accounting Principals, must disclose, in pro-forma statements to our financial statements, the impact those option grants would have upon our reported earnings (losses) were the value of those options treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining our earnings per share on a fully diluted basis.

     Should one or more optionee be granted stock appreciation rights that have no conditions upon exercisability other than a service or employment requirement, then such rights will result in a compensation expense to our earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of common stock subject to such outstanding stock appreciation rights has increased from the prior quarter-end would be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for those rights.

VOTE  REQUIRED

     The affirmative vote of a majority of the total voting power of the issued and outstanding stock is required to approve the Stock Plans.

     Our board of directors recommends that stockholders vote FOR the ratification of the Stock Plans.

     Information regarding the beneficial ownership of our common stock by management and the board of directors is noted below.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table presents information regarding the beneficial ownership of all shares of our common stock and preferred stock as of the record date, by:

- Each person who beneficially owns more than five percent of the outstanding shares of our common stock;

- Each person who beneficially owns outstanding shares of our preferred stock;

-    Each of our directors;

-    Each named executive officer; and

-    All directors and officers as a group.

                                           COMMON SHARES BENEFICIALLY      PREFERRED SHARES BENEFICIALLY
                                          -----------------------------  ---------------------------------
                                                    OWNED(2)                           OWNED(2)
                                          -----------------------------  ---------------------------------
NAME OF BENEFICIAL OWNER(1)                  NUMBER         PERCENT           NUMBER           PERCENT
----------------------------------------  ------------  ---------------  ----------------  ---------------

                                                                            9,750,000 (4)              100
Wilbert H. Marmion (3) . . . . . . . . .    12,360,430             1.17    30,000,000 (5)              100
Ellen Raidl (3)  . . . . . . . . . . . .             0                0                0                 0
John Royston . . . . . . . . . . . . . .             0                0                0                 0
All directors and executive officers as                                     9,750,000 (4)              100
a group (three  persons) . . . . . . . .    12,360,430             1.17    30,000,000 (5)              100
                                          ============  ===============  ================  ===============

(1) Unless otherwise indicated, the address for each of these stockholders is c/o Marmion Industries Corp., 9103 Emmott Road, Building 6, Suite A, Houston, Texas 77040. Also, unless otherwise indicated, each person named in the table above has the sole voting and investment power with respect to our shares of common stock which he or she beneficially owns.
(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. As of the date of this information statement, there were issued and outstanding 1,053,378,343 shares of our common stock, 9,750,000 shares of our Series A preferred stock and 30,000,000 shares of our Series B preferred stock. Each of our Series A preferred shares is convertible into 40 shares of our common stock, and each share of the Series A preferred stock has the same voting rights as 40 shares of our common stock. Each of our Series B preferred shares is convertible into 100 shares of our common stock, and each share of the Series B preferred stock has the same voting rights as 100 shares of our common stock.
(3)  Mr.  Marmion  and  Mrs.  Raidl  are  married.
(4)  Series  A  preferred  stock.
(5)  Series  B  preferred  stock.

SECTION  16(a)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

     Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10 percent of a registered class of our equity securities, file with the SEC initial reports of ownership and reports of changes in ownership of our equity securities. Officers, directors and greater than 10 percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. All such persons have filed all required reports.

                       DOCUMENTS INCORPORATED BY REFERENCE

     Our Annual Report on Form 10-KSB for the year ended December 31, 2003 and financial information from our subsequent Quarterly Reports for the periods ended March 31, 2004, June 30, 2004 and September 30, 2004 are incorporated herein by reference.

                     COPIES OF ANNUAL AND QUARTERLY REPORTS

     We will furnish a copy of our Annual Report on Form 10-KSB for the year ended December 31, 2003, all subsequent Quarterly Reports on Forms 10-QSB for the periods ended March 31, 2004, June 30, 2004 and September 30, 2004 and any exhibit referred to therein without charge to each person to whom this information statement is delivered upon written or oral request by first class mail or other equally prompt means within one business day of receipt of such request. Any request should be directed to our corporate secretary at 9103
Emmott  Road,  Building  6,  Suite  A,  Houston,  Texas  77040,  Telephone (713)
466-6585.


                                        By Order of the Board of Directors,

                                        /s/  Wilbert  H.  Marmion

                                        Wilbert  H.  Marmion
                                        President

                                                                    ATTACHMENT A

                        RESOLUTIONS TO BE ADOPTED BY THE
                                 STOCKHOLDERS OF
                            MARMION INDUSTRIES CORP.
                                 (the "Company")

          RESOLVED, that the amendment to the Company's Articles of Incorporation increasing the number of authorized shares of common stock to 5,000,000,000 is hereby adopted and approved in all respects; and

          RESOLVED FURTHER, that the grant of discretionary authority to the board of directors to implement a reverse split of the Company's issued and outstanding common stock on the basis of one post-consolidation share for up to each 1,000 pre-consolidation shares within 12 months of the Company's information statement on Schedule 14C is hereby approved in all respects; and

          RESOLVED FURTHER, that the Company's Stock Plans included in the Company's information statement on Schedule 14C as Attachment B are hereby approved in all respects; and

          RESOLVED FURTHER, that all issuances of shares of the Company's common stock and options to purchase the Company's common stock pursuant to the Company's Stock Plans included in the Company's information statement on Schedule 14C as Attachment B are hereby
                                                    ------------
     approved in all respects; and

          RESOLVED FURTHER, that the officers of the Company be, and each of them hereby is, authorized, empowered and directed, for and on behalf of the Company, to take any and all actions, to perform all such acts and things, to execute, file, deliver or record in the name and on behalf of the Company, all such instruments, agreements, or other documents, and to make all such payments as they, in their judgment, or in the judgment of any one or more of them, may deem necessary, advisable or appropriate in order to carry out the transactions contemplated by the foregoing resolutions.

                                  ATTACHMENT B
                                  STOCK PLANS

                 INTERNATIONAL TRUST AND FINANCIAL SYSTEMS, INC.
                 EMPLOYEE STOCK INCENTIVE PLAN FOR THE YEAR 2004

     1.   General  Provisions.
          -------------------

     1.1  Purpose.  This  Stock Incentive Plan (the "Plan") is intended to allow
          -------
designated officers and employees (all of whom are sometimes collectively referred to herein as the "Employees," or individually as the "Employee") of International Trust and Financial Systems, Inc., a Florida corporation (the "Company") and its Subsidiaries (as that term is defined below) which they may have from time to time (the Company and such Subsidiaries are referred to herein as the "Company") to receive certain options (the "Stock Options") to purchase common stock of the Company, par value $0.001 per share (the "Common Stock"), and to receive grants of the Common Stock subject to certain restrictions (the "Awards"). As used in this Plan, the term "Subsidiary" shall mean each corporation which is a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"). The purpose of this Plan is to provide the Employees, who make significant and extraordinary contributions to the long-term growth and performance of the Company, with equity-based compensation incentives, and to attract and retain the Employees.

     1.2  Administration.
          --------------

     1.2.1 The Plan shall be administered by the Compensation Committee (the "Committee") of, or appointed by, the Board of Directors of the Company (the "Board"). The Committee shall select one of its members as Chairman and shall act by vote of a majority of a quorum, or by unanimous written consent. A majority of its members shall constitute a quorum. The Committee shall be governed by the provisions of the Company's Bylaws and of Florida law applicable to the Board, except as otherwise provided herein or determined by the Board.

     1.2.2 The Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan (a) to approve the Employees nominated by the management of the Company to be granted Awards or Stock Options; (b) to determine the number of Awards or Stock Options to be granted to an Employee; (c) to determine the time or times at which Awards or Stock Options shall be granted; to establish the terms and conditions upon which Awards or Stock Options may be exercised; (d) to remove or adjust any restrictions and conditions upon Awards or Stock Options; (e) to specify, at the time of grant, provisions relating to exercisability of Stock Options and to accelerate or otherwise modify the exercisability of any Stock Options; and (f) to adopt such rules and regulations and to make all other determinations deemed necessary or desirable for the administration of this Plan. All interpretations and constructions of this Plan by the Committee, and all of its actions hereunder, shall be binding and conclusive on all persons for all purposes.

     1.2.3 The Company hereby agrees to indemnify and hold harmless each Committee member and each Employee, and the estate and heirs of such Committee member or Employee, against all claims, liabilities, expenses, penalties, damages or other pecuniary losses, including legal fees, which such Committee member or Employee, his estate or heirs may suffer as a result of his responsibilities, obligations or duties in connection with this Plan, to the extent that insurance, if any, does not cover the payment of such items. No member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award or Stock Option granted pursuant to this Plan.

     1.3  Eligibility and Participation.  The Employees eligible under this Plan
          -----------------------------
shall be approved by the Committee from those Employees who, in the opinion of the management of the Company, are in positions which enable them to make significant contributions to the long-term performance and growth of the Company. In selecting the Employees to whom Award or Stock Options may be granted, consideration shall be given to factors such as employment position, duties and responsibilities, ability, productivity, length of service, morale, interest in the Company and recommendations of supervisors.

     1.4  Shares  Subject  to  this  Plan.  The  maximum number of shares of the
          -------------------------------
Common Stock that may be issued pursuant to this Plan shall be 6,000,000 subject to adjustment pursuant to the provisions of Paragraph 4.1. If shares of the Common Stock awarded or issued under this Plan are reacquired by the Company due to a forfeiture or for any other reason, such shares shall be cancelled and thereafter shall again be available for purposes of this Plan. If a Stock Option expires, terminates or is cancelled for any reason without having been exercised in full, the shares of the Common Stock not purchased thereunder shall again be available for purposes of this Plan. In the event that any outstanding Stock Option or Award under this Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Stock Option or Award shall be available for issuance under the International Trust and Financial Systems, Inc. Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2004.

     2.   Provisions  Relating  to  Stock  Options.
          ----------------------------------------

     2.1  Grants  of  Stock  Options.  The  Committee may grant Stock Options in
          --------------------------
such amounts, at such times, and to the Employees nominated by the management of the Company as the Committee, in its discretion, may determine. Stock Options granted under this Plan shall constitute "incentive stock options" within the meaning of Section 422 of the Code, if so designated by the Committee on the date of grant. The Committee shall also have the discretion to grant Stock Options which do not constitute incentive stock options, and any such Stock Options shall be designated non-statutory stock options by the Committee on the date of grant. The aggregate Fair Market Value (determined as of the time an incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by any Employee during any one calendar year (under all plans of the Company and any parent or subsidiary of the Company) may not exceed the maximum amount permitted under
Section 422 of the Code (currently, $100,000.00). Non-statutory stock options shall not be subject to the limitations relating to incentive stock options contained in the preceding sentence. Each Stock Option shall be evidenced by a written agreement (the "Option Agreement") in a form approved by the Committee, which shall be executed on behalf of the Company and by the Employee to whom the Stock Option is granted, and which shall be subject to the terms and conditions of this Plan. In the discretion of the Committee, Stock Options may include provisions (which need not be uniform), authorized by the Committee in its discretion, that accelerate an Employee's rights to exercise Stock Options following a "Change in Control," upon termination of the Employee's employment by the Company without "Cause" or by the Employee for "Good Reason," as such terms are defined in Paragraph 3.1 hereof. The holder of a Stock Option shall not be entitled to the privileges of stock ownership as to any shares of the Common Stock not actually issued to such holder.

     2.2  Purchase  Price.  The  purchase price (the "Exercise Price") of shares
          ---------------
of the Common Stock subject to each Stock Option (the "Option Shares") shall not be less than 85 percent of the Fair Market Value of the Common Stock on the date of exercise. For an Employee holding greater than 10 percent of the total voting power of all stock of the Company, either Common or Preferred, the Exercise Price of an incentive stock option shall be at least 110 percent of the Fair Market Value of the Common Stock on the date of the grant of the option. As used herein, "Fair Market Value" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

     2.3  Option Period.  The Stock Option period (the "Term") shall commence on
          -------------
the date of grant of the Stock Option and shall be 10 years or such shorter period as is determined by the Committee. Each Stock Option shall provide that it is exercisable over its term in such periodic installments as the Committee may determine, subject to the provisions of Paragraph 2.4.1. Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") exempts persons normally subject to the reporting requirements of Section 16(a) of the Exchange Act (the "Section 16 Reporting Persons") pursuant to a qualified employee stock option plan from the normal requirement of not selling until at least six months and one day from the date the Stock Option is granted.

     2.4  Exercise  of  Options.
          ---------------------

     2.4.1 Each Stock Option may be exercised in whole or in part (but not as to fractional shares) by delivering it for surrender or endorsement to the Company, attention of the Corporate Secretary, at the principal office of the Company, together with payment of the Exercise Price and an executed Notice and Agreement of Exercise in the form prescribed by Paragraph 2.4.2. Payment may be made (a) in cash, (b) by cashier's or certified check, (c) by surrender of previously owned shares of the Common Stock valued pursuant to Paragraph 2.2 (if the Committee authorizes payment in stock in its discretion), (d) by withholding from the Option Shares which would otherwise be issuable upon the exercise of the Stock Option that number of Option Shares equal to the exercise price of the Stock Option, if such withholding is authorized by the Committee in its discretion, or (e) in the discretion of the Committee, by the delivery to the Company of the optionee's promissory note secured by the Option Shares, bearing interest at a rate sufficient to prevent the imputation of interest under Sections 483 or 1274 of the Code, and having such other terms and conditions as may be satisfactory to the Committee. Subject to the provisions of this Paragraph 2.4 and Paragraph 2.5, the Employee has the right to exercise his or her Stock Options at the rate of at least 20 percent per year over five years from the date the Stock Option is granted.

     2.4.2 Exercise of each Stock Option is conditioned upon the agreement of the Employee to the terms and conditions of this Plan and of such Stock Option as evidenced by the Employee's execution and delivery of a Notice and Agreement of Exercise in a form to be determined by the Committee in its discretion. Such Notice and Agreement of Exercise shall set forth the agreement of the Employee that (a) no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended (the "Securities Act") or any other applicable federal or state securities laws, (b) each Option Share certificate may be imprinted with legends reflecting any applicable federal and state securities law restrictions and conditions, (c) the Company may comply with said securities law restrictions and issue "stop transfer" instructions to its Transfer Agent and Registrar without liability, (d) if the Employee is a Section 16 Reporting Person, the Employee will furnish to the Company a copy of each Form 4 or Form 5 filed by said Employee and will timely file all reports required under federal securities laws, and (e) the Employee will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

     2.4.3 No Stock Option shall be exercisable unless and until any applicable registration or qualification requirements of federal and state securities laws, and all other legal requirements, have been fully complied with. At no time shall the total number of securities issuable upon exercise of all outstanding options under this Plan, and the total number of securities provided for under any bonus or similar plan or agreement of the Company exceed a number of securities which is equal to 30 percent of the then outstanding securities of the Company, unless a percentage higher than 30 percent is approved by at least two-thirds of the outstanding securities entitled to vote. The Company will use reasonable efforts to maintain the effectiveness of a Registration Statement under the Securities Act for the issuance of Stock Options and shares acquired thereunder, but there may be times when no such Registration Statement will be currently effective. The exercise of Stock Options may be temporarily suspended without liability to the Company during times when no such Registration Statement is currently effective, or during times when, in the reasonable opinion of the Committee, such suspension is necessary to preclude violation of any requirements of applicable law or regulatory bodies having jurisdiction over the Company. If any Stock Option would expire for any reason except the end of its term during such a suspension, then if exercise of such Stock Option is duly tendered before its expiration, such Stock Option shall be exercisable and exercised (unless the attempted exercise is withdrawn) as of the first day after the end of such suspension. The Company shall have no obligation to file any Registration Statement covering resales of Option Shares.

     2.5  Continuous  Employment.  Except as provided in Paragraph 2.7 below, an
          ----------------------
Employee may not exercise a Stock Option unless from the date of grant to the date of exercise the Employee remains continuously in the employ of the Company. For purposes of this Paragraph 2.5, the period of continuous employment of an Employee with the Company shall be deemed to include (without extending the term of the Stock Option) any period during which the Employee is on leave of absence with the consent of the Company, provided that such leave of absence shall not exceed three months and that the Employee returns to the employ of the Company at the expiration of such leave of absence. If the Employee fails to return to the employ of the Company at the expiration of such leave of absence, the Employee's employment with the Company shall be deemed terminated as of the date such leave of absence commenced. The continuous employment of an Employee with the Company shall also be deemed to include any period during which the Employee is a member of the Armed Forces of the United States, provided that the Employee returns to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date the Employee first becomes entitled to a discharge from military service. If an Employee does not return to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date the Employee first becomes entitled to a discharge from military service, the Employee's employment with the Company shall be deemed to have terminated as of the date the Employee's military service ended.

     2.6  Restrictions  on  Transfer.  Each Stock Option granted under this Plan
          --------------------------
shall be transferable only by will or the laws of descent and distribution. No interest of any Employee under this Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Each Stock Option granted under this Plan shall be exercisable during an Employee's lifetime only by the Employee or by the Employee's legal representative.

     2.7  Termination  of  Employment.
          ---------------------------

     2.7.1 Upon an Employee's Retirement, Disability (both terms being defined below) or death, (a) all Stock Options to the extent then presently exercisable shall remain in full force and effect and may be exercised pursuant to the provisions thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter. Unless employment is terminated for cause, as defined by applicable law, the right to exercise in the event of termination of employment, to the extent that the optionee is entitled to exercise on the date the employment terminates as follows:

          (i) At least six months from the date of termination if termination was caused by death or disability.

          (ii) At least 30 days from the date of termination if termination was caused by other than death or disability.

     2.7.2 Upon the termination of the employment of an Employee for any reason other than those specifically set forth in Paragraph 2.7.1, (a) all Stock Options to the extent then presently exercisable by the Employee shall remain exercisable only for a period of 90 days after the date of such termination of employment (except that the 90 day period shall be extended to 12 months if the Employee shall die during such 90 day period), and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

     2.7.3 For  purposes  of  this  Plan:

          (a) "Retirement" shall mean an Employee's retirement from the employ of the Company on or after the date on which the Employee attains the age of 65 years; and

          (b) "Disability" shall mean total and permanent incapacity of an Employee, due to physical impairment or legally established mental incompetence, to perform the usual duties of the Employee's employment with the Company, which disability shall be determined (i) on medical evidence by a licensed physician designated by the Committee, or (ii) on evidence that the Employee has become entitled to receive primary benefits as a disabled employee under the Social Security Act in effect on the date of such disability.

     3.   Provisions  Relating  to  Awards.
          --------------------------------

     3.1  Grant  of  Awards.  Subject  to  the  provisions  of  this  Plan,  the
          -----------------
Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan, to (1) grant Awards pursuant to this Plan, (2) determine the number of shares of the Common Stock subject to each Award (the "Award Shares"), (3) determine the terms and conditions (which need not be identical) of each Award, including the consideration (if any) to be paid by the Employee for such Common Stock, which may, in the Committee's discretion, consist of the delivery of the Employee's promissory note meeting the requirements of Paragraph 2.4.1, (4) establish and modify performance criteria for Awards, and (5) make all of the determinations necessary or advisable with respect to Awards under this Plan. Each Award under this Plan shall consist of a grant of shares of the Common Stock subject to a restriction period (after which the restrictions shall lapse), which shall be a period commencing on the date the Award is granted and ending on such date as the Committee shall determine (the "Restriction Period"). The Committee may provide for the lapse of restrictions in installments, for acceleration of the lapse of restrictions upon the satisfaction of such performance or other criteria or upon the occurrence of such events as the Committee shall determine, and for the early expiration of the Restriction Period upon an Employee's death, Disability or Retirement as defined in Paragraph 2.7.3, or, following a Change of Control, upon termination of an Employee's employment by the Company without "Cause" or by the Employee for "Good Reason," as those terms are defined herein. For purposes of this Plan:

     "Change of Control" shall be deemed to occur (a) on the date the Company first has actual knowledge that any person (as such term is used in Sections
13(d) and 14(d)(2) of the Exchange Act) has become the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40 percent or more of the combined voting power of the Company's then outstanding securities, or (b) on the date the stockholders of the Company approve (i) a merger of the Company with or into any other corporation in which the Company is not the surviving corporation or in which the Company survives as a subsidiary of another corporation, (ii) a consolidation of the Company with any other corporation, or (iii) the sale or disposition of all or substantially all of the Company's assets or a plan of complete liquidation.

     "Cause," when used with reference to termination of the employment of an Employee by the Company for "Cause," shall mean:

               (a) The Employee's continuing willful and material breach of his duties to the Company after he receives a demand from the Chief Executive of the Company specifying the manner in which he has willfully and materially breached such duties, other than any such failure resulting from Disability of the Employee or his resignation for "Good Reason," as defined herein; or

               (b)  The  conviction  of  the  Employee  of  a  felony;  or

               (c) The Employee's commission of fraud in the course of his employment with the Company, such as embezzlement or other material and intentional violation of law against the Company; or

               (d) The Employee's gross misconduct causing material harm to the Company.

     "Good Reason" shall mean any one or more of the following, occurring following or in connection with a Change of Control and within 90 days prior to the Employee's resignation, unless the Employee shall have consented thereto in writing:

               (a) The assignment to the Employee of duties inconsistent with his executive status prior to the Change of Control or a substantive change in the officer or officers to whom he reports from the officer or officers to whom he reported immediately prior to the Change of Control; or

               (b) The elimination or reassignment of a majority of the duties and responsibilities that were assigned to the Employee immediately prior to the Change of Control; or

               (c) A reduction by the Company in the Employee's annual base salary as in effect immediately prior to the Change of Control; or

               (d) The Company requiring the Employee to be based anywhere outside a 35-mile radius from his place of employment immediately prior to the Change of Control, except for required travel on the Company's business to an extent substantially consistent with the Employee's business travel obligations immediately prior to the Change of Control; or

               (e) The failure of the Company to grant the Employee a performance bonus reasonably equivalent to the same percentage of salary the Employee normally received prior to the Change of Control, given comparable performance by the Company and the Employee; or

               (f) The failure of the Company to obtain a satisfactory Assumption Agreement (as defined in Paragraph 4.12 of this Plan) from a successor, or the failure of such successor to perform such Assumption Agreement.

     3.2  Incentive  Agreements.  Each  Award  granted  under this Plan shall be
          ---------------------
evidenced by a written agreement (an "Incentive Agreement") in a form approved by the Committee and executed by the Company and the Employee to whom the Award is granted. Each Incentive Agreement shall be subject to the terms and conditions of this Plan and other such terms and conditions as the Committee may specify.

     3.3  Amendment, Modification and Waiver of Restrictions.  The Committee may
          --------------------------------------------------
modify or amend any Award under this Plan or waive any restrictions or conditions applicable to the Award; provided, however, that the Committee may not undertake any such modifications, amendments or waivers if the effect thereof materially increases the benefits to any Employee, or adversely affects the rights of any Employee without his consent.

     3.4  Terms and Conditions of Awards.  Upon receipt of an Award of shares of
          ------------------------------
the Common Stock under this Plan, even during the Restriction Period, an Employee shall be the holder of record of the shares and shall have all the rights of a stockholder with respect to such shares, subject to the terms and conditions of this Plan and the Award.

     3.4.1 Except as otherwise provided in this Paragraph 3.4, no shares of the Common Stock received pursuant to this Plan shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period applicable to such shares. Any purported disposition of such the Common Stock in violation of this Paragraph 3.4 shall be null and void.

     3.4.2 If an Employee's employment with the Company terminates prior to the expiration of the Restriction Period for an Award, subject to any provisions of the Award with respect to the Employee's death, Disability or Retirement, or Change of Control, all shares of the Common Stock subject to the Award shall be immediately forfeited by the Employee and reacquired by the Company, and the Employee shall have no further rights with respect to the Award. In the discretion of the Committee, an Incentive Agreement may provide that, upon the forfeiture by an Employee of Award Shares, the Company shall repay to the Employee the consideration (if any) which the Employee paid for the Award Shares on the grant of the Award. In the discretion of the Committee, an Incentive Agreement may also provide that such repayment shall include an interest factor on such consideration from the date of the grant of the Award to the date of such repayment.

     3.4.3 The Committee may require under such terms and conditions as it deems appropriate or desirable that (a) the certificates for the Common Stock delivered under this Plan are to be held in custody by the Company or a person or institution designated by the Company until the Restriction Period expires,
(b) such certificates shall bear a legend referring to the restrictions on the Common Stock pursuant to this Plan, and (c) the Employee shall have delivered to the Company a stock power endorsed in blank relating to the Common Stock.

     4.   Miscellaneous  Provisions.
          -------------------------

     4.1  Adjustments  Upon  Change  in  Capitalization.
          ---------------------------------------------

     4.1.1 The number and class of shares subject to each outstanding Stock Option, the Exercise Price thereof (but not the total price), the maximum number of Stock Options that may be granted under this Plan, the minimum number of shares as to which a Stock Option may be exercised at any one time, and the number and class of shares subject to each outstanding Award, shall be proportionately adjusted in the event of any increase or decrease in the number of the issued shares of the Common Stock which results from a split-up or consolidation of shares, payment of a stock dividend or dividends exceeding a total of five percent for which the record dates occur in any one fiscal year, a recapitalization (other than the conversion of convertible securities according to their terms), a combination of shares or other like capital adjustment, so that (a) upon exercise of the Stock Option, the Employee shall receive the number and class of shares the Employee would have received had the Employee been the holder of the number of shares of the Common Stock for which the Stock Option is being exercised upon the date of such change or increase or decrease in the number of issued shares of the Company, and (b) upon the lapse of restrictions of the Award Shares, the Employee shall receive the number and class of shares the Employee would have received if the restrictions on the Award Shares had lapsed on the date of such change or increase or decrease in the number of issued shares of the Company.

     4.1.2 Upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation or in which the Company survives as a wholly-owned subsidiary of another corporation, or upon a sale of all or substantially all of the property of the Company to another corporation, or any dividend or distribution to stockholders of more than 10 percent of the Company's assets, adequate adjustment or other provisions shall be made by the Company or other party to such transaction so that there shall remain and/or be substituted for the Option Shares and Award Shares provided for herein, the shares, securities or assets which would have been issuable or payable in respect of or in exchange for such Option Shares and Award Shares then remaining, as if the Employee had been the owner of such shares as of the applicable date. Any securities so substituted shall be subject to similar successive adjustments.

     4.2   Withholding  Taxes.  The  Company shall have the right at the time of
           ------------------
exercise of any Stock Option, the grant of an Award, or the lapse of restrictions on Award Shares, to make adequate provision for any federal, state, local or foreign taxes which it believes are or may be required by law to be withheld with respect to such exercise (the "Tax Liability"), to ensure the payment of any such Tax Liability. The Company may provide for the payment of any Tax Liability by any of the following means or a combination of such means, as determined by the Committee in its sole and absolute discretion in the particular case (1) by requiring the Employee to tender a cash payment to the Company, (2) by withholding from the Employee's salary, (3) by withholding from the Option Shares which would otherwise be issuable upon exercise of the Stock Option, or from the Award Shares on their grant or date of lapse of restrictions, that number of Option Shares or Award Shares having an aggregate Fair Market Value (determined in the manner prescribed by Paragraph 2.2) as of the date the withholding tax obligation arises in an amount which is equal to the Employee's Tax Liability or (4) by any other method deemed appropriate by the Committee. Satisfaction of the Tax Liability of a Section 16 Reporting Person may be made by the method of payment specified in clause (3) above only if the following two conditions are satisfied:

               (a) The withholding of Option Shares or Award Shares and the exercise of the related Stock Option occur at least six months and one day following the date of grant of such Stock Option or Award; and

               (b) The withholding of Option Shares or Award Shares is made either (i) pursuant to an irrevocable election (the "Withholding Election") made by the Employee at least six months in advance of the withholding of Options Shares or Award Shares, or (ii) on a day within a 10-day "window period" beginning on the third business day following the date of release of the Company's quarterly or annual summary statement of sales and earnings.

     Anything herein to the contrary notwithstanding, a Withholding Election may be disapproved by the Committee at any time.

     4.3  Relationship  to  Other  Employee  Benefit  Plans.  Stock  Options and
          -------------------------------------------------
Awards granted hereunder shall not be deemed to be salary or other compensation to any Employee for purposes of any pension, thrift, profit-sharing, stock purchase or any other employee benefit plan now maintained or hereafter adopted by the Company.

     4.4  Amendments  and  Termination.  The  Board of Directors may at any time
          ----------------------------
suspend, amend or terminate this Plan. No amendment, except as provided in Paragraph 3.3, or modification of this Plan may be adopted, except subject to stockholder approval, which would (1) materially increase the benefits accruing to the Employees under this Plan, (2) materially increase the number of securities which may be issued under this Plan (except for adjustments pursuant to Paragraph 4.1 hereof), or (3) materially modify the requirements as to eligibility for participation in this Plan.

     4.5  Successors  in  Interest.  The provisions of this Plan and the actions
          ------------------------
of the Committee shall be binding upon all heirs, successors and assigns of the Company and of the Employees.

     4.6  Other  Documents.  All  documents  prepared,  executed or delivered in
          ----------------
connection with this Plan (including, without limitation, Option Agreements and Incentive Agreements) shall be, in substance and form, as established and modified by the Committee; provided, however, that all such documents shall be subject in every respect to the provisions of this Plan, and in the event of any conflict between the terms of any such document and this Plan, the provisions of this Plan shall prevail.

     4.7  Fairness  of  the  Repurchase  Price.  In  the  event that the Company
          ------------------------------------
repurchases securities upon termination of employment pursuant to this Plan, either: (a) the price will not be less than the fair market value of the securities to be repurchased on the date of termination of employment, and the right to repurchase will be exercised for cash or cancellation of purchase money indebtedness for the securities within 90 days of termination of the employment (or in the case of securities issued upon exercise of options after the date of termination, within 90 days after the date of the exercise), and the right terminates when the Company's securities become publicly traded, or (b) Company will repurchase securities at the original purchase price, provided that the right to repurchase at the original purchase price lapses at the rate of at least 20 percent of the securities per year over five years from the date the option is granted (without respect to the date the option was exercised or became exercisable) and the right to repurchase must be exercised for cash or cancellation of purchase money indebtedness for the securities within 90 days of termination of employment (or in case of securities issued upon exercise of options after the date of termination, within 90 days after the date of the exercise).

     4.8  No  Obligation to Continue Employment.  This Plan and the grants which
          -------------------------------------
might be made hereunder shall not impose any obligation on the Company to continue to employ any Employee. Moreover, no provision of this Plan or any document executed or delivered pursuant to this Plan shall be deemed modified in any way by any employment contract between an Employee (or other employee) and the Company.

     4.9  Misconduct  of  an  Employee.  Notwithstanding  any other provision of
          ----------------------------
this Plan, if an Employee commits fraud or dishonesty toward the Company or wrongfully uses or discloses any trade secret, confidential data or other information proprietary to the Company, or intentionally takes any other action which results in material harm to the Company, as determined by the Committee, in its sole and absolute discretion, the Employee shall forfeit all rights and benefits under this Plan.

     4.10 Term of Plan.  No Stock Option shall be exercisable, or Award granted,
          ------------
unless and until the Directors of the Company have approved this Plan and all other legal requirements have been met. This Plan was adopted by the Board effective March 5, 2004. No Stock Options or Awards may be granted under this Plan after March 5, 2014.

     4.11  Governing  Law.  This  Plan and all actions taken thereunder shall be
           --------------
governed by, and construed in accordance with, the laws of the State of Florida.

     4.12  Assumption  Agreements.  The  Company  will  require  each successor,
           ----------------------
(direct or indirect, whether by purchase, merger, consolidation or otherwise), to all or substantially all of the business or assets of the Company, prior to the consummation of each such transaction, to assume and agree to perform the terms and provisions remaining to be performed by the Company under each Incentive Agreement and Stock Option and to preserve the benefits to the Employees thereunder. Such assumption and agreement shall be set forth in a written agreement in form and substance satisfactory to the Committee (an "Assumption Agreement"), and shall include such adjustments, if any, in the application of the provisions of the Incentive Agreements and Stock Options and such additional provisions, if any, as the Committee shall require and approve, in order to preserve such benefits to the Employees. Without limiting the generality of the foregoing, the Committee may require an Assumption Agreement to include satisfactory undertakings by a successor:

               (a) To provide liquidity to the Employees at the end of the Restriction Period applicable to the Common Stock awarded to them under this Plan, or on the exercise of Stock Options;

               (b) If the succession occurs before the expiration of any period specified in the Incentive Agreements for satisfaction of performance criteria applicable to the Common Stock awarded thereunder, to refrain from interfering with the Company's ability to satisfy such performance criteria or to agree to modify such performance criteria and/or waive any criteria that cannot be satisfied as a result of the succession;

               (c) To require any future successor to enter into an Assumption Agreement; and

               (d) To take or refrain from taking such other actions as the Committee may require and approve, in its discretion.

     4.13 Compliance with Rule 16b-3.  Transactions under this Plan are intended
          --------------------------
to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent that any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     4.14 Information to Shareholders.  The Company shall furnish to each of its
          ---------------------------
stockholders financial statements of the Company at least annually.

     IN WITNESS WHEREOF, this Plan has been executed effective as of March 5, 2004.


                                         INTERNATIONAL TRUST AND FINANCIAL
                                         SYSTEMS, INC.


                                         By /s/ Wilbert H. Marmion
                                           -----------------------------------
                                           Wilbert H. Marmion, President

     1.   Introduction.  This  Plan  shall  be known as the "International Trust
          ------------
and Financial Systems, Inc. Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2004," and is hereinafter referred to as the "Plan." The purposes of this Plan are to enable International Trust and Financial Systems, Inc., a Florida corporation (the "Company"), to promote the interests of the Company and its stockholders by attracting and retaining non-employee Directors and Consultants capable of furthering the future success of the Company and by aligning their economic interests more closely with those of the Company's stockholders, by paying their retainer or fees in the form of shares of the Company's common stock, par value $0.001 per share (the "Common Stock").

     2.   Definitions.  The  following  terms  shall have the meanings set forth
          -----------
below:

     "Board" means the Board of Directors of the Company.

     "Change of Control" has the meaning set forth in Paragraph 12(d) hereof.

     "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder. References to any provision of the Code or rule or regulation thereunder shall be deemed to include any amended or successor provision, rule or regulation.

     "Committee" means the committee that administers this Plan, as more fully defined in Paragraph 13 hereof.

     "Common Stock" has the meaning set forth in Paragraph 1 hereof.

     "Company" has the meaning set forth in Paragraph 1 hereof.

     "Deferral Election" has the meaning set forth in Paragraph 6 hereof.

     "Deferred Stock Account" means a bookkeeping account maintained by the Company for a Participant representing the Participant's interest in the shares credited to such Deferred Stock Account pursuant to Paragraph 7 hereof.

     "Delivery Date" has the meaning set forth in Paragraph 6 hereof.

     "Director" means an individual who is a member of the Board of Directors of the Company.

     "Dividend Equivalent" for a given dividend or other distribution means a number of shares of the Common Stock having a Fair Market Value, as of the record date for such dividend or distribution, equal to the amount of cash, plus the Fair Market Value on the date of distribution of any property, that is distributed with respect to one share of the Common Stock pursuant to such dividend or distribution; such Fair Market Value to be determined by the Committee in good faith.

     "Effective Date" has the meaning set forth in Paragraph 3 hereof.

     "Exchange Act" has the meaning set forth in Paragraph 12(d) hereof.

     "Fair Market Value" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common

Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

     "Participant" has the meaning set forth in Paragraph 4 hereof.

     "Payment Time" means the time when a Stock Retainer is payable to a Participant pursuant to Paragraph 5 hereof (without regard to the effect of any Deferral Election).

     "Stock Retainer" has the meaning set forth in Paragraph 5 hereof.

     "Third Anniversary" has the meaning set forth in Paragraph 6 hereof.

     3.   Effective  Date  of  the  Plan.  This  Plan  was  adopted by the Board
          ------------------------------
effective  March  5,  2004  (the  "Effective  Date").

     4.   Eligibility.  Each  individual  who is a Director or Consultant on the
          -----------
Effective Date and each individual who becomes a Director or Consultant thereafter during the term of this Plan, shall be a participant (the "Participant") in this Plan, in each case during such period as such individual remains a Director or Consultant and is not an employee of the Company or any of its subsidiaries. Each credit of shares of the Common Stock pursuant to this Plan shall be evidenced by a written agreement duly executed and delivered by or on behalf of the Company and a Participant, if such an agreement is required by the Company to assure compliance with all applicable laws and regulations.

     5.   Grants  of  Shares.  Commencing  on  the Effective Date, the amount of
          ------------------
compensation for service to directors or consultants shall be payable in shares of the Common Stock (the "Stock Retainer") pursuant to this Plan at the deemed issuance price of $0.25 per Share.

     6.   Deferral Option.  From and after the Effective Date, a Participant may
          ---------------
make an election (a "Deferral Election") on an annual basis to defer delivery of the Stock Retainer specifying which one of the following ways the Stock Retainer is to be delivered (a) on the date which is three years after the Effective Date for which it was originally payable (the "Third Anniversary"), (b) on the date upon which the Participant ceases to be a Director or Consultant for any reason (the "Departure Date") or (c) in five equal annual installments commencing on the Departure Date (the "Third Anniversary" and "Departure Date" each being referred to herein as a "Delivery Date"). Such Deferral Election shall remain in effect for each Subsequent Year unless changed, provided that, any Deferral Election with respect to a particular Year may not be changed less than six months prior to the beginning of such Year, and provided, further, that no more than one Deferral Election or change thereof may be made in any Year.

     Any Deferral Election and any change or revocation thereof shall be made by delivering written notice thereof to the Committee no later than six months prior to the beginning of the Year in which it is to be effected; provided that, with respect to the Year beginning on the Effective Date, any Deferral Election or revocation thereof must be delivered no later than the close of business on the 30th day after the Effective Date.

     7.   Deferred  Stock Accounts.  The Company shall maintain a Deferred Stock
          ------------------------
Account for each Participant who makes a Deferral Election to which shall be credited, as of the applicable Payment Time, the number of shares of the Common Stock payable pursuant to the Stock Retainer to which the Deferral Election relates. So long as any amounts in such Deferred Stock Account have not been delivered to the Participant under Paragraph 8 hereof, each Deferred Stock Account shall be credited as of the payment date for any dividend paid or other distribution made with respect to the Common Stock, with a number of shares of the Common Stock equal to (a) the number of shares of the Common Stock shown in such Deferred Stock Account on the record date for such dividend or distribution multiplied by (b) the Dividend Equivalent for such dividend or distribution.

     8.   Delivery  of  Shares.
          --------------------

     (a) The shares of the Common Stock in a Participant's Deferred Stock Account with respect to any Stock Retainer for which a Deferral Election has been made (together with dividends attributable to such shares credited to such Deferred Stock Account) shall be delivered in accordance with this Paragraph 8 as soon as practicable after the applicable Delivery Date. Except with respect to a Deferral Election pursuant to Paragraph 6 hereof, or other agreement between the parties, such shares shall be delivered at one time; provided that, if the number of shares so delivered includes a fractional share, such number shall be rounded to the nearest whole number of shares. If the Participant has in effect a Deferral Election pursuant to Paragraph 6 hereof, then such shares shall be delivered in five equal annual installments (together with dividends attributable to such shares credited to such Deferred Stock Account), with the first such installment being delivered on the first anniversary of the Delivery Date; provided that, if in order to equalize such installments, fractional shares would have to be delivered, such installments shall be adjusted by rounding to the nearest whole share. If any such shares are to be delivered after the Participant has died or become legally incompetent, they shall be delivered to the Participant's estate or legal guardian, as the case may be, in accordance with the foregoing; provided that, if the Participant dies with a Deferral Election pursuant to Paragraph 6 hereof in effect, the Committee shall deliver all remaining undelivered shares to the Participant's estate immediately. References to a Participant in this Plan shall be deemed to refer to the Participant's estate or legal guardian, where appropriate.

     (b) The Company may, but shall not be required to, create a grantor trust or utilize an existing grantor trust (in either case, "Trust") to assist it in accumulating the shares of the Common Stock needed to fulfill its obligations under this Paragraph 8. However, Participants shall have no beneficial or other interest in the Trust and the assets thereof, and their rights under this Plan shall be as general creditors of the Company, unaffected by the existence or nonexistence of the Trust, except that deliveries of Stock Retainers to Participants from the Trust shall, to the extent thereof, be treated as satisfying the Company's obligations under this Paragraph 8.

     9.  Share  Certificates;  Voting  and  Other  Rights.  The certificates for
         ------------------------------------------------
shares delivered to a Participant pursuant to Paragraph 8 above shall be issued in the name of the Participant, and from and after the date of such issuance the Participant shall be entitled to all rights of a stockholder with respect to the Common Stock for all such shares issued in his name, including the right to vote the shares, and the Participant shall receive all dividends and other distributions paid or made with respect thereto.

     10.  General  Restrictions.
          ---------------------

          (a) Notwithstanding any other provision of this Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of the Common Stock under this Plan prior to fulfillment of all of the following conditions:

               (i) Listing or approval for listing upon official notice of issuance of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be a market for the Common Stock;

               (ii) Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, upon the advice of counsel, deem necessary or advisable; and

               (iii) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, after receiving the advice of counsel, determine to be necessary or advisable.

          (b) Nothing contained in this Plan shall prevent the Company from adopting other or additional compensation arrangements for the Participants.

     11.  Shares  Available.  Subject  to Paragraph 12 below, the maximum number
          -----------------
of shares of the Common Stock which may in the aggregate be paid as Stock Retainers pursuant to this Plan is 2,000,000. Shares of the Common Stock issuable under this Plan may be taken from treasury shares of the Company or purchased on the open market. In the event that any outstanding Stock Retainer under this Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Stock Retainer shall be available for issuance under the International Trust and Financial Systems, Inc. Employee Stock Incentive Plan for the Year 2004.

     12.  Adjustments;  Change  of  Control.
          ---------------------------------

          (a) In the event that there is, at any time after the Board adopts this Plan, any change in corporate capitalization, such as a stock split, combination of shares, exchange of shares, warrants or rights offering to purchase the Common Stock at a price below its Fair Market Value, reclassification, or recapitalization, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, stock dividend, or other extraordinary distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company (each of the foregoing a "Transaction"), in each case other than any such Transaction which constitutes a Change of Control (as defined below),
(i) the Deferred Stock Accounts shall be credited with the amount and kind of shares or other property which would have been received by a holder of the number of shares of the Common Stock held in such Deferred Stock Account had such shares of the Common Stock been outstanding as of the effectiveness of any such Transaction, (ii) the number and kind of shares or other property subject to this Plan shall likewise be appropriately adjusted to reflect the effectiveness of any such Transaction, and (iii) the Committee shall appropriately adjust any other relevant provisions of this Plan and any such modification by the Committee shall be binding and conclusive on all persons.

          (b) If the shares of the Common Stock credited to the Deferred Stock Accounts are converted pursuant to Paragraph 12(a) into another form of property, references in this Plan to the Common Stock shall be deemed, where appropriate, to refer to such other form of property, with such other modifications as may be required for this Plan to operate in accordance with its purposes. Without limiting the generality of the foregoing, references to delivery of certificates for shares of the Common Stock shall be deemed to refer to delivery of cash and the incidents of ownership of any other property held in the Deferred Stock Accounts.

          (c) In lieu of the adjustment contemplated by Paragraph 12(a), in the event of a Change of Control, the following shall occur on the date of the Change of Control (i) the shares of the Common Stock held in each Participant's Deferred Stock Account shall be deemed to be issued and outstanding as of the Change of Control; (ii) the Company shall forthwith deliver to each Participant who has a Deferred Stock Account all of the shares of the Common Stock or any other property held in such Participant's Deferred Stock Account; and (iii) this Plan shall be terminated.

          (d) For purposes of this Plan, Change of Control shall mean any of the following events:

               (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 40 percent or more of either (1) the then outstanding shares of the Common Stock of the Company (the "Outstanding Company Common Stock"), or (2) the combined voting power of then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A), (B) and (C) of paragraph (iii) of this Paragraph 12(d) are satisfied; or

               (ii) Individuals who, as of the date hereof, constitute the Board of the Company (as of the date hereof, "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

               (iii) Approval by the stockholders of the Company of a reorganization, merger, binding share exchange or consolidation, unless, following such reorganization, merger, binding share exchange or consolidation
(A) more than 60 percent of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, binding share exchange or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, binding share exchange or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger, binding share exchange or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger, binding share exchange or consolidation, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation or the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger, binding share exchange or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger, binding share exchange or consolidation; or

               (iv) Approval by the stockholders of the Company of (1) a complete liquidation or dissolution of the Company, or (2) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 60 percent of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

     13.     Administration;  Amendment  and  Termination.
             --------------------------------------------

          (a) This Plan shall be administered by a committee consisting of two members who shall be the current directors of the Company or senior executive officers or other directors who are not Participants as may be designated by the Chief Executive Officer (the "Committee"), which shall have full authority to construe and interpret this Plan, to establish, amend and rescind rules and regulations relating to this Plan, and to take all such actions and make all such determinations in connection with this Plan as it may deem necessary or desirable.

          (b) The Board may from time to time make such amendments to this Plan, including to preserve or come within any exemption from liability under
Section 16(b) of the Exchange Act, as it may deem proper and in the best interest of the Company without further approval of the Company's stockholders, provided that, to the extent required under Florida law or to qualify transactions under this Plan for exemption under Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be adopted without further approval of the Company's stockholders and, provided, further, that if and to the extent required for this Plan to comply with Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be made more than once in any six month period that would change the amount, price or timing of the grants of the Common Stock hereunder other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder. The Board may terminate this Plan at any time by a vote of a majority of the members thereof.

     14.  Restrictions  on  Transfer.  Each Stock Option granted under this Plan
          --------------------------
shall be transferable only by will or the laws of descent and distribution. No interest of any Employee under this Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Each Stock Option granted under this Plan shall be exercisable during an Employee's lifetime only by the Employee or by the Employee's legal representative.

     15.  Term  of  Plan.  No shares of the Common Stock shall be issued, unless
          --------------
and until the Directors of the Company have approved this Plan and all other legal requirements have been met. This Plan was adopted by the Board effective March 5, 2004, and shall expire on March 5, 2014.

     16.  Governing  Law.  This  Plan  and all actions taken thereunder shall be
          --------------
governed by, and construed in accordance with, the laws of the State of Florida.

     17.  Information to Shareholders.  The Company shall furnish to each of its
          ---------------------------
stockholders financial statements of the Company at least annually.

     18.  Miscellaneous.
          -------------

          (a) Nothing in this Plan shall be deemed to create any obligation on the part of the Board to nominate any Director for reelection by the Company's stockholders or to limit the rights of the stockholders to remove any Director.

          (b) The Company shall have the right to require, prior to the issuance or delivery of any shares of the Common Stock pursuant to this Plan, that a Participant make arrangements satisfactory to the Committee for the withholding of any taxes required by law to be withheld with respect to the issuance or delivery of such shares, including, without limitation, by the withholding of shares that would otherwise be so issued or delivered, by withholding from any other payment due to the Participant, or by a cash payment to the Company by the Participant.

     IN WITNESS WHEREOF, this Plan has been executed effective as of March 5, 2004.


                                   INTERNATIONAL TRUST AND FINANCIAL
                                   SYSTEMS, INC.


                                   By /s/ Wilbert H. Marmion
                                     -------------------------------------------
                                     Wilbert H. Marmion, President

                 INTERNATIONAL TRUST AND FINANCIAL SYSTEMS, INC.
              EMPLOYEE STOCK INCENTIVE PLAN FOR THE YEAR 2004 NO. 2

     1.     General  Provisions.
            -------------------

     1.1     Purpose.  This  Stock  Incentive  Plan  (the "Plan") is intended to
             -------
allow designated officers and employees (all of whom are sometimes collectively referred to herein as the "Employees," or individually as the "Employee") of International Trust and Financial Systems, Inc., a Florida corporation (the "Company") and its Subsidiaries (as that term is defined below) which they may have from time to time (the Company and such Subsidiaries are referred to herein as the "Company") to receive certain options (the "Stock Options") to purchase common stock of the Company, par value $0.001 per share (the "Common Stock"), and to receive grants of the Common Stock subject to certain restrictions (the "Awards"). As used in this Plan, the term "Subsidiary" shall mean each corporation which is a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"). The purpose of this Plan is to provide the Employees, who make significant and extraordinary contributions to the long-term growth and performance of the Company, with equity-based compensation incentives, and to attract and retain the Employees.

     1.2     Administration.
             --------------

     1.2.1 The Plan shall be administered by the Compensation Committee (the "Committee") of, or appointed by, the Board of Directors of the Company (the "Board"). The Committee shall select one of its members as Chairman and shall act by vote of a majority of a quorum, or by unanimous written consent. A majority of its members shall constitute a quorum. The Committee shall be governed by the provisions of the Company's Bylaws and of Florida law applicable to the Board, except as otherwise provided herein or determined by the Board.

     1.2.2 The Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan (a) to approve the Employees nominated by the management of the Company to be granted Awards or Stock Options; (b) to determine the number of Awards or Stock Options to be granted to an Employee; (c) to determine the time or times at which Awards or Stock Options shall be granted; to establish the terms and conditions upon which Awards or Stock Options may be exercised; (d) to remove or adjust any restrictions and conditions upon Awards or Stock Options; (e) to specify, at the time of grant, provisions relating to exercisability of Stock Options and to accelerate or otherwise modify the exercisability of any Stock Options; and (f) to adopt such rules and regulations and to make all other determinations deemed necessary or desirable for the administration of this Plan. All interpretations and constructions of this Plan by the Committee, and all of its actions hereunder, shall be binding and conclusive on all persons for all purposes.

     1.2.3 The Company hereby agrees to indemnify and hold harmless each Committee member and each Employee, and the estate and heirs of such Committee member or Employee, against all claims, liabilities, expenses, penalties, damages or other pecuniary losses, including legal fees, which such Committee member or Employee, his estate or heirs may suffer as a result of his responsibilities, obligations or duties in connection with this Plan, to the extent that insurance, if any, does not cover the payment of such items. No member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award or Stock Option granted pursuant to this Plan.

     1.3     Eligibility  and  Participation.  The Employees eligible under this
             -------------------------------
Plan shall be approved by the Committee from those Employees who, in the opinion of the management of the Company, are in positions which enable them to make significant contributions to the long-term performance and growth of the Company. In selecting the Employees to whom Award or Stock Options may be granted, consideration shall be given to factors such as employment position, duties and responsibilities, ability, productivity, length of service, morale, interest in the Company and recommendations of supervisors.

     1.4     Shares  Subject  to this Plan.  The maximum number of shares of the
             -----------------------------
Common Stock that may be issued pursuant to this Plan shall be 6,000,000 subject to the provisions of Paragraph 4.1. If shares of the Common Stock awarded or issued under this Plan are reacquired by the Company due to a forfeiture or for any other reason, such shares shall be cancelled and thereafter shall again be available for purposes of this Plan. If a Stock Option expires, terminates or is cancelled for any reason without having been exercised in full, the shares of the Common Stock not purchased thereunder shall again be available for purposes of this Plan. In the event that any outstanding Stock Option or Award under this Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Stock Option or Award shall be available for issuance under the International Trust and Financial Systems, Inc. Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2004 No. 2.

     2.     Provisions  Relating  to  Stock  Options.
            ----------------------------------------

     2.1     Grants  of Stock Options.  The Committee may grant Stock Options in
             ------------------------
such amounts, at such times, and to the Employees nominated by the management of the Company as the Committee, in its discretion, may determine. Stock Options granted under this Plan shall constitute "incentive stock options" within the meaning of Section 422 of the Code, if so designated by the Committee on the date of grant. The Committee shall also have the discretion to grant Stock Options which do not constitute incentive stock options, and any such Stock Options shall be designated non-statutory stock options by the Committee on the date of grant. The aggregate Fair Market Value (determined as of the time an incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by any Employee during any one calendar year (under all plans of the Company and any parent or subsidiary of the Company) may not exceed the maximum amount permitted under
Section 422 of the Code (currently, $100,000.00). Non-statutory stock options shall not be subject to the limitations relating to incentive stock options contained in the preceding sentence. Each Stock Option shall be evidenced by a written agreement (the "Option Agreement") in a form approved by the Committee, which shall be executed on behalf of the Company and by the Employee to whom the Stock Option is granted, and which shall be subject to the terms and conditions of this Plan. In the discretion of the Committee, Stock Options may include provisions (which need not be uniform), authorized by the Committee in its discretion, that accelerate an Employee's rights to exercise Stock Options following a "Change in Control," upon termination of the Employee's employment by the Company without "Cause" or by the Employee for "Good Reason," as such terms are defined in Paragraph 3.1 hereof. The holder of a Stock Option shall not be entitled to the privileges of stock ownership as to any shares of the Common Stock not actually issued to such holder.

     2.2     Purchase  Price.  The  purchase  price  (the  "Exercise  Price") of
             ---------------
shares of the Common Stock subject to each Stock Option (the "Option Shares") shall not be less than 85 percent of the Fair Market Value of the Common Stock on the date of exercise. For an Employee holding greater than 10 percent of the total voting power of all stock of the Company, either Common or Preferred, the Exercise Price of an incentive stock option shall be at least 110 percent of the Fair Market Value of the Common Stock on the date of the grant of the option. As used herein, "Fair Market Value" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

     2.3     Option Period.  The Stock Option period (the "Term") shall commence
             -------------
on the date of grant of the Stock Option and shall be 10 years or such shorter period as is determined by the Committee. Each Stock Option shall provide that it is exercisable over its term in such periodic installments as the Committee may determine, subject to the provisions of Paragraph 2.4.1. Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") exempts persons normally subject to the reporting requirements of Section 16(a) of the Exchange Act (the "Section 16 Reporting Persons") pursuant to a qualified employee stock option plan from the normal requirement of not selling until at least six months and one day from the date the Stock Option is granted.

     2.4     Exercise  of  Options.
             ---------------------

     2.4.1 Each Stock Option may be exercised in whole or in part (but not as to fractional shares) by delivering it for surrender or endorsement to the Company, attention of the Corporate Secretary, at the principal office of the Company, together with payment of the Exercise Price and an executed Notice and Agreement of Exercise in the form prescribed by Paragraph 2.4.2. Payment may be made (a) in cash, (b) by cashier's or certified check, (c) by surrender of previously owned shares of the Common Stock valued pursuant to Paragraph 2.2 (if the Committee authorizes payment in stock in its discretion), (d) by withholding from the Option Shares which would otherwise be issuable upon the exercise of the Stock Option that number of Option Shares equal to the exercise price of the Stock Option, if such withholding is authorized by the Committee in its discretion, or (e) in the discretion of the Committee, by the delivery to the Company of the optionee's promissory note secured by the Option Shares, bearing interest at a rate sufficient to prevent the imputation of interest under Sections 483 or 1274 of the Code, and having such other terms and conditions as may be satisfactory to the Committee. Subject to the provisions of this Paragraph 2.4 and Paragraph 2.5, the Employee has the right to exercise his or her Stock Options at the rate of at least 20 percent per year over five years from the date the Stock Option is granted.

     2.4.2 Exercise of each Stock Option is conditioned upon the agreement of the Employee to the terms and conditions of this Plan and of such Stock Option as evidenced by the Employee's execution and delivery of a Notice and Agreement of Exercise in a form to be determined by the Committee in its discretion. Such Notice and Agreement of Exercise shall set forth the agreement of the Employee that (a) no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended (the "Securities Act") or any other applicable federal or state securities laws, (b) each Option Share certificate may be imprinted with legends reflecting any applicable federal and state securities law restrictions and conditions, (c) the Company may comply with said securities law restrictions and issue "stop transfer" instructions to its Transfer Agent and Registrar without liability, (d) if the Employee is a
Section 16 Reporting Person, the Employee will furnish to the Company a copy of each Form 4 or Form 5 filed by said Employee and will timely file all reports required under federal securities laws, and (e) the Employee will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

     2.4.3 No Stock Option shall be exercisable unless and until any applicable registration or qualification requirements of federal and state securities laws, and all other legal requirements, have been fully complied with. At no time shall the total number of securities issuable upon exercise of all outstanding options under this Plan, and the total number of securities provided for under any bonus or similar plan or agreement of the Company exceed a number of securities which is equal to 30 percent of the then outstanding securities of the Company, unless a percentage higher than 30 percent is approved by at least two-thirds of the outstanding securities entitled to vote. The Company will use reasonable efforts to maintain the effectiveness of a Registration Statement under the Securities Act for the issuance of Stock
Options and shares acquired thereunder, but there may be times when no such Registration Statement will be currently effective. The exercise of Stock
Options may be temporarily suspended without liability to the Company during times when no such Registration Statement is currently effective, or during times when, in the reasonable opinion of the Committee, such suspension is necessary to preclude violation of any requirements of applicable law or regulatory bodies having jurisdiction over the Company. If any Stock Option would expire for any reason except the end of its term during such a suspension, then if exercise of such Stock Option is duly tendered before its expiration, such Stock Option shall be exercisable and exercised (unless the attempted exercise is withdrawn) as of the first day after the end of such suspension. The Company shall have no obligation to file any Registration Statement covering resales of Option Shares.

     2.5     Continuous  Employment.  Except as provided in Paragraph 2.7 below,
             ----------------------
an Employee may not exercise a Stock Option unless from the date of grant to the date of exercise the Employee remains continuously in the employ of the Company. For purposes of this Paragraph 2.5, the period of continuous employment of an Employee with the Company shall be deemed to include (without extending the term of the Stock Option) any period during which the Employee is on leave of absence with the consent of the Company, provided that such leave of absence shall not exceed three months and that the Employee returns to the employ of the Company at the expiration of such leave of absence. If the Employee fails to return to the employ of the Company at the expiration of such leave of absence, the Employee's employment with the Company shall be deemed terminated as of the date such leave of absence commenced. The continuous employment of an Employee with the Company shall also be deemed to include any period during which the Employee is a member of the Armed Forces of the United States, provided that the Employee returns to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date the Employee first becomes entitled to a discharge from military service. If an Employee does not return to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date the Employee first becomes entitled to a discharge from military service, the Employee's employment with the Company shall be deemed to have terminated as of the date the Employee's military service ended.

     2.6     Restrictions  on  Transfer.  Each  Stock  Option granted under this
             --------------------------
Plan shall be transferable only by will or the laws of descent and distribution. No interest of any Employee under this Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Each Stock Option granted under this Plan shall be exercisable during an Employee's lifetime only by the Employee or by the Employee's legal representative.

     2.7     Termination  of  Employment.
             ---------------------------

     2.7.1 Upon an Employee's Retirement, Disability (both terms being defined below) or death, (a) all Stock Options to the extent then presently exercisable shall remain in full force and effect and may be exercised pursuant to the provisions thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter. Unless employment is terminated for cause, as defined by applicable law, the right to exercise in the event of termination of employment, to the extent that the optionee is entitled to exercise on the date the employment terminates as follows:

          (i) At least six months from the date of termination if termination was caused by death or disability.

          (ii) At least 30 days from the date of termination if termination was caused by other than death or disability.

     2.7.2 Upon the termination of the employment of an Employee for any reason other than those specifically set forth in Paragraph 2.7.1, (a) all Stock Options to the extent then presently exercisable by the Employee shall remain exercisable only for a period of 90 days after the date of such termination of employment (except that the 90 day period shall be extended to 12 months if the Employee shall die during such 90 day period), and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

     2.7.3     For  purposes  of  this  Plan:

          (a) "Retirement" shall mean an Employee's retirement from the employ of the Company on or after the date on which the Employee attains the age of 65 years; and

          (b) "Disability" shall mean total and permanent incapacity of an Employee, due to physical impairment or legally established mental incompetence, to perform the usual duties of the Employee's employment with the Company, which disability shall be determined (i) on medical evidence by a licensed physician designated by the Committee, or (ii) on evidence that the Employee has become entitled to receive primary benefits as a disabled employee under the Social Security Act in effect on the date of such disability.

     3.     Provisions  Relating  to  Awards.
            --------------------------------

     3.1     Grant  of  Awards.  Subject  to  the  provisions  of this Plan, the
             -----------------
Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan, to (1) grant Awards pursuant to this Plan, (2) determine the number of shares of the Common Stock subject to each Award (the "Award Shares"), (3) determine the terms and conditions (which need not be identical) of each Award, including the consideration (if any) to be paid by the Employee for such Common Stock, which may, in the Committee's discretion, consist of the delivery of the Employee's promissory note meeting the requirements of Paragraph 2.4.1, (4) establish and modify performance criteria for Awards, and (5) make all of the determinations necessary or advisable with respect to Awards under this Plan. Each Award under this Plan shall consist of a grant of shares of the Common Stock subject to a restriction period (after which the restrictions shall lapse), which shall be a period commencing on the date the Award is granted and ending on such date as the Committee shall determine (the "Restriction Period"). The Committee may provide for the lapse of restrictions in installments, for acceleration of the lapse of restrictions upon the satisfaction of such performance or other criteria or upon the occurrence of such events as the Committee shall determine, and for the early expiration of the Restriction Period upon an Employee's death, Disability or Retirement as defined in Paragraph 2.7.3, or, following a Change of Control, upon termination of an Employee's employment by the Company without "Cause" or by the Employee for "Good Reason," as those terms are defined herein. For purposes of this Plan:

     "Change of Control" shall be deemed to occur (a) on the date the Company first has actual knowledge that any person (as such term is used in Sections
13(d) and 14(d)(2) of the Exchange Act) has become the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40 percent or more of the combined voting power of the Company's then outstanding securities, or (b) on the date the stockholders of the Company approve (i) a merger of the Company with or into any other corporation in which the Company is not the surviving corporation or in which the Company survives as a subsidiary of another corporation, (ii) a consolidation of the Company with any other corporation, or (iii) the sale or disposition of all or substantially all of the Company's assets or a plan of complete liquidation.

     "Cause," when used with reference to termination of the employment of an Employee by the Company for "Cause," shall mean:

               (a) The Employee's continuing willful and material breach of his duties to the Company after he receives a demand from the Chief Executive of the Company specifying the manner in which he has willfully and materially breached such duties, other than any such failure resulting from Disability of the Employee or his resignation for "Good Reason," as defined herein; or

               (b)     The  conviction  of  the  Employee  of  a  felony;  or

               (c) The Employee's commission of fraud in the course of his employment with the Company, such as embezzlement or other material and intentional violation of law against the Company; or

               (d) The Employee's gross misconduct causing material harm to the Company.

     "Good Reason" shall mean any one or more of the following, occurring following or in connection with a Change of Control and within 90 days prior to the Employee's resignation, unless the Employee shall have consented thereto in writing:

               (a) The assignment to the Employee of duties inconsistent with his executive status prior to the Change of Control or a substantive change in the officer or officers to whom he reports from the officer or officers to whom he reported immediately prior to the Change of Control; or

               (b) The elimination or reassignment of a majority of the duties and responsibilities that were assigned to the Employee immediately prior to the Change of Control; or

               (c) A reduction by the Company in the Employee's annual base salary as in effect immediately prior to the Change of Control; or

               (d) The Company requiring the Employee to be based anywhere outside a 35-mile radius from his place of employment immediately prior to the Change of Control, except for required travel on the Company's business to an extent substantially consistent with the Employee's business travel obligations immediately prior to the Change of Control; or

               (e) The failure of the Company to grant the Employee a performance bonus reasonably equivalent to the same percentage of salary the Employee normally received prior to the Change of Control, given comparable performance by the Company and the Employee; or

               (f)     The  failure  of  the  Company  to  obtain a satisfactory
Assumption Agreement (as defined in Paragraph 4.12 of this Plan) from a successor, or the failure of such successor to perform such Assumption Agreement.

     3.2     Incentive  Agreements.  Each Award granted under this Plan shall be
             ---------------------
evidenced by a written agreement (an "Incentive Agreement") in a form approved by the Committee and executed by the Company and the Employee to whom the Award is granted. Each Incentive Agreement shall be subject to the terms and conditions of this Plan and other such terms and conditions as the Committee may specify.

     3.3     Amendment,  Modification and Waiver of Restrictions.  The Committee
             ---------------------------------------------------
may modify or amend any Award under this Plan or waive any restrictions or conditions applicable to the Award; provided, however, that the Committee may not undertake any such modifications, amendments or waivers if the effect thereof materially increases the benefits to any Employee, or adversely affects the rights of any Employee without his consent.

     3.4     Terms and Conditions of Awards.  Upon receipt of an Award of shares
             ------------------------------
of the Common Stock under this Plan, even during the Restriction Period, an Employee shall be the holder of record of the shares and shall have all the rights of a stockholder with respect to such shares, subject to the terms and conditions of this Plan and the Award.

     3.4.1 Except as otherwise provided in this Paragraph 3.4, no shares of the Common Stock received pursuant to this Plan shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period applicable to such shares. Any purported disposition of such Common Stock in violation of this Paragraph 3.4 shall be null and void.

     3.4.2 If an Employee's employment with the Company terminates prior to the expiration of the Restriction Period for an Award, subject to any provisions of the Award with respect to the Employee's death, Disability or Retirement, or Change of Control, all shares of the Common Stock subject to the Award shall be immediately forfeited by the Employee and reacquired by the Company, and the Employee shall have no further rights with respect to the Award. In the discretion of the Committee, an Incentive Agreement may provide that, upon the forfeiture by an Employee of Award Shares, the Company shall repay to the Employee the consideration (if any) which the Employee paid for the Award Shares on the grant of the Award. In the discretion of the Committee, an Incentive Agreement may also provide that such repayment shall include an interest factor on such consideration from the date of the grant of the Award to the date of such repayment.

     3.4.3 The Committee may require under such terms and conditions as it deems appropriate or desirable that (a) the certificates for the Common Stock delivered under this Plan are to be held in custody by the Company or a person or institution designated by the Company until the Restriction Period expires,
(b) such certificates shall bear a legend referring to the restrictions on the Common Stock pursuant to this Plan, and (c) the Employee shall have delivered to the Company a stock power endorsed in blank relating to the Common Stock.

     4.     Miscellaneous  Provisions.
            -------------------------

     4.1     Adjustments  Upon  Change  in  Capitalization.
             ---------------------------------------------

     4.1.1 The number and class of shares subject to each outstanding Stock Option, the Exercise Price thereof (and the total price), the maximum number of Stock Options that may be granted under this Plan, the minimum number of shares as to which a Stock Option may be exercised at any one time, and the number and class of shares subject to each outstanding Award, shall not be proportionately adjusted in the event of any increase or decrease in the number of the issued shares of the Common Stock which results from a split-up or consolidation of shares, payment of a stock dividend or dividends exceeding a total of five percent for which the record dates occur in any one fiscal year, a recapitalization (other than the conversion of convertible securities according to their terms), a combination of shares or other like capital adjustment, so that (a) upon exercise of the Stock Option, the Employee shall receive the number and class of shares the Employee would have received prior to any such capital adjustment becoming effective, and (b) upon the lapse of restrictions of the Award Shares, the Employee shall receive the number and class of shares the Employee would have received prior to any such capital adjustment becoming effective.

     4.1.2 Upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation or in which the Company survives as a wholly-owned subsidiary of another corporation, or upon a sale of all or substantially all of the property of the Company to another corporation, or any dividend or distribution to stockholders of more than 10 percent of the Company's assets, adequate adjustment or other provisions shall be made by the Company or other party to such transaction so that there shall remain and/or be substituted for the Option Shares and Award Shares provided for herein, the shares, securities or assets which would have been issuable or payable in respect of or in exchange for such Option Shares and Award Shares then remaining, as if the Employee had been the owner of such shares as of the applicable date. Any securities so substituted shall be subject to similar successive adjustments.

     4.2     Withholding Taxes.  The Company shall have the right at the time of
             -----------------
exercise of any Stock Option, the grant of an Award, or the lapse of restrictions on Award Shares, to make adequate provision for any federal, state, local or foreign taxes which it believes are or may be required by law to be withheld with respect to such exercise (the "Tax Liability"), to ensure the payment of any such Tax Liability. The Company may provide for the payment of any Tax Liability by any of the following means or a combination of such means, as determined by the Committee in its sole and absolute discretion in the particular case (1) by requiring the Employee to tender a cash payment to the Company, (2) by withholding from the Employee's salary, (3) by withholding from the Option Shares which would otherwise be issuable upon exercise of the Stock Option, or from the Award Shares on their grant or date of lapse of restrictions, that number of Option Shares or Award Shares having an aggregate Fair Market Value (determined in the manner prescribed by Paragraph 2.2) as of the date the withholding tax obligation arises in an amount which is equal to the Employee's Tax Liability or (4) by any other method deemed appropriate by the Committee. Satisfaction of the Tax Liability of a Section 16 Reporting Person may be made by the method of payment specified in clause (3) above only if the following two conditions are satisfied:

               (a) The withholding of Option Shares or Award Shares and the exercise of the related Stock Option occur at least six months and one day following the date of grant of such Stock Option or Award; and

               (b) The withholding of Option Shares or Award Shares is made either (i) pursuant to an irrevocable election (the "Withholding Election") made by the Employee at least six months in advance of the withholding of Options Shares or Award Shares, or (ii) on a day within a 10-day "window period" beginning on the third business day following the date of release of the Company's quarterly or annual summary statement of sales and earnings.

     Anything herein to the contrary notwithstanding, a Withholding Election may be disapproved by the Committee at any time.

     4.3     Relationship  to  Other  Employee Benefit Plans.  Stock Options and
             -----------------------------------------------
Awards granted hereunder shall not be deemed to be salary or other compensation to any Employee for purposes of any pension, thrift, profit-sharing, stock purchase or any other employee benefit plan now maintained or hereafter adopted by the Company.

     4.4     Amendments and Termination.  The Board of Directors may at any time
             --------------------------
suspend, amend or terminate this Plan. No amendment, except as provided in Paragraph 3.3, or modification of this Plan may be adopted, except subject to stockholder approval, which would (1) materially increase the benefits accruing to the Employees under this Plan, (2) materially increase the number of securities which may be issued under this Plan (subject to Paragraph 4.1 hereof), or (3) materially modify the requirements as to eligibility for participation in this Plan.

     4.5     Successors  in  Interest.  The  provisions  of  this  Plan  and the
             ------------------------
actions of the Committee shall be binding upon all heirs, successors and assigns of the Company and of the Employees.

     4.6     Other  Documents.  All documents prepared, executed or delivered in
             ----------------
connection with this Plan (including, without limitation, Option Agreements and Incentive Agreements) shall be, in substance and form, as established and modified by the Committee; provided, however, that all such documents shall be subject in every respect to the provisions of this Plan, and in the event of any conflict between the terms of any such document and this Plan, the provisions of this Plan shall prevail.

     4.7     Fairness  of  the  Repurchase Price.  In the event that the Company
             -----------------------------------
repurchases securities upon termination of employment pursuant to this Plan, either: (a) the price will not be less than the fair market value of the securities to be repurchased on the date of termination of employment, and the right to repurchase will be exercised for cash or cancellation of purchase money indebtedness for the securities within 90 days of termination of the employment (or in the case of securities issued upon exercise of options after the date of termination, within 90 days after the date of the exercise), and the right terminates when the Company's securities become publicly traded, or (b) Company will repurchase securities at the original purchase price, provided that the right to repurchase at the original purchase price lapses at the rate of at least 20 percent of the securities per year over five years from the date the option is granted (without respect to the date the option was exercised or became exercisable) and the right to repurchase must be exercised for cash or cancellation of purchase money indebtedness for the securities within 90 days of termination of employment (or in case of securities issued upon exercise of options after the date of termination, within 90 days after the date of the exercise).

     4.8     No  Obligation  to  Continue  Employment.  This Plan and the grants
             ----------------------------------------
which might be made hereunder shall not impose any obligation on the Company to continue to employ any Employee. Moreover, no provision of this Plan or any document executed or delivered pursuant to this Plan shall be deemed modified in any way by any employment contract between an Employee (or other employee) and the Company.

     4.9     Misconduct  of an Employee.  Notwithstanding any other provision of
             --------------------------
this Plan, if an Employee commits fraud or dishonesty toward the Company or wrongfully uses or discloses any trade secret, confidential data or other information proprietary to the Company, or intentionally takes any other action which results in material harm to the Company, as determined by the Committee, in its sole and absolute discretion, the Employee shall forfeit all rights and benefits under this Plan.

     4.10     Term  of  Plan.  No  Stock  Option  shall be exercisable, or Award
              --------------
granted, unless and until the Directors of the Company have approved this Plan and all other legal requirements have been met. This Plan was adopted by the Board effective June 2, 2004. No Stock Options or Awards may be granted under this Plan after June 2, 2014.

     4.11     Governing  Law.  This  Plan and all actions taken thereunder shall
              --------------
be governed by, and construed in accordance with, the laws of the State of Florida.

     4.12     Assumption  Agreements.  The  Company will require each successor,
              ----------------------
(direct or indirect, whether by purchase, merger, consolidation or otherwise), to all or substantially all of the business or assets of the Company, prior to the consummation of each such transaction, to assume and agree to perform the terms and provisions remaining to be performed by the Company under each Incentive Agreement and Stock Option and to preserve the benefits to the Employees thereunder. Such assumption and agreement shall be set forth in a written agreement in form and substance satisfactory to the Committee (an "Assumption Agreement"), and shall include such adjustments, if any, in the application of the provisions of the Incentive Agreements and Stock Options and such additional provisions, if any, as the Committee shall require and approve, in order to preserve such benefits to the Employees. Without limiting the generality of the foregoing, the Committee may require an Assumption Agreement to include satisfactory undertakings by a successor:

               (a) To provide liquidity to the Employees at the end of the Restriction Period applicable to the Common Stock awarded to them under this Plan, or on the exercise of Stock Options;

               (b) If the succession occurs before the expiration of any period specified in the Incentive Agreements for satisfaction of performance criteria applicable to the Common Stock awarded thereunder, to refrain from interfering with the Company's ability to satisfy such performance criteria or to agree to modify such performance criteria and/or waive any criteria that cannot be satisfied as a result of the succession;

               (c) To require any future successor to enter into an Assumption Agreement; and

               (d) To take or refrain from taking such other actions as the Committee may require and approve, in its discretion.

     4.13     Compliance  with  Rule  16b-3.  Transactions  under  this Plan are
              -----------------------------
intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent that any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     4.14     Information to Shareholders.  The Company shall furnish to each of
              ---------------------------
its stockholders financial statements of the Company at least annually.

     IN WITNESS WHEREOF, this Plan has been executed effective as of June 2, 2004.

                                   INTERNATIONAL TRUST AND FINANCIAL
                                   SYSTEMS, INC.



                                   By  /s/  Wilbert H. Marmion
                                     ----------------------------------
                                     Wilbert H. Marmion, President

                 INTERNATIONAL TRUST AND FINANCIAL SYSTEMS, INC.
       NON-EMPLOYEE DIRECTORS AND CONSULTANTS RETAINER STOCK PLAN FOR THE
                                    YEAR 2004


     1.     Introduction.  This  Plan shall be known as the "International Trust
            ------------
and Financial Systems, Inc. Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2004 No. 2," and is hereinafter referred to as the "Plan." The purposes of this Plan are to enable International Trust and Financial Systems, Inc., a Florida corporation (the "Company"), to promote the interests of the Company and its stockholders by attracting and retaining non-employee Directors and Consultants capable of furthering the future success of the Company and by aligning their economic interests more closely with those of the Company's stockholders, by paying their retainer or fees in the form of shares of the Company's common stock, par value $0.001 per share (the "Common Stock").

     2.     Definitions.  The  following terms shall have the meanings set forth
            -----------
below:

     "Board" means the Board of Directors of the Company.

     "Change of Control" has the meaning set forth in Paragraph 12(d) hereof.

     "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder. References to any provision of the Code or rule or regulation thereunder shall be deemed to include any amended or successor provision, rule or regulation.

     "Committee" means the committee that administers this Plan, as more fully defined in Paragraph 13 hereof.

     "Common Stock" has the meaning set forth in Paragraph 1 hereof.

     "Company" has the meaning set forth in Paragraph 1 hereof.

     "Consultants" means the Company's consultants and advisors only if: (i) they are natural persons; (ii) they provide bona fide services to the Company; and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities.

     "Deferral Election" has the meaning set forth in Paragraph 6 hereof.

     "Deferred Stock Account" means a bookkeeping account maintained by the Company for a Participant representing the Participant's interest in the shares credited to such Deferred Stock Account pursuant to Paragraph 7 hereof.

     "Delivery Date" has the meaning set forth in Paragraph 6 hereof.

     "Director" means an individual who is a member of the Board of Directors of the Company.

     "Dividend Equivalent" for a given dividend or other distribution means a number of shares of the Common Stock having a Fair Market Value, as of the record date for such dividend or distribution, equal to the amount of cash, plus the Fair Market Value on the date of distribution of any property, that is distributed with respect to one share of the Common Stock pursuant to such dividend or distribution; such Fair Market Value to be determined by the Committee in good faith.

     "Effective Date" has the meaning set forth in Paragraph 3 hereof.

     "Exchange Act" has the meaning set forth in Paragraph 12(d) hereof.

     "Fair Market Value" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

     "Participant" has the meaning set forth in Paragraph 4 hereof.

     "Payment Time" means the time when a Stock Retainer is payable to a Participant pursuant to Paragraph 5 hereof (without regard to the effect of any Deferral Election).

     "Stock Retainer" has the meaning set forth in Paragraph 5 hereof.

     "Third Anniversary" has the meaning set forth in Paragraph 6 hereof.

     3.     Effective  Date  of  the  Plan.  This  Plan was adopted by the Board
            ------------------------------
effective June 2, 2004 (the "Effective Date").

     4.     Eligibility.  Each individual who is a Director or Consultant on the
            -----------
Effective Date and each individual who becomes a Director or Consultant thereafter during the term of this Plan, shall be a participant (the "Participant") in this Plan, in each case during such period as such individual remains a Director or Consultant and is not an employee of the Company or any of its subsidiaries. Each credit of shares of the Common Stock pursuant to this Plan shall be evidenced by a written agreement duly executed and delivered by or on behalf of the Company and a Participant, if such an agreement is required by the Company to assure compliance with all applicable laws and regulations.

     5.     Grants  of  Shares.  Commencing on the Effective Date, the amount of
            ------------------
compensation for service to directors or consultants shall be payable in shares of the Common Stock (the "Stock Retainer") pursuant to this Plan at the deemed issuance price of $0.02 per Share.

     6.     Deferral  Option.  From  and after the Effective Date, a Participant
            ----------------
may make an election (a "Deferral Election") on an annual basis to defer delivery of the Stock Retainer specifying which one of the following ways the Stock Retainer is to be delivered (a) on the date which is three years after the Effective Date for which it was originally payable (the "Third Anniversary"),
(b) on the date upon which the Participant ceases to be a Director or Consultant for any reason (the "Departure Date") or (c) in five equal annual installments commencing on the Departure Date (the "Third Anniversary" and "Departure Date" each being referred to herein as a "Delivery Date"). Such Deferral Election shall remain in effect for each Subsequent Year unless changed, provided that, any Deferral Election with respect to a particular Year may not be changed less than six months prior to the beginning of such Year, and provided, further, that no more than one Deferral Election or change thereof may be made in any Year.

     Any Deferral Election and any change or revocation thereof shall be made by delivering written notice thereof to the Committee no later than six months prior to the beginning of the Year in which it is to be effected; provided that, with respect to the Year beginning on the Effective Date, any Deferral Election or revocation thereof must be delivered no later than the close of business on the 30th day after the Effective Date.

     7.     Deferred  Stock  Accounts.  The  Company  shall  maintain a Deferred
            -------------------------
Stock Account for each Participant who makes a Deferral Election to which shall be credited, as of the applicable Payment Time, the number of shares of the Common Stock payable pursuant to the Stock Retainer to which the Deferral Election relates. So long as any amounts in such Deferred Stock Account have not been delivered to the Participant under Paragraph 8 hereof, each Deferred Stock Account shall be credited as of the payment date for any dividend paid or other distribution made with respect to the Common Stock, with a number of shares of the Common Stock equal to (a) the number of shares of the Common Stock shown in such Deferred Stock Account on the record date for such dividend or distribution multiplied by (b) the Dividend Equivalent for such dividend or distribution.

     8.     Delivery  of  Shares.
            --------------------

     (a) The shares of the Common Stock in a Participant's Deferred Stock Account with respect to any Stock Retainer for which a Deferral Election has been made (together with dividends attributable to such shares credited to such Deferred Stock Account) shall be delivered in accordance with this Paragraph 8 as soon as practicable after the applicable Delivery Date. Except with respect to a Deferral Election pursuant to Paragraph 6 hereof, or other agreement between the parties, such shares shall be delivered at one time; provided that, if the number of shares so delivered includes a fractional share, such number shall be rounded to the nearest whole number of shares. If the Participant has in effect a Deferral Election pursuant to Paragraph 6 hereof, then such shares shall be delivered in five equal annual installments (together with dividends attributable to such shares credited to such Deferred Stock Account), with the first such installment being delivered on the first anniversary of the Delivery Date; provided that, if in order to equalize such installments, fractional shares would have to be delivered, such installments shall be adjusted by rounding to the nearest whole share. If any such shares are to be delivered after the Participant has died or become legally incompetent, they shall be delivered to the Participant's estate or legal guardian, as the case may be, in accordance with the foregoing; provided that, if the Participant dies with a Deferral Election pursuant to Paragraph 6 hereof in effect, the Committee shall deliver all remaining undelivered shares to the Participant's estate immediately. References to a Participant in this Plan shall be deemed to refer to the Participant's estate or legal guardian, where appropriate.

     (b) The Company may, but shall not be required to, create a grantor trust or utilize an existing grantor trust (in either case, "Trust") to assist it in accumulating the shares of the Common Stock needed to fulfill its obligations under this Paragraph 8. However, Participants shall have no beneficial or other interest in the Trust and the assets thereof, and their rights under this Plan shall be as general creditors of the Company, unaffected by the existence or nonexistence of the Trust, except that deliveries of Stock Retainers to Participants from the Trust shall, to the extent thereof, be treated as satisfying the Company's obligations under this Paragraph 8.

     9.     Share  Certificates;  Voting and Other Rights.  The certificates for
            ---------------------------------------------
shares delivered to a Participant pursuant to Paragraph 8 above shall be issued in the name of the Participant, and from and after the date of such issuance the Participant shall be entitled to all rights of a stockholder with respect to the Common Stock for all such shares issued in his name, including the right to vote the shares, and the Participant shall receive all dividends and other distributions paid or made with respect thereto.

     10.     General  Restrictions.
             ---------------------

          (a) Notwithstanding any other provision of this Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of the Common Stock under this Plan prior to fulfillment of all of the following conditions:

               (i) Listing or approval for listing upon official notice of issuance of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be a market for the Common Stock;

               (ii) Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, upon the advice of counsel, deem necessary or advisable; and

               (iii) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, after receiving the advice of counsel, determine to be necessary or advisable.

          (b) Nothing contained in this Plan shall prevent the Company from adopting other or additional compensation arrangements for the Participants.

     11.     Shares  Available.  Subject  to  Paragraph  12  below,  the maximum
             -----------------
number of shares of the Common Stock which may in the aggregate be paid as Stock Retainers pursuant to this Plan is 2,000,000. Shares of the Common Stock issuable under this Plan may be taken from treasury shares of the Company or purchased on the open market. In the event that any outstanding Stock Retainer under this Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Stock Retainer shall be available for issuance under the International Trust and Financial Systems, Inc. Employee Stock Incentive Plan for the Year 2004 No. 2.

     12.     Adjustments;  Change  of  Control.
             ---------------------------------

          (a) In the event that there is, at any time after the Board adopts this Plan, any change in corporate capitalization, such as a stock split, combination of shares, exchange of shares, warrants or rights offering to purchase the Common Stock at a price below its Fair Market Value, reclassification, or recapitalization, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, stock dividend, or other extraordinary distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company (each of the foregoing a "Transaction"), in each case other than any such Transaction which constitutes a Change of Control (as defined below),
(i) the Deferred Stock Accounts shall not be credited with the amount and kind of shares or other property which would have been received by a holder of the number of shares of the Common Stock held in such Deferred Stock Account had such shares of the Common Stock been outstanding as of the effectiveness of any such Transaction, (ii) the number and kind of shares or other property subject to this Plan shall also not be appropriately adjusted to reflect the effectiveness of any such Transaction, and (iii) the Committee will not adjust any other relevant provisions of this Plan to reflect any such transaction.

          (b) If the shares of the Common Stock credited to the Deferred Stock Accounts are converted pursuant to Paragraph 12(a) into another form of property, references in this Plan to the Common Stock shall be deemed, where appropriate, to refer to such other form of property, with such other modifications as may be required for this Plan to operate in accordance with its purposes. Without limiting the generality of the foregoing, references to delivery of certificates for shares of the Common Stock shall be deemed to refer to delivery of cash and the incidents of ownership of any other property held in the Deferred Stock Accounts.

          (c) In the event of a Change of Control, the following shall occur on the date of the Change of Control: (i) the shares of the Common Stock held in each Participant's Deferred Stock Account shall be deemed to be issued and outstanding as of the Change of Control; (ii) the Company shall forthwith deliver to each Participant who has a Deferred Stock Account all of the shares of the Common Stock or any other property held in such Participant's Deferred Stock Account; and (iii) this Plan shall be terminated.

          (d) For purposes of this Plan, Change of Control shall mean any of the following events:

               (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 40 percent or more of either (1) the then outstanding shares of the Common Stock of the Company (the "Outstanding Company Common Stock"), or (2) the combined voting power of then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses
(A), (B) and (C) of paragraph (iii) of this Paragraph 12(d) are satisfied; or

               (ii) Individuals who, as of the date hereof, constitute the Board of the Company (as of the date hereof, "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

               (iii) Approval by the stockholders of the Company of a reorganization, merger, binding share exchange or consolidation, unless, following such reorganization, merger, binding share exchange or consolidation
(A) more than 60 percent of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, binding share exchange or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, binding share exchange or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger, binding share exchange or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger, binding share exchange or consolidation, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation or the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger, binding share exchange or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger, binding share exchange or consolidation; or

               (iv) Approval by the stockholders of the Company of (1) a complete liquidation or dissolution of the Company, or (2) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 60 percent of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

     13.     Administration;  Amendment  and  Termination.
             --------------------------------------------

          (a) This Plan shall be administered by a committee consisting of two members who shall be the current directors of the Company or senior executive officers or other directors who are not Participants as may be designated by the Chief Executive Officer (the "Committee"), which shall have full authority to construe and interpret this Plan, to establish, amend and rescind rules and regulations relating to this Plan, and to take all such actions and make all such determinations in connection with this Plan as it may deem necessary or desirable.

          (b) The Board may from time to time make such amendments to this Plan, including to preserve or come within any exemption from liability under
Section 16(b) of the Exchange Act, as it may deem proper and in the best interest of the Company without further approval of the Company's stockholders, provided that, to the extent required under Florida law or to qualify transactions under this Plan for exemption under Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be adopted without further approval of the Company's stockholders and, provided, further, that if and to the extent required for this Plan to comply with Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be made more than once in any six month period that would change the amount, price or timing of the grants of the Common Stock hereunder other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder. The Board may terminate this Plan at any time by a vote of a majority of the members thereof.

     14.     Restrictions  on  Transfer.  Each  Stock  Option granted under this
             --------------------------
Plan shall be transferable only by will or the laws of descent and distribution. No interest of any Employee under this Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Each Stock Option granted under this Plan shall be exercisable during an Employee's lifetime only by the Employee or by the Employee's legal representative.

     15.     Term  of  Plan.  No  shares  of  the  Common Stock shall be issued,
             --------------
unless and until the Directors of the Company have approved this Plan and all other legal requirements have been met. This Plan was adopted by the Board effective June 2, 2004, and shall expire on June 2, 2014.

     16.     Governing Law.  This Plan and all actions taken thereunder shall be
             -------------
governed by, and construed in accordance with, the laws of the State of Florida.

     17.     Information  to Shareholders.  The Company shall furnish to each of
             ----------------------------
its stockholders financial statements of the Company at least annually.

     18.     Miscellaneous.
             -------------

          (a) Nothing in this Plan shall be deemed to create any obligation on the part of the Board to nominate any Director for reelection by the Company's stockholders or to limit the rights of the stockholders to remove any Director.

          (b) The Company shall have the right to require, prior to the issuance or delivery of any shares of the Common Stock pursuant to this Plan, that a Participant make arrangements satisfactory to the Committee for the withholding of any taxes required by law to be withheld with respect to the issuance or delivery of such shares, including, without limitation, by the withholding of shares that would otherwise be so issued or delivered, by withholding from any other payment due to the Participant, or by a cash payment to the Company by the Participant.

     IN WITNESS WHEREOF, this Plan has been executed effective as of June 2, 2004.

                                   INTERNATIONAL TRUST AND FINANCIAL
                                   SYSTEMS, INC.



                                   By  /s/  Wilbert H. Marmion
                                     ----------------------------------
                                     Wilbert H. Marmion, President

                            MARMION INDUSTRIES CORP.
         Amended EMPLOYEE STOCK INCENTIVE PLAN FOR THE YEAR 2004 No. 2

1.       General Provisions.

      1.1 Purpose. This Stock Incentive Plan (the "Plan") is intended to allow designated officers and employees (all of whom are sometimes collectively referred to herein as the "Employees," or individually as the "Employee") of Marmion Industries Corp., a Nevada corporation (the "Company") and its Subsidiaries (as that term is defined below) which they may have from time to time (the Company and such Subsidiaries are referred to herein as the "Company") to receive certain options (the "Stock Options") to purchase common stock of the Company, par value $0.001 per share (the "Common Stock"), and to receive grants of the Common Stock subject to certain restrictions (the "Awards"). As used in this Plan, the term "Subsidiary" shall mean each corporation which is a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"). The purpose of this Plan is to provide the Employees, who make significant and extraordinary contributions to the long-term growth and performance of the Company, with equity-based compensation incentives, and to attract and retain the Employees.

      1.2 Administration.

      1.2.1 The Plan shall be administered by the Compensation Committee (the "Committee") of, or appointed by, the Board of Directors of the Company (the "Board"). The Committee shall select one of its members as Chairman and shall act by vote of a majority of a quorum, or by unanimous written consent. A majority of its members shall constitute a quorum. The Committee shall be governed by the provisions of the Company's Bylaws and of Nevada law applicable to the Board, except as otherwise provided herein or determined by the Board.

      1.2.2 The Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan (a) to approve the Employees nominated by the management of the Company to be granted Awards or Stock Options; (b) to determine the number of Awards or Stock Options to be granted to an Employee; (c) to determine the time or times at which Awards or Stock Options shall be granted; to establish the terms and conditions upon which Awards or Stock Options may be exercised; (d) to remove or adjust any restrictions and conditions upon Awards or Stock Options; (e) to specify, at the time of grant, provisions relating to exercisability of Stock Options and to accelerate or otherwise modify the exercisability of any Stock Options; and (f) to adopt such rules and regulations and to make all other determinations deemed necessary or desirable for the administration of this Plan. All interpretations and constructions of this Plan by the Committee, and all of its actions hereunder, shall be binding and conclusive on all persons for all purposes.

      1.2.3 The Company hereby agrees to indemnify and hold harmless each Committee member and each Employee, and the estate and heirs of such Committee member or Employee, against all claims, liabilities, expenses, penalties, damages or other pecuniary losses, including legal fees, which such Committee member or Employee, his estate or heirs may suffer as a result of his responsibilities, obligations or duties in connection with this Plan, to the extent that insurance, if any, does not cover the payment of such items. No member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award or Stock Option granted pursuant to this Plan.

      1.3 Eligibility and Participation. The Employees eligible under this Plan shall be approved by the Committee from those Employees who, in the opinion of the management of the Company, are in positions which enable them to make significant contributions to the long-term performance and growth of the Company. In selecting the Employees to whom Award or Stock Options may be granted, consideration shall be given to factors such as employment position, duties and responsibilities, ability, productivity, length of service, morale, interest in the Company and recommendations of supervisors.

      1.4 Shares Subject to this Plan. The maximum number of shares of the Common Stock that may be issued pursuant to this Plan shall be 6,000,000 subject to the provisions of Paragraph 4.1. If shares of the Common Stock awarded or issued under this Plan are reacquired by the Company due to a forfeiture or for any other reason, such shares shall be cancelled and thereafter shall again be available for purposes of this Plan. If a Stock Option expires, terminates or is cancelled for any reason without having been exercised in full, the shares of the Common Stock not purchased thereunder shall again be available for purposes of this Plan. In the event that any outstanding Stock Option or Award under this Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Stock Option or Award shall be available for issuance under the Marmion Industries Corp. Amended Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2004 No. 2. The Compensation Committee may, in its discretion, increase the number of shares available for issuance under this Plan, while correspondingly decreasing the number of shares available for issuance under Marmion Industries Corp. Amended Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2004 No. 2.

      2. Provisions Relating to Stock Options.

      2.1 Grants of Stock Options. The Committee may grant Stock Options in such amounts, at such times, and to the Employees nominated by the management of the Company as the Committee, in its discretion, may determine. Stock Options granted under this Plan shall constitute "incentive stock options" within the meaning of Section 422 of the Code, if so designated by the Committee on the date of grant. The Committee shall also have the discretion to grant Stock Options which do not constitute incentive stock options, and any such Stock Options shall be designated non-statutory stock options by the Committee on the date of grant. The aggregate Fair Market Value (determined as of the time an incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by any Employee during any one calendar year (under all plans of the Company and any parent or subsidiary of the Company) may not exceed the maximum amount permitted under
Section 422 of the Code (currently, $100,000.00). Non-statutory stock options shall not be subject to the limitations relating to incentive stock options contained in the preceding sentence. Each Stock Option shall be evidenced by a written agreement (the "Option Agreement") in a form approved by the Committee, which shall be executed on behalf of the Company and by the Employee to whom the Stock Option is granted, and which shall be subject to the terms and conditions of this Plan. In the discretion of the Committee, Stock Options may include provisions (which need not be uniform), authorized by the Committee in its discretion, that accelerate an Employee's rights to exercise Stock Options following a "Change in Control," upon termination of the Employee's employment by the Company without "Cause" or by the Employee for "Good Reason," as such terms are defined in Paragraph 3.1 hereof. The holder of a Stock Option shall not be entitled to the privileges of stock ownership as to any shares of the Common Stock not actually issued to such holder.

      2.2 Purchase Price. The purchase price (the "Exercise Price") of shares of the Common Stock subject to each Stock Option (the "Option Shares") shall not be less than 85 percent of the Fair Market Value of the Common Stock on the date of the grant of the option. For an Employee holding greater than 10 percent of the total voting power of all stock of the Company, either Common or Preferred, the Exercise Price of an incentive stock option shall be at least 110 percent of the Fair Market Value of the Common Stock on the date of the grant of the option. As used herein, "Fair Market Value" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

      2.3 Option Period. The Stock Option period (the "Term") shall commence on the date of grant of the Stock Option and shall be 10 years or such shorter period as is determined by the Committee. Each Stock Option shall provide that it is exercisable over its term in such periodic installments as the Committee may determine, subject to the provisions of Paragraph 2.4.1. Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") exempts persons normally subject to the reporting requirements of Section 16(a) of the Exchange Act (the "Section 16 Reporting Persons") pursuant to a qualified employee stock option plan from the normal requirement of not selling until at least six months and one day from the date the Stock Option is granted.

      2.4 Exercise of Options.

      2.4.1 Each Stock Option may be exercised in whole or in part (but not as to fractional shares) by delivering it for surrender or endorsement to the Company, attention of the Corporate Secretary, at the principal office of the Company, together with payment of the Exercise Price and an executed Notice and Agreement of Exercise in the form prescribed by Paragraph 2.4.2. Payment may be made (a) in cash, (b) by cashier's or certified check, (c) by surrender of previously owned shares of the Common Stock valued pursuant to Paragraph 2.2 (if the Committee authorizes payment in stock in its discretion), (d) by withholding from the Option Shares which would otherwise be issuable upon the exercise of the Stock Option that number of Option Shares equal to the exercise price of the Stock Option, if such withholding is authorized by the Committee in its discretion, or (e) in the discretion of the Committee, by the delivery to the Company of the optionee's promissory note secured by the Option Shares, bearing interest at a rate sufficient to prevent the imputation of interest under Sections 483 or 1274 of the Code, and having such other terms and conditions as may be satisfactory to the Committee. Subject to the provisions of this Paragraph 2.4 and Paragraph 2.5, the Employee has the right to exercise his or her Stock Options at the rate of at least 20 percent per year over five years from the date the Stock Option is granted.

      2.4.2 Exercise of each Stock Option is conditioned upon the agreement of the Employee to the terms and conditions of this Plan and of such Stock Option as evidenced by the Employee's execution and delivery of a Notice and Agreement of Exercise in a form to be determined by the Committee in its discretion. Such Notice and Agreement of Exercise shall set forth the agreement of the Employee that (a) no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended (the "Securities Act") or any other applicable federal or state securities laws, (b) each Option Share certificate may be imprinted with legends reflecting any applicable federal and state securities law restrictions and conditions, (c) the Company may comply with said securities law restrictions and issue "stop transfer" instructions to its Transfer Agent and Registrar without liability, (d) if the Employee is a Section 16 Reporting Person, the Employee will furnish to the Company a copy of each Form 4 or Form 5 filed by said Employee and will timely file all reports required under federal securities laws, and (e) the Employee will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

      2.4.3 No Stock Option shall be exercisable unless and until any applicable registration or qualification requirements of federal and state securities laws, and all other legal requirements, have been fully complied with. At no time shall the total number of securities issuable upon exercise of all outstanding options under this Plan, and the total number of securities provided for under any bonus or similar plan or agreement of the Company exceed a number of securities which is equal to 30 percent of the then outstanding securities of the Company, unless a percentage higher than 30 percent is approved by at least two-thirds of the outstanding securities entitled to vote. The Company will use reasonable efforts to maintain the effectiveness of a Registration Statement under the Securities Act for the issuance of Stock Options and shares acquired thereunder, but there may be times when no such Registration Statement will be currently effective. The exercise of Stock Options may be temporarily suspended without liability to the Company during times when no such Registration Statement is currently effective, or during times when, in the reasonable opinion of the Committee, such suspension is necessary to preclude violation of any requirements of applicable law or regulatory bodies having jurisdiction over the Company. If any Stock Option would expire for any reason except the end of its term during such a suspension, then if exercise of such Stock Option is duly tendered before its expiration, such Stock Option shall be exercisable and exercised (unless the attempted exercise is withdrawn) as of the first day after the end of such suspension. The Company shall have no obligation to file any Registration Statement covering resales of Option Shares.

      2.5 Continuous Employment. Except as provided in Paragraph 2.7 below, an Employee may not exercise a Stock Option unless from the date of grant to the date of exercise the Employee remains continuously in the employ of the Company. For purposes of this Paragraph 2.5, the period of continuous employment of an Employee with the Company shall be deemed to include (without extending the term of the Stock Option) any period during which the Employee is on leave of absence with the consent of the Company, provided that such leave of absence shall not exceed three months and that the Employee returns to the employ of the Company at the expiration of such leave of absence. If the Employee fails to return to the employ of the Company at the expiration of such leave of absence, the Employee's employment with the Company shall be deemed terminated as of the date such leave of absence commenced. The continuous employment of an Employee with the Company shall also be deemed to include any period during which the Employee is a member of the Armed Forces of the United States, provided that the Employee returns to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date the Employee first becomes entitled to a discharge from military service. If an Employee does not return to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date the Employee first becomes entitled to a discharge from military service, the Employee's employment with the Company shall be deemed to have terminated as of the date the Employee's military service ended.

      2.6 Restrictions on Transfer. Each Stock Option granted under this Plan shall be transferable only by will or the laws of descent and distribution. No interest of any Employee under this Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Each Stock Option granted under this Plan shall be exercisable during an Employee's lifetime only by the Employee or by the Employee's legal representative.

      2.7 Termination of Employment.

      2.7.1 Upon an Employee's Retirement, Disability (both terms being defined below) or death, (a) all Stock Options to the extent then presently exercisable shall remain in full force and effect and may be exercised pursuant to the provisions thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter. Unless employment is terminated for cause, as defined by applicable law, the right to exercise in the event of termination of employment, to the extent that the optionee is entitled to exercise on the date the employment terminates as follows:

            (i) At least six months from the date of termination if termination was caused by death or disability.

            (ii) At least 30 days from the date of termination if termination was caused by other than death or disability.

      2.7.2 Upon the termination of the employment of an Employee for any reason other than those specifically set forth in Paragraph 2.7.1, (a) all Stock Options to the extent then presently exercisable by the Employee shall remain exercisable only for a period of 90 days after the date of such termination of employment (except that the 90 day period shall be extended to 12 months if the Employee shall die during such 90 day period), and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter. 2.7.3 For purposes of this Plan:

            (a) "Retirement" shall mean an Employee's retirement from the employ of the Company on or after the date on which the Employee attains the age of 65 years; and

            (b) "Disability" shall mean total and permanent incapacity of an Employee, due to physical impairment or legally established mental incompetence, to perform the usual duties of the Employee's employment with the Company, which disability shall be determined (i) on medical evidence by a licensed physician designated by the Committee, or (ii) on evidence that the Employee has become entitled to receive primary benefits as a disabled employee under the Social Security Act in effect on the date of such disability.

      3. Provisions Relating to Awards.

      3.1 Grant of Awards. Subject to the provisions of this Plan, the Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan, to (1) grant Awards pursuant to this Plan, (2) determine the number of shares of the Common Stock subject to each Award (the "Award Shares"), (3) determine the terms and conditions (which need not be identical) of each Award, including the consideration (if any) to be paid by the Employee for such Common Stock, which may, in the Committee's discretion, consist of the delivery of the Employee's promissory note meeting the requirements of Paragraph 2.4.1, (4) establish and modify performance criteria for Awards, and (5) make all of the determinations necessary or advisable with respect to Awards under this Plan. Each Award under this Plan shall consist of a grant of shares of the Common Stock subject to a restriction period (after which the restrictions shall lapse), which shall be a period commencing on the date the Award is granted and ending on such date as the Committee shall determine (the "Restriction Period"). The Committee may provide for the lapse of restrictions in installments, for acceleration of the lapse of restrictions upon the satisfaction of such performance or other criteria or upon the occurrence of such events as the Committee shall determine, and for the early expiration of the Restriction Period upon an Employee's death, Disability or Retirement as defined in Paragraph 2.7.3, or, following a Change of Control, upon termination of an Employee's employment by the Company without "Cause" or by the Employee for "Good Reason," as those terms are defined herein. For purposes of this Plan:

      "Change of Control" shall be deemed to occur (a) on the date the Company first has actual knowledge that any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) has become the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40 percent or more of the combined voting power of the Company's then outstanding securities, or (b) on the date the stockholders of the Company approve (i) a merger of the Company with or into any other corporation in which the Company is not the surviving corporation or in which the Company survives as a subsidiary of another corporation, (ii) a consolidation of the Company with any other corporation, or (iii) the sale or disposition of all or substantially all of the Company's assets or a plan of complete liquidation.

      "Cause," when used with reference to termination of the employment of an Employee by the Company for "Cause," shall mean:

            (a) The Employee's continuing willful and material breach of his duties to the Company after he receives a demand from the Chief Executive of the Company specifying the manner in which he has willfully and materially breached such duties, other than any such failure resulting from Disability of the Employee or his resignation for "Good Reason," as defined herein; or

            (b) The conviction of the Employee of a felony; or

            (c) The Employee's commission of fraud in the course of his employment with the Company, such as embezzlement or other material and intentional violation of law against the Company; or

            (d) The Employee's gross misconduct causing material harm to the Company.

      "Good Reason" shall mean any one or more of the following, occurring following or in connection with a Change of Control and within 90 days prior to the Employee's resignation, unless the Employee shall have consented thereto in writing:

            (a) The assignment to the Employee of duties inconsistent with his executive status prior to the Change of Control or a substantive change in the officer or officers to whom he reports from the officer or officers to whom he reported immediately prior to the Change of Control; or

            (b)The elimination or reassignment of a majority of the duties and responsibilities that were assigned to the Employee immediately prior to the Change of Control; or

            (c) A reduction by the Company in the Employee's annual base salary as in effect immediately prior to the Change of Control; or

            (d) The Company requiring the Employee to be based anywhere outside a 35-mile radius from his place of employment immediately prior to the Change of Control, except for required travel on the Company's business to an extent substantially consistent with the Employee's business travel obligations immediately prior to the Change of Control; or

            (e) The failure of the Company to grant the Employee a performance bonus reasonably equivalent to the same percentage of salary the Employee normally received prior to the Change of Control, given comparable performance by the Company and the Employee; or

            (f) The failure of the Company to obtain a satisfactory Assumption Agreement (as defined in Paragraph 4.12 of this Plan) from a successor, or the failure of such successor to perform such Assumption Agreement.

      3.2 Incentive Agreements. Each Award granted under this Plan shall be evidenced by a written agreement (an "Incentive Agreement") in a form approved by the Committee and executed by the Company and the Employee to whom the Award is granted. Each Incentive Agreement shall be subject to the terms and conditions of this Plan and other such terms and conditions as the Committee may specify.

      3.3 Amendment, Modification and Waiver of Restrictions. The Committee may modify or amend any Award under this Plan or waive any restrictions or conditions applicable to the Award; provided, however, that the Committee may not undertake any such modifications, amendments or waivers if the effect thereof materially increases the benefits to any Employee, or adversely affects the rights of any Employee without his consent.

      3.4 Terms and Conditions of Awards. Upon receipt of an Award of shares of the Common Stock under this Plan, even during the Restriction Period, an Employee shall be the holder of record of the shares and shall have all the rights of a stockholder with respect to such shares, subject to the terms and conditions of this Plan and the Award.

      3.4.1 Except as otherwise provided in this Paragraph 3.4, no shares of the Common Stock received pursuant to this Plan shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period applicable to such shares. Any purported disposition of such Common Stock in violation of this Paragraph 3.4 shall be null and void.

      3.4.2 If an Employee's employment with the Company terminates prior to the expiration of the Restriction Period for an Award, subject to any provisions of the Award with respect to the Employee's death, Disability or Retirement, or Change of Control, all shares of the Common Stock subject to the Award shall be immediately forfeited by the Employee and reacquired by the Company, and the Employee shall have no further rights with respect to the Award. In the discretion of the Committee, an Incentive Agreement may provide that, upon the forfeiture by an Employee of Award Shares, the Company shall repay to the Employee the consideration (if any) which the Employee paid for the Award Shares on the grant of the Award. In the discretion of the Committee, an Incentive Agreement may also provide that such repayment shall include an interest factor on such consideration from the date of the grant of the Award to the date of such repayment.

      3.4.3 The Committee may require under such terms and conditions as it deems appropriate or desirable that (a) the certificates for the Common Stock delivered under this Plan are to be held in custody by the Company or a person or institution designated by the Company until the Restriction Period expires,
(b) such certificates shall bear a legend referring to the restrictions on the Common Stock pursuant to this Plan, and (c) the Employee shall have delivered to the Company a stock power endorsed in blank relating to the Common Stock.

      4. Miscellaneous Provisions.

      4.1 Adjustments Upon Change in Capitalization.

      4.1.1 The number and class of shares subject to each outstanding Stock Option, the Exercise Price thereof (and the total price), the maximum number of Stock Options that may be granted under this Plan, the minimum number of shares as to which a Stock Option may be exercised at any one time, and the number and class of shares subject to each outstanding Award, shall not be proportionately adjusted in the event of any increase or decrease in the number of the issued shares of the Common Stock which results from a split-up or consolidation of shares, payment of a stock dividend or dividends exceeding a total of five percent for which the record dates occur in any one fiscal year, a recapitalization (other than the conversion of convertible securities according to their terms), a combination of shares or other like capital adjustment, so that (a) upon exercise of the Stock Option, the Employee shall receive the number and class of shares the Employee would have received prior to any such capital adjustment becoming effective, and (b) upon the lapse of restrictions of the Award Shares, the Employee shall receive the number and class of shares the Employee would have received prior to any such capital adjustment becoming effective.

      4.1.2 Upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation or in which the Company survives as a wholly-owned subsidiary of another corporation, or upon a sale of all or substantially all of the property of the Company to another corporation, or any dividend or distribution to stockholders of more than 10 percent of the Company's assets, adequate adjustment or other provisions shall be made by the Company or other party to such transaction so that there shall remain and/or be substituted for the Option Shares and Award Shares provided for herein, the shares, securities or assets which would have been issuable or payable in respect of or in exchange for such Option Shares and Award Shares then remaining, as if the Employee had been the owner of such shares as of the applicable date. Any securities so substituted shall be subject to similar successive adjustments.

      4.2 Withholding Taxes. The Company shall have the right at the time of exercise of any Stock Option, the grant of an Award, or the lapse of restrictions on Award Shares, to make adequate provision for any federal, state, local or foreign taxes which it believes are or may be required by law to be withheld with respect to such exercise (the "Tax Liability"), to ensure the payment of any such Tax Liability. The Company may provide for the payment of any Tax Liability by any of the following means or a combination of such means, as determined by the Committee in its sole and absolute discretion in the particular case (1) by requiring the Employee to tender a cash payment to the Company, (2) by withholding from the Employee's salary, (3) by withholding from the Option Shares which would otherwise be issuable upon exercise of the Stock Option, or from the Award Shares on their grant or date of lapse of restrictions, that number of Option Shares or Award Shares having an aggregate Fair Market Value (determined in the manner prescribed by Paragraph 2.2) as of the date the withholding tax obligation arises in an amount which is equal to the Employee's Tax Liability or (4) by any other method deemed appropriate by the Committee. Satisfaction of the Tax Liability of a Section 16 Reporting Person may be made by the method of payment specified in clause (3) above only if the following two conditions are satisfied:

            (a) The withholding of Option Shares or Award Shares and the exercise of the related Stock Option occur at least six months and one day following the date of grant of such Stock Option or Award; and

            (b) The withholding of Option Shares or Award Shares is made either
(i) pursuant to an irrevocable election (the "Withholding Election") made by the Employee at least six months in advance of the withholding of Options Shares or Award Shares, or (ii) on a day within a 10-day "window period" beginning on the third business day following the date of release of the Company's quarterly or annual summary statement of sales and earnings.

      Anything herein to the contrary notwithstanding, a Withholding Election may be disapproved by the Committee at any time.

      4.3 Relationship to Other Employee Benefit Plans. Stock Options and Awards granted hereunder shall not be deemed to be salary or other compensation to any Employee for purposes of any pension, thrift, profit-sharing, stock purchase or any other employee benefit plan now maintained or hereafter adopted by the Company.

      4.4 Amendments and Termination. The Board of Directors may at any time suspend, amend or terminate this Plan. No amendment, except as provided in Paragraph 3.3, or modification of this Plan may be adopted, except subject to stockholder approval, which would (1) materially increase the benefits accruing to the Employees under this Plan, (2) materially increase the number of securities which may be issued under this Plan (subject to Paragraph 4.1 hereof), or (3) materially modify the requirements as to eligibility for participation in this Plan.

      4.5 Successors in Interest. The provisions of this Plan and the actions of the Committee shall be binding upon all heirs, successors and assigns of the Company and of the Employees.

      4.6 Other Documents. All documents prepared, executed or delivered in connection with this Plan (including, without limitation, Option Agreements and Incentive Agreements) shall be, in substance and form, as established and modified by the Committee; provided, however, that all such documents shall be subject in every respect to the provisions of this Plan, and in the event of any conflict between the terms of any such document and this Plan, the provisions of this Plan shall prevail.

      4.7 Fairness of the Repurchase Price. In the event that the Company repurchases securities upon termination of employment pursuant to this Plan, either: (a) the price will not be less than the fair market value of the securities to be repurchased on the date of termination of employment, and the right to repurchase will be exercised for cash or cancellation of purchase money indebtedness for the securities within 90 days of termination of the employment (or in the case of securities issued upon exercise of options after the date of termination, within 90 days after the date of the exercise), and the right terminates when the Company's securities become publicly traded, or (b) Company will repurchase securities at the original purchase price, provided that the right to repurchase at the original purchase price lapses at the rate of at least 20 percent of the securities per year over five years from the date the option is granted (without respect to the date the option was exercised or became exercisable) and the right to repurchase must be exercised for cash or cancellation of purchase money indebtedness for the securities within 90 days of termination of employment (or in case of securities issued upon exercise of options after the date of termination, within 90 days after the date of the exercise).

      4.8 No Obligation to Continue Employment. This Plan and the grants which might be made hereunder shall not impose any obligation on the Company to continue to employ any Employee. Moreover, no provision of this Plan or any document executed or delivered pursuant to this Plan shall be deemed modified in any way by any employment contract between an Employee (or other employee) and the Company.

      4.9 Misconduct of an Employee. Notwithstanding any other provision of this Plan, if an Employee commits fraud or dishonesty toward the Company or wrongfully uses or discloses any trade secret, confidential data or other information proprietary to the Company, or intentionally takes any other action which results in material harm to the Company, as determined by the Committee, in its sole and absolute discretion, the Employee shall forfeit all rights and benefits under this Plan.

      4.10 Term of Plan. No Stock Option shall be exercisable, or Award granted, unless and until the Directors of the Company have approved this Plan and all other legal requirements have been met. This Plan was adopted by the Board effective November 22, 2004. No Stock Options or Awards may be granted under this Plan after November 22, 2014.

      4.11 Governing Law. This Plan and all actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Nevada.

      4.12 Assumption Agreements. The Company will require each successor, (direct or indirect, whether by purchase, merger, consolidation or otherwise), to all or substantially all of the business or assets of the Company, prior to the consummation of each such transaction, to assume and agree to perform the terms and provisions remaining to be performed by the Company under each Incentive Agreement and Stock Option and to preserve the benefits to the Employees thereunder. Such assumption and agreement shall be set forth in a written agreement in form and substance satisfactory to the Committee (an "Assumption Agreement"), and shall include such adjustments, if any, in the application of the provisions of the Incentive Agreements and Stock Options and such additional provisions, if any, as the Committee shall require and approve, in order to preserve such benefits to the Employees. Without limiting the generality of the foregoing, the Committee may require an Assumption Agreement to include satisfactory undertakings by a successor:

            (a) To provide liquidity to the Employees at the end of the Restriction Period applicable to the Common Stock awarded to them under this Plan, or on the exercise of Stock Options;

            (b) If the succession occurs before the expiration of any period specified in the Incentive Agreements for satisfaction of performance criteria applicable to the Common Stock awarded thereunder, to refrain from interfering with the Company's ability to satisfy such performance criteria or to agree to modify such performance criteria and/or waive any criteria that cannot be satisfied as a result of the succession;

            (c) To require any future successor to enter into an Assumption Agreement; and

            (d) To take or refrain from taking such other actions as the Committee may require and approve, in its discretion.

      4.13 Compliance with Rule 16b-3. Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent that any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

      4.14 Information to Shareholders. The Company shall furnish to each of its stockholders financial statements of the Company at least annually.

      IN WITNESS WHEREOF, this Plan has been executed effective as of November 22, 2004.


                                         MARMION INDUSTRIES CORP.



                                         By /s/ Wilbert H. Marmion
                                            ------------------------------------
                                            Wilbert H. Marmion, President

                            MARMION INDUSTRIES CORP.
       Amended NON-EMPLOYEE DIRECTORS AND CONSULTANTS RETAINER STOCK PLAN
                             FOR THE YEAR 2004 No. 2


      1. Introduction. This Plan shall be known as the "Marmion Industries Corp. Amended Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2004 No. 2," and is hereinafter referred to as the "Plan." The purposes of this Plan are to enable Marmion Industries Corp., a Nevada corporation (the "Company"), to promote the interests of the Company and its stockholders by attracting and retaining non-employee Directors and Consultants capable of furthering the future success of the Company and by aligning their economic interests more closely with those of the Company's stockholders, by paying their retainer or fees in the form of shares of the Company's common stock, par value $0.001 per share (the "Common Stock").

      2. Definitions. The following terms shall have the meanings set forth below:

      "Board" means the Board of Directors of the Company.

      "Change of Control" has the meaning set forth in Paragraph 12(d) hereof.

      "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder. References to any provision of the Code or rule or regulation thereunder shall be deemed to include any amended or successor provision, rule or regulation.

      "Committee" means the committee that administers this Plan, as more fully defined in Paragraph 13 hereof.

      "Common Stock" has the meaning set forth in Paragraph 1 hereof.

      "Company" has the meaning set forth in Paragraph 1 hereof.

      "Consultants" means Company's consultants and advisors only if: (i) they are natural persons; (ii) they provide bona fide services to the Company; and
(iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities.

      "Deferral Election" has the meaning set forth in Paragraph 6 hereof.

      "Deferred Stock Account" means a bookkeeping account maintained by the Company for a Participant representing the Participant's interest in the shares credited to such Deferred Stock Account pursuant to Paragraph 7 hereof.

      "Delivery Date" has the meaning set forth in Paragraph 6 hereof.

      "Director" means an individual who is a member of the Board of Directors of the Company.

      "Dividend Equivalent" for a given dividend or other distribution means a number of shares of the Common Stock having a Fair Market Value, as of the record date for such dividend or distribution, equal to the amount of cash, plus the Fair Market Value on the date of distribution of any property, that is distributed with respect to one share of the Common Stock pursuant to such dividend or distribution; such Fair Market Value to be determined by the Committee in good faith.

      "Effective Date" has the meaning set forth in Paragraph 3 hereof.

      "Exchange Act" has the meaning set forth in Paragraph 12(d) hereof.

      "Fair Market Value" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

      "Participant" has the meaning set forth in Paragraph 4 hereof.

      "Payment Time" means the time when a Stock Retainer is payable to a Participant pursuant to Paragraph 5 hereof (without regard to the effect of any Deferral Election).

      "Stock Retainer" has the meaning set forth in Paragraph 5 hereof.

      "Third Anniversary" has the meaning set forth in Paragraph 6 hereof.

      3. Effective Date of the Plan. This Plan was adopted by the Board effective November 22, 2004 (the "Effective Date").

      4. Eligibility. Each individual who is a Director or Consultant on the Effective Date and each individual who becomes a Director or Consultant thereafter during the term of this Plan, shall be a participant (the "Participant") in this Plan, in each case during such period as such individual remains a Director or Consultant and is not an employee of the Company or any of its subsidiaries. Each credit of shares of the Common Stock pursuant to this Plan shall be evidenced by a written agreement duly executed and delivered by or on behalf of the Company and a Participant, if such an agreement is required by the Company to assure compliance with all applicable laws and regulations.

      5. Grants of Shares. Commencing on the Effective Date, the amount of compensation for service to directors or consultants shall be payable in shares of the Common Stock (the "Stock Retainer") pursuant to this Plan. The deemed issuance price of shares of the Common Stock subject to each Stock Retainer shall not be less than 85 percent of the Fair Market Value of the Common Stock on the date of the grant. In the case of any person who owns securities possessing more than ten percent of the combined voting power of all classes of securities of the issuer or its parent or subsidiaries possessing voting power, the deemed issuance price of shares of the Common Stock subject to each Stock Retainer shall be at least 100 percent of the Fair Market Value of the Common Stock on the date of the grant.

      6. Deferral Option. From and after the Effective Date, a Participant may make an election (a "Deferral Election") on an annual basis to defer delivery of the Stock Retainer specifying which one of the following ways the Stock Retainer is to be delivered (a) on the date which is three years after the Effective Date for which it was originally payable (the "Third Anniversary"), (b) on the date upon which the Participant ceases to be a Director or Consultant for any reason (the "Departure Date") or (c) in five equal annual installments commencing on the Departure Date (the "Third Anniversary" and "Departure Date" each being referred to herein as a "Delivery Date"). Such Deferral Election shall remain in effect for each Subsequent Year unless changed, provided that, any Deferral Election with respect to a particular Year may not be changed less than six months prior to the beginning of such Year, and provided, further, that no more than one Deferral Election or change thereof may be made in any Year.

      Any Deferral Election and any change or revocation thereof shall be made by delivering written notice thereof to the Committee no later than six months prior to the beginning of the Year in which it is to be effected; provided that, with respect to the Year beginning on the Effective Date, any Deferral Election or revocation thereof must be delivered no later than the close of business on the 30th day after the Effective Date.

      7. Deferred Stock Accounts. The Company shall maintain a Deferred Stock Account for each Participant who makes a Deferral Election to which shall be credited, as of the applicable Payment Time, the number of shares of the Common Stock payable pursuant to the Stock Retainer to which the Deferral Election relates. So long as any amounts in such Deferred Stock Account have not been delivered to the Participant under Paragraph 8 hereof, each Deferred Stock Account shall be credited as of the payment date for any dividend paid or other distribution made with respect to the Common Stock, with a number of shares of the Common Stock equal to (a) the number of shares of the Common Stock shown in such Deferred Stock Account on the record date for such dividend or distribution multiplied by (b) the Dividend Equivalent for such dividend or distribution.

      8. Delivery of Shares.

            (a) The shares of the Common Stock in a Participant's Deferred Stock Account with respect to any Stock Retainer for which a Deferral Election has been made (together with dividends attributable to such shares credited to such Deferred Stock Account) shall be delivered in accordance with this Paragraph 8 as soon as practicable after the applicable Delivery Date. Except with respect to a Deferral Election pursuant to Paragraph 6 hereof, or other agreement between the parties, such shares shall be delivered at one time; provided that, if the number of shares so delivered includes a fractional share, such number shall be rounded to the nearest whole number of shares. If the Participant has in effect a Deferral Election pursuant to Paragraph 6 hereof, then such shares shall be delivered in five equal annual installments (together with dividends attributable to such shares credited to such Deferred Stock Account), with the first such installment being delivered on the first anniversary of the Delivery Date; provided that, if in order to equalize such installments, fractional shares would have to be delivered, such installments shall be adjusted by rounding to the nearest whole share. If any such shares are to be delivered after the Participant has died or become legally incompetent, they shall be delivered to the Participant's estate or legal guardian, as the case may be, in accordance with the foregoing; provided that, if the Participant dies with a Deferral Election pursuant to Paragraph 6 hereof in effect, the Committee shall deliver all remaining undelivered shares to the Participant's estate immediately. References to a Participant in this Plan shall be deemed to refer to the Participant's estate or legal guardian, where appropriate.

            (b) The Company may, but shall not be required to, create a grantor trust or utilize an existing grantor trust (in either case, "Trust") to assist it in accumulating the shares of the Common Stock needed to fulfill its obligations under this Paragraph 8. However, Participants shall have no beneficial or other interest in the Trust and the assets thereof, and their rights under this Plan shall be as general creditors of the Company, unaffected by the existence or nonexistence of the Trust, except that deliveries of Stock Retainers to Participants from the Trust shall, to the extent thereof, be treated as satisfying the Company's obligations under this Paragraph 8.

      9. Share Certificates; Voting and Other Rights. The certificates for shares delivered to a Participant pursuant to Paragraph 8 above shall be issued in the name of the Participant, and from and after the date of such issuance the Participant shall be entitled to all rights of a stockholder with respect to the Common Stock for all such shares issued in his name, including the right to vote the shares, and the Participant shall receive all dividends and other distributions paid or made with respect thereto.

      10. General Restrictions.

            (a) Notwithstanding any other provision of this Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of the Common Stock under this Plan prior to fulfillment of all of the following conditions:

                  (i) Listing or approval for listing upon official notice of issuance of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be a market for the Common Stock;

                  (ii) Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, upon the advice of counsel, deem necessary or advisable; and

                  (iii) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, after receiving the advice of counsel, determine to be necessary or advisable.

            (b) Nothing contained in this Plan shall prevent the Company from adopting other or additional compensation arrangements for the Participants.

      11. Shares Available. The maximum number of shares of the Common Stock which may in the aggregate be paid as Stock Retainers pursuant to this Plan is 2,000,000. Shares of the Common Stock issuable under this Plan may be taken from treasury shares of the Company or purchased on the open market. In the event that any outstanding Stock Retainer under this Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Stock Retainer shall be available for issuance under the Marmion Industries Corp. Amended Employee Stock Incentive Plan for the Year 2004 No. 2. The Compensation Committee may, in its discretion, increase the number of shares available for issuance under this Plan, while correspondingly decreasing the number of shares available for issuance under Marmion Industries Corp. Amended Employee Stock Incentive Plan for the Year 2004 No. 2.

      12. Adjustments; Change of Control.

            (a) In the event that there is, at any time after the Board adopts this Plan, any change in corporate capitalization, such as a stock split, combination of shares, exchange of shares, warrants or rights offering to purchase the Common Stock at a price below its Fair Market Value, reclassification, or recapitalization, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, stock dividend, or other extraordinary distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company (each of the foregoing a "Transaction"), in each case other than any such Transaction which constitutes a Change of Control (as defined below),
(i) the Deferred Stock Accounts shall not be credited with the amount and kind of shares or other property which would have been received by a holder of the number of shares of the Common Stock held in such Deferred Stock Account had such shares of the Common Stock been outstanding as of the effectiveness of any such Transaction, (ii) the number and kind of shares or other property subject to this Plan shall also not be appropriately adjusted to reflect the effectiveness of any such Transaction, and (iii) the Committee will not adjust any other relevant provisions of this Plan to reflect any such transaction.

            (b) If the shares of the Common Stock credited to the Deferred Stock Accounts are converted pursuant to Paragraph 12(a) into another form of property, references in this Plan to the Common Stock shall be deemed, where appropriate, to refer to such other form of property, with such other modifications as may be required for this Plan to operate in accordance with its purposes. Without limiting the generality of the foregoing, references to delivery of certificates for shares of the Common Stock shall be deemed to refer to delivery of cash and the incidents of ownership of any other property held in the Deferred Stock Accounts.

            (c) In the event of a Change of Control, the following shall occur on the date of the Change of Control (i) the shares of the Common Stock held in each Participant's Deferred Stock Account shall be deemed to be issued and outstanding as of the Change of Control; (ii) the Company shall forthwith deliver to each Participant who has a Deferred Stock Account all of the shares of the Common Stock or any other property held in such Participant's Deferred Stock Account; and (iii) this Plan shall be terminated.

            (d) For purposes of this Plan, Change of Control shall mean any of the following events:

                  (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 40 percent or more of either (1) the then outstanding shares of the Common Stock of the Company (the "Outstanding Company Common Stock"), or (2) the combined voting power of then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A), (B) and (C) of paragraph (iii) of this Paragraph 12(d) are satisfied; or

                  (ii) Individuals who, as of the date hereof, constitute the Board of the Company (as of the date hereof, "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                  (iii) Approval by the stockholders of the Company of a reorganization, merger, binding share exchange or consolidation, unless, following such reorganization, merger, binding share exchange or consolidation
(A) more than 60 percent of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, binding share exchange or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, binding share exchange or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger, binding share exchange or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger, binding share exchange or consolidation, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation or the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger, binding share exchange or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger, binding share exchange or consolidation; or

                  (iv) Approval by the stockholders of the Company of (1) a complete liquidation or dissolution of the Company, or (2) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 60 percent of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

      13. Administration; Amendment and Termination.

            (a) This Plan shall be administered by a committee consisting of two members who shall be the current directors of the Company or senior executive officers or other directors who are not Participants as may be designated by the Chief Executive Officer (the "Committee"), which shall have full authority to construe and interpret this Plan, to establish, amend and rescind rules and regulations relating to this Plan, and to take all such actions and make all such determinations in connection with this Plan as it may deem necessary or desirable.

            (b) The Board may from time to time make such amendments to this Plan, including to preserve or come within any exemption from liability under
Section 16(b) of the Exchange Act, as it may deem proper and in the best interest of the Company without further approval of the Company's stockholders, provided that, to the extent required under Nevada law or to qualify transactions under this Plan for exemption under Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be adopted without further approval of the Company's stockholders and, provided, further, that if and to the extent required for this Plan to comply with Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be made more than once in any six month period that would change the amount, price or timing of the grants of the Common Stock hereunder other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder. The Board may terminate this Plan at any time by a vote of a majority of the members thereof.

      14. Restrictions on Transfer. Each Stock Option granted under this Plan shall be transferable only by will or the laws of descent and distribution. No interest of any Employee under this Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Each Stock Option granted under this Plan shall be exercisable during an Employee's lifetime only by the Employee or by the Employee's legal representative.

      15. Term of Plan. No shares of the Common Stock shall be issued, unless and until the Directors of the Company have approved this Plan and all other legal requirements have been met. This Plan was adopted by the Board effective November 22, 2004, and shall expire on November 22, 2014.

      16. Governing Law. This Plan and all actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Nevada.

      17. Information to Shareholders. The Company shall furnish to each of its stockholders financial statements of the Company at least annually.

      18. Miscellaneous.

            (a) Nothing in this Plan shall be deemed to create any obligation on the part of the Board to nominate any Director for reelection by the Company's stockholders or to limit the rights of the stockholders to remove any Director.

            (b) The Company shall have the right to require, prior to the issuance or delivery of any shares of the Common Stock pursuant to this Plan, that a Participant make arrangements satisfactory to the Committee for the withholding of any taxes required by law to be withheld with respect to the issuance or delivery of such shares, including, without limitation, by the withholding of shares that would otherwise be so issued or delivered, by withholding from any other payment due to the Participant, or by a cash payment to the Company by the Participant.

      IN WITNESS WHEREOF, this Plan has been executed effective as of November 22, 2004.


                                      Marmion Industries Corp.



                                      By /s/ Wilbert H. Marmion
                                         ---------------------------------------
                                         Wilbert H. Marmion, President

                            MARMION INDUSTRIES CORP.
              EMPLOYEE STOCK INCENTIVE PLAN FOR THE YEAR 2004 NO. 3


     1.        General  Provisions.
               -------------------

     1.1       Purpose.  This  Stock  Incentive Plan (the "Plan") is intended to
               -------
allow designated officers and employees (all of whom are sometimes collectively referred to herein as the "Employees," or individually as the "Employee") of Marmion Industries Corp., a Nevada corporation (the "Company") and its Subsidiaries (as that term is defined below) which they may have from time to time (the Company and such Subsidiaries are referred to herein as the "Company") to receive certain options (the "Stock Options") to purchase common stock of the Company, par value $0.001 per share (the "Common Stock"), and to receive grants of the Common Stock subject to certain restrictions (the "Awards"). As used in this Plan, the term "Subsidiary" shall mean each corporation which is a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"). The purpose of this Plan is to provide the Employees, who make significant and extraordinary contributions to the long-term growth and performance of the Company, with equity-based compensation incentives, and to attract and retain the Employees.

     1.2       Administration.
               --------------

     1.2.1 The Plan shall be administered by the Compensation Committee (the "Committee") of, or appointed by, the Board of Directors of the Company (the "Board"). The Committee shall select one of its members as Chairman and shall act by vote of a majority of a quorum, or by unanimous written consent. A majority of its members shall constitute a quorum. The Committee shall be governed by the provisions of the Company's Bylaws and of Nevada law applicable to the Board, except as otherwise provided herein or determined by the Board.

     1.2.2 The Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan (a) to approve the Employees nominated by the management of the Company to be granted Awards or Stock Options; (b) to determine the number of Awards or Stock Options to be granted to an Employee; (c) to determine the time or times at which Awards or Stock Options shall be granted; to establish the terms and conditions upon which Awards or Stock Options may be exercised; (d) to remove or adjust any restrictions and conditions upon Awards or Stock Options; (e) to specify, at the time of grant, provisions relating to exercisability of Stock Options and to accelerate or otherwise modify the exercisability of any Stock Options; and (f) to adopt such rules and regulations and to make all other determinations deemed necessary or desirable for the administration of this Plan. All interpretations and constructions of this Plan by the Committee, and all of its actions hereunder, shall be binding and conclusive on all persons for all purposes.

     1.2.3 The Company hereby agrees to indemnify and hold harmless each Committee member and each Employee, and the estate and heirs of such Committee member or Employee, against all claims, liabilities, expenses, penalties, damages or other pecuniary losses, including legal fees, which such Committee member or Employee, his estate or heirs may suffer as a result of his responsibilities, obligations or duties in connection with this Plan, to the extent that insurance, if any, does not cover the payment of such items. No member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award or Stock Option granted pursuant to this Plan.

     1.3       Eligibility and Participation.  The Employees eligible under this
               -----------------------------
Plan shall be approved by the Committee from those Employees who, in the opinion of the management of the Company, are in positions which enable them to make significant contributions to the long-term performance and growth of the Company. In selecting the Employees to whom Award or Stock Options may be granted, consideration shall be given to factors such as employment position, duties and responsibilities, ability, productivity, length of service, morale, interest in the Company and recommendations of supervisors.

     1.4       Shares Subject to this Plan.  The maximum number of shares of the
               ---------------------------
Common Stock that may be issued pursuant to this Plan shall be 50,000,000 subject to the provisions of Paragraph 4.1. If shares of the Common Stock awarded or issued under this Plan are reacquired by the Company due to a forfeiture or for any other reason, such shares shall be cancelled and thereafter shall again be available for purposes of this Plan. If a Stock Option expires, terminates or is cancelled for any reason without having been exercised in full, the shares of the Common Stock not purchased thereunder shall again be available for purposes of this Plan. In the event that any outstanding Stock Option or Award under this Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Stock Option or Award shall be available for issuance under the Marmion Industries Corp. Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2004 No. 3. The Compensation Committee of the Board shall have the authority, in its discretion, to increase the number of shares available for issuance under this Plan, while correspondingly decreasing the number of shares available for issuance under the Marmion Industries Corp. Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2004 No. 3.

     2.        Provisions  Relating  to  Stock  Options.
               ----------------------------------------

     2.1       Grants  of  Stock Options.  The Committee may grant Stock Options
               -------------------------
in such amounts, at such times, and to the Employees nominated by the management of the Company as the Committee, in its discretion, may determine. Stock
Options granted under this Plan shall constitute "incentive stock options" within the meaning of Section 422 of the Code, if so designated by the Committee on the date of grant. The Committee shall also have the discretion to grant Stock Options which do not constitute incentive stock options, and any such Stock Options shall be designated non-statutory stock options by the Committee on the date of grant. The aggregate Fair Market Value (determined as of the time an incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by any Employee during any one calendar year (under all plans of the Company and any parent or subsidiary of the Company) may not exceed the maximum amount permitted under
Section 422 of the Code (currently, $100,000.00). Non-statutory stock options shall not be subject to the limitations relating to incentive stock options contained in the preceding sentence. Each Stock Option shall be evidenced by a written agreement (the "Option Agreement") in a form approved by the Committee, which shall be executed on behalf of the Company and by the Employee to whom the Stock Option is granted, and which shall be subject to the terms and conditions of this Plan. In the discretion of the Committee, Stock Options may include provisions (which need not be uniform), authorized by the Committee in its discretion, that accelerate an Employee's rights to exercise Stock Options following a "Change in Control," upon termination of the Employee's employment by the Company without "Cause" or by the Employee for "Good Reason," as such terms are defined in Paragraph 3.1 hereof. The holder of a Stock Option shall not be entitled to the privileges of stock ownership as to any shares of the Common Stock not actually issued to such holder.

     2.2       Purchase  Price.  The  purchase  price  (the "Exercise Price") of
               ---------------
shares of the Common Stock subject to each Stock Option (the "Option Shares") shall not be less than 85 percent of the Fair Market Value of the Common Stock on the date of exercise. For an Employee holding greater than 10 percent of the total voting power of all stock of the Company, either Common or Preferred, the Exercise Price of an incentive stock option shall be at least 110 percent of the Fair Market Value of the Common Stock on the date of the grant of the option. As used herein, "Fair Market Value" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

     2.3       Option  Period.  The  Stock  Option  period  (the  "Term")  shall
               --------------
commence on the date of grant of the Stock Option and shall be 10 years or such shorter period as is determined by the Committee. Each Stock Option shall provide that it is exercisable over its term in such periodic installments as the Committee may determine, subject to the provisions of Paragraph 2.4.1.
Section  16(b)  of  the  Securities  Exchange  Act  of  1934,  as  amended  (the

"Exchange Act") exempts persons normally subject to the reporting requirements of Section 16(a) of the Exchange Act (the "Section 16 Reporting Persons") pursuant to a qualified employee stock option plan from the normal requirement of not selling until at least six months and one day from the date the Stock Option is granted.

     2.4       Exercise  of  Options.
               ---------------------

     2.4.1 Each Stock Option may be exercised in whole or in part (but not as to fractional shares) by delivering it for surrender or endorsement to the Company, attention of the Corporate Secretary, at the principal office of the Company, together with payment of the Exercise Price and an executed Notice and Agreement of Exercise in the form prescribed by Paragraph 2.4.2. Payment may be made (a) in cash, (b) by cashier's or certified check, (c) by surrender of previously owned shares of the Common Stock valued pursuant to Paragraph 2.2 (if the Committee authorizes payment in stock in its discretion), (d) by withholding from the Option Shares which would otherwise be issuable upon the exercise of the Stock Option that number of Option Shares equal to the exercise price of the Stock Option, if such withholding is authorized by the Committee in its discretion, or (e) in the discretion of the Committee, by the delivery to the Company of the optionee's promissory note secured by the Option Shares, bearing interest at a rate sufficient to prevent the imputation of interest under Sections 483 or 1274 of the Code, and having such other terms and conditions as may be satisfactory to the Committee. Subject to the provisions of this Paragraph 2.4 and Paragraph 2.5, the Employee has the right to exercise his or her Stock Options at the rate of at least 20 percent per year over five years from the date the Stock Option is granted.

     2.4.2 Exercise of each Stock Option is conditioned upon the agreement of the Employee to the terms and conditions of this Plan and of such Stock Option as evidenced by the Employee's execution and delivery of a Notice and Agreement of Exercise in a form to be determined by the Committee in its discretion. Such Notice and Agreement of Exercise shall set forth the agreement of the Employee that (a) no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended (the "Securities Act") or any other applicable federal or state securities laws, (b) each Option Share certificate may be imprinted with legends reflecting any applicable federal and state securities law restrictions and conditions, (c) the Company may comply with said securities law restrictions and issue "stop transfer" instructions to its Transfer Agent and Registrar without liability, (d) if the Employee is a
Section 16 Reporting Person, the Employee will furnish to the Company a copy of each Form 4 or Form 5 filed by said Employee and will timely file all reports required under federal securities laws, and (e) the Employee will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

     2.4.3 No Stock Option shall be exercisable unless and until any applicable registration or qualification requirements of federal and state securities laws, and all other legal requirements, have been fully complied with. At no time shall the total number of securities issuable upon exercise of all outstanding options under this Plan, and the total number of securities provided for under any bonus or similar plan or agreement of the Company exceed a number of securities which is equal to 30 percent of the then outstanding securities of the Company, unless a percentage higher than 30 percent is approved by at least two-thirds of the outstanding securities entitled to vote. The Company will use reasonable efforts to maintain the effectiveness of a Registration Statement under the Securities Act for the issuance of Stock
Options and shares acquired thereunder, but there may be times when no such Registration Statement will be currently effective. The exercise of Stock
Options may be temporarily suspended without liability to the Company during times when no such Registration Statement is currently effective, or during times when, in the reasonable opinion of the Committee, such suspension is necessary to preclude violation of any requirements of applicable law or regulatory bodies having jurisdiction over the Company. If any Stock Option would expire for any reason except the end of its term during such a suspension, then if exercise of such Stock Option is duly tendered before its expiration, such Stock Option shall be exercisable and exercised (unless the attempted exercise is withdrawn) as of the first day after the end of such suspension. The Company shall have no obligation to file any Registration Statement covering resales of Option Shares.

     2.5       Continuous  Employment.  Except  as  provided  in  Paragraph  2.7
               ----------------------
below, an Employee may not exercise a Stock Option unless from the date of grant to the date of exercise the Employee remains continuously in the employ of the Company. For purposes of this Paragraph 2.5, the period of continuous employment of an Employee with the Company shall be deemed to include (without extending the term of the Stock Option) any period during which the Employee is on leave of absence with the consent of the Company, provided that such leave of absence shall not exceed three months and that the Employee returns to the employ of the Company at the expiration of such leave of absence. If the Employee fails to return to the employ of the Company at the expiration of such leave of absence, the Employee's employment with the Company shall be deemed terminated as of the date such leave of absence commenced. The continuous employment of an Employee with the Company shall also be deemed to include any period during which the Employee is a member of the Armed Forces of the United States, provided that the Employee returns to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date the Employee first becomes entitled to a discharge from military service. If an Employee does not return to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date the Employee first becomes entitled to a discharge from military service, the Employee's employment with the Company shall be deemed to have terminated as of the date the Employee's military service ended.

     2.6       Restrictions  on  Transfer.  Each Stock Option granted under this
               --------------------------
Plan shall be transferable only by will or the laws of descent and distribution. No interest of any Employee under this Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Each Stock Option granted under this Plan shall be exercisable during an Employee's lifetime only by the Employee or by the Employee's legal representative.

     2.7       Termination  of  Employment.
               ---------------------------

     2.7.1 Upon an Employee's Retirement, Disability (both terms being defined below) or death, (a) all Stock Options to the extent then presently exercisable shall remain in full force and effect and may be exercised pursuant to the provisions thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter. Unless employment is terminated for cause, as defined by applicable law, the right to exercise in the event of termination of employment, to the extent that the optionee is entitled to exercise on the date the employment terminates as follows:

          (i) At least six months from the date of termination if termination was caused by death or disability.

          (ii) At least 30 days from the date of termination if termination was caused by other than death or disability.

     2.7.2 Upon the termination of the employment of an Employee for any reason other than those specifically set forth in Paragraph 2.7.1, (a) all Stock Options to the extent then presently exercisable by the Employee shall remain exercisable only for a period of 90 days after the date of such termination of employment (except that the 90 day period shall be extended to 12 months if the Employee shall die during such 90 day period), and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

     2.7.3     For  purposes  of  this  Plan:

          (a) "Retirement" shall mean an Employee's retirement from the employ of the Company on or after the date on which the Employee attains the age of 65 years; and

          (b) "Disability" shall mean total and permanent incapacity of an Employee, due to physical impairment or legally established mental incompetence, to perform the usual duties of the Employee's employment with the Company, which disability shall be determined (i) on medical evidence by a licensed physician designated by the Committee, or (ii) on evidence that the Employee has become entitled to receive primary benefits as a disabled employee under the Social Security Act in effect on the date of such disability.

     3.        Provisions  Relating  to  Awards.
               --------------------------------

     3.1       Grant  of  Awards.  Subject  to  the provisions of this Plan, the
               -----------------
Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan, to (1) grant Awards pursuant to this Plan, (2) determine the number of shares of the Common Stock subject to each Award (the "Award Shares"), (3) determine the terms and conditions (which need not be identical) of each Award, including the consideration (if any) to be paid by the Employee for such Common Stock, which may, in the Committee's discretion, consist of the delivery of the Employee's promissory note meeting the requirements of Paragraph 2.4.1, (4) establish and modify performance criteria for Awards, and (5) make all of the determinations necessary or advisable with respect to Awards under this Plan. Each Award under this Plan shall consist of a grant of shares of the Common Stock subject to a restriction period (after which the restrictions shall lapse), which shall be a period commencing on the date the Award is granted and ending on such date as the Committee shall determine (the "Restriction Period"). The Committee may provide for the lapse of restrictions in installments, for acceleration of the lapse of restrictions upon the satisfaction of such performance or other criteria or upon the occurrence of such events as the Committee shall determine, and for the early expiration of the Restriction Period upon an Employee's death, Disability or Retirement as defined in Paragraph 2.7.3, or, following a Change of Control, upon termination of an Employee's employment by the Company without "Cause" or by the Employee for "Good Reason," as those terms are defined herein. For purposes of this Plan:

     "Change of Control" shall be deemed to occur (a) on the date the Company first has actual knowledge that any person (as such term is used in Sections
13(d) and 14(d)(2) of the Exchange Act) has become the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40 percent or more of the combined voting power of the Company's then outstanding securities, or (b) on the date the stockholders of the Company approve (i) a merger of the Company with or into any other corporation in which the Company is not the surviving corporation or in which the Company survives as a subsidiary of another corporation, (ii) a consolidation of the Company with any other corporation, or (iii) the sale or disposition of all or substantially all of the Company's assets or a plan of complete liquidation.

     "Cause," when used with reference to termination of the employment of an Employee by the Company for "Cause," shall mean:

               (a) The Employee's continuing willful and material breach of his duties to the Company after he receives a demand from the Chief Executive of the Company specifying the manner in which he has willfully and materially breached such duties, other than any such failure resulting from Disability of the Employee or his resignation for "Good Reason," as defined herein; or

               (b)     The  conviction  of  the  Employee  of  a  felony;  or

               (c) The Employee's commission of fraud in the course of his employment with the Company, such as embezzlement or other material and intentional violation of law against the Company; or

               (d) The Employee's gross misconduct causing material harm to the Company.

     "Good Reason" shall mean any one or more of the following, occurring following or in connection with a Change of Control and within 90 days prior to the Employee's resignation, unless the Employee shall have consented thereto in writing:

               (a) The assignment to the Employee of duties inconsistent with his executive status prior to the Change of Control or a substantive change in the officer or officers to whom he reports from the officer or officers to whom he reported immediately prior to the Change of Control; or

               (b) The elimination or reassignment of a majority of the duties and responsibilities that were assigned to the Employee immediately prior to the Change of Control; or

               (c) A reduction by the Company in the Employee's annual base salary as in effect immediately prior to the Change of Control; or

               (d) The Company requiring the Employee to be based anywhere outside a 35-mile radius from his place of employment immediately prior to the Change of Control, except for required travel on the Company's business to an extent substantially consistent with the Employee's business travel obligations immediately prior to the Change of Control; or

               (e) The failure of the Company to grant the Employee a performance bonus reasonably equivalent to the same percentage of salary the Employee normally received prior to the Change of Control, given comparable performance by the Company and the Employee; or

               (f)     The  failure  of  the  Company  to  obtain a satisfactory
Assumption Agreement (as defined in Paragraph 4.12 of this Plan) from a successor, or the failure of such successor to perform such Assumption Agreement.

     3.2       Incentive  Agreements.  Each  Award granted under this Plan shall
               ---------------------
be evidenced by a written agreement (an "Incentive Agreement") in a form approved by the Committee and executed by the Company and the Employee to whom the Award is granted. Each Incentive Agreement shall be subject to the terms and conditions of this Plan and other such terms and conditions as the Committee may specify.

     3.3       Amendment,  Modification  and  Waiver  of  Restrictions.  The
               -------------------------------------------------------
Committee may modify or amend any Award under this Plan or waive any restrictions or conditions applicable to the Award; provided, however, that the Committee may not undertake any such modifications, amendments or waivers if the effect thereof materially increases the benefits to any Employee, or adversely affects the rights of any Employee without his consent.

     3.4       Terms  and  Conditions  of  Awards.  Upon  receipt of an Award of
               ----------------------------------
shares of the Common Stock under this Plan, even during the Restriction Period, an Employee shall be the holder of record of the shares and shall have all the rights of a stockholder with respect to such shares, subject to the terms and conditions of this Plan and the Award.

     3.4.1 Except as otherwise provided in this Paragraph 3.4, no shares of the Common Stock received pursuant to this Plan shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period applicable to such shares. Any purported disposition of such Common Stock in violation of this Paragraph 3.4 shall be null and void.

     3.4.2 If an Employee's employment with the Company terminates prior to the expiration of the Restriction Period for an Award, subject to any provisions of the Award with respect to the Employee's death, Disability or Retirement, or Change of Control, all shares of the Common Stock subject to the Award shall be immediately forfeited by the Employee and reacquired by the Company, and the Employee shall have no further rights with respect to the Award. In the discretion of the Committee, an Incentive Agreement may provide that, upon the forfeiture by an Employee of Award Shares, the Company shall repay to the Employee the consideration (if any) which the Employee paid for the Award Shares on the grant of the Award. In the discretion of the Committee, an Incentive Agreement may also provide that such repayment shall include an interest factor on such consideration from the date of the grant of the Award to the date of such repayment.

     3.4.3 The Committee may require under such terms and conditions as it deems appropriate or desirable that (a) the certificates for the Common Stock delivered under this Plan are to be held in custody by the Company or a person or institution designated by the Company until the Restriction Period expires,
(b) such certificates shall bear a legend referring to the restrictions on the Common Stock pursuant to this Plan, and (c) the Employee shall have delivered to the Company a stock power endorsed in blank relating to the Common Stock.

     4.        Miscellaneous  Provisions.
               -------------------------

     4.1       Adjustments  Upon  Change  in  Capitalization.
               ---------------------------------------------

     4.1.1 The number and class of shares subject to each outstanding Stock Option, the Exercise Price thereof (and the total price), the maximum number of Stock Options that may be granted under this Plan, the minimum number of shares as to which a Stock Option may be exercised at any one time, and the number and class of shares subject to each outstanding Award, shall not be proportionately adjusted in the event of any increase or decrease in the number of the issued shares of the Common Stock which results from a split-up or consolidation of shares, payment of a stock dividend or dividends exceeding a total of five percent for which the record dates occur in any one fiscal year, a recapitalization (other than the conversion of convertible securities according to their terms), a combination of shares or other like capital adjustment, so that (a) upon exercise of the Stock Option, the Employee shall receive the number and class of shares the Employee would have received prior to any such capital adjustment becoming effective, and (b) upon the lapse of restrictions of the Award Shares, the Employee shall receive the number and class of shares the Employee would have received prior to any such capital adjustment becoming effective.

     4.1.2 Upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation or in which the Company survives as a wholly-owned subsidiary of another corporation, or upon a sale of all or substantially all of the property of the Company to another corporation, or any dividend or distribution to stockholders of more than 10 percent of the Company's assets, adequate adjustment or other provisions shall be made by the Company or other party to such transaction so that there shall remain and/or be substituted for the Option Shares and Award Shares provided for herein, the shares, securities or assets which would have been issuable or payable in respect of or in exchange for such Option Shares and Award Shares then remaining, as if the Employee had been the owner of such shares as of the applicable date. Any securities so substituted shall be subject to similar successive adjustments.

     4.2       Withholding  Taxes.  The Company shall have the right at the time
               ------------------
of exercise of any Stock Option, the grant of an Award, or the lapse of restrictions on Award Shares, to make adequate provision for any federal, state, local or foreign taxes which it believes are or may be required by law to be withheld with respect to such exercise (the "Tax Liability"), to ensure the payment of any such Tax Liability. The Company may provide for the payment of any Tax Liability by any of the following means or a combination of such means, as determined by the Committee in its sole and absolute discretion in the particular case (1) by requiring the Employee to tender a cash payment to the Company, (2) by withholding from the Employee's salary, (3) by withholding from the Option Shares which would otherwise be issuable upon exercise of the Stock Option, or from the Award Shares on their grant or date of lapse of restrictions, that number of Option Shares or Award Shares having an aggregate Fair Market Value (determined in the manner prescribed by Paragraph 2.2) as of the date the withholding tax obligation arises in an amount which is equal to the Employee's Tax Liability or (4) by any other method deemed appropriate by the Committee. Satisfaction of the Tax Liability of a Section 16 Reporting Person may be made by the method of payment specified in clause (3) above only if the following two conditions are satisfied:

               (a) The withholding of Option Shares or Award Shares and the exercise of the related Stock Option occur at least six months and one day following the date of grant of such Stock Option or Award; and

               (b) The withholding of Option Shares or Award Shares is made either (i) pursuant to an irrevocable election (the "Withholding Election") made by the Employee at least six months in advance of the withholding of Options Shares or Award Shares, or (ii) on a day within a 10-day "window period" beginning on the third business day following the date of release of the Company's quarterly or annual summary statement of sales and earnings.

     Anything herein to the contrary notwithstanding, a Withholding Election may be disapproved by the Committee at any time.

     4.3       Relationship  to Other Employee Benefit Plans.  Stock Options and
               ---------------------------------------------
Awards granted hereunder shall not be deemed to be salary or other compensation to any Employee for purposes of any pension, thrift, profit-sharing, stock purchase or any other employee benefit plan now maintained or hereafter adopted by the Company.

     4.4       Amendments  and  Termination.  The  Board of Directors may at any
               ----------------------------
time suspend, amend or terminate this Plan. No amendment, except as provided in Paragraph 3.3, or modification of this Plan may be adopted, except subject to stockholder approval, which would (1) materially increase the benefits accruing to the Employees under this Plan, (2) materially increase the number of securities which may be issued under this Plan

(subject to Paragraph 4.1 hereof), or (3) materially modify the requirements as to eligibility for participation in this Plan.

     4.5       Successors  in  Interest.  The  provisions  of  this Plan and the
               ------------------------
actions of the Committee shall be binding upon all heirs, successors and assigns of the Company and of the Employees.

     4.6       Other  Documents.  All  documents prepared, executed or delivered
               ----------------
in connection with this Plan (including, without limitation, Option Agreements and Incentive Agreements) shall be, in substance and form, as established and modified by the Committee; provided, however, that all such documents shall be subject in every respect to the provisions of this Plan, and in the event of any conflict between the terms of any such document and this Plan, the provisions of this Plan shall prevail.

     4.7       Fairness  of the Repurchase Price.  In the event that the Company
               ---------------------------------
repurchases securities upon termination of employment pursuant to this Plan, either: (a) the price will not be less than the fair market value of the securities to be repurchased on the date of termination of employment, and the right to repurchase will be exercised for cash or cancellation of purchase money indebtedness for the securities within 90 days of termination of the employment (or in the case of securities issued upon exercise of options after the date of termination, within 90 days after the date of the exercise), and the right terminates when the Company's securities become publicly traded, or (b) Company will repurchase securities at the original purchase price, provided that the right to repurchase at the original purchase price lapses at the rate of at least 20 percent of the securities per year over five years from the date the option is granted (without respect to the date the option was exercised or became exercisable) and the right to repurchase must be exercised for cash or cancellation of purchase money indebtedness for the securities within 90 days of termination of employment (or in case of securities issued upon exercise of options after the date of termination, within 90 days after the date of the exercise).

     4.8       No  Obligation  to Continue Employment.  This Plan and the grants
               --------------------------------------
which might be made hereunder shall not impose any obligation on the Company to continue to employ any Employee. Moreover, no provision of this Plan or any document executed or delivered pursuant to this Plan shall be deemed modified in any way by any employment contract between an Employee (or other employee) and the Company.

     4.9       Misconduct  of  an Employee.  Notwithstanding any other provision
               ---------------------------
of this Plan, if an Employee commits fraud or dishonesty toward the Company or wrongfully uses or discloses any trade secret, confidential data or other information proprietary to the Company, or intentionally takes any other action which results in material harm to the Company, as determined by the Committee, in its sole and absolute discretion, the Employee shall forfeit all rights and benefits under this Plan.

     4.10      Term  of  Plan.  No  Stock  Option shall be exercisable, or Award
               --------------
granted, unless and until the Directors of the Company have approved this Plan and all other legal requirements have been met. This Plan was adopted by the Board effective July 15, 2004. No Stock Options or Awards may be granted under this Plan after July 15, 2014.

     4.11      Governing  Law.  This Plan and all actions taken thereunder shall
               --------------
be governed by, and construed in accordance with, the laws of the State of Nevada.

     4.12      Assumption  Agreements.  The Company will require each successor,
               ----------------------
(direct or indirect, whether by purchase, merger, consolidation or otherwise), to all or substantially all of the business or assets of the Company, prior to the consummation of each such transaction, to assume and agree to perform the terms and provisions remaining to be performed by the Company under each Incentive Agreement and Stock Option and to preserve the benefits to the Employees thereunder. Such assumption and agreement shall be set forth in a written agreement in form and substance satisfactory to the Committee (an "Assumption Agreement"), and shall include such adjustments, if any, in the application of the provisions of the Incentive Agreements and Stock Options and such additional provisions, if any, as the Committee shall require and approve, in order to preserve such benefits to the Employees. Without limiting the generality of the foregoing, the Committee may require an Assumption Agreement to include satisfactory undertakings by a successor:

                    (a) To provide liquidity to the Employees at the end of the Restriction Period applicable to the Common Stock awarded to them under this Plan, or on the exercise of Stock Options;

                    (b) If the succession occurs before the expiration of any period specified in the Incentive Agreements for satisfaction of performance criteria applicable to the Common Stock awarded thereunder, to refrain from interfering with the Company's ability to satisfy such performance criteria or to agree to modify such performance criteria and/or waive any criteria that cannot be satisfied as a result of the succession;

                    (c) To require any future successor to enter into an Assumption Agreement; and

                    (d) To take or refrain from taking such other actions as the Committee may require and approve, in its discretion.

     4.13      Compliance  with  Rule  16b-3.  Transactions  under this Plan are
               -----------------------------
intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent that any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     4.14      Information  to  Shareholders.  The Company shall furnish to each
               -----------------------------
of  its  stockholders  financial  statements  of  the Company at least annually.

     IN WITNESS WHEREOF, this Plan has been executed effective as of July 15, 2004.


                                          MARMION INDUSTRIES CORP.



                                          By  /s/  Wilbert H. Marmion
                                            -----------------------------------
                                            Wilbert H. Marmion, President

                            MARMION INDUSTRIES CORP.
       NON-EMPLOYEE DIRECTORS AND CONSULTANTS RETAINER STOCK PLAN FOR THE
                                 YEAR 2004 NO. 3


     1.      Introduction.  This  Plan shall be known as the "Marmion Industries
             ------------
Corp. Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2004 No. 3," and is hereinafter referred to as the "Plan." The purposes of this Plan are to enable Marmion Industries Corp., a Nevada corporation (the "Company"), to promote the interests of the Company and its stockholders by attracting and retaining non-employee Directors and Consultants capable of furthering the future success of the Company and by aligning their economic interests more closely with those of the Company's stockholders, by paying their retainer or fees in the form of shares of the Company's common stock, par value $0.001 per share (the "Common Stock").

     2.      Definitions.  The following terms shall have the meanings set forth
             -----------
below:

     "Board" means the Board of Directors of the Company.

     "Change of Control" has the meaning set forth in Paragraph 12(d) hereof.

     "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder. References to any provision of the Code or rule or regulation thereunder shall be deemed to include any amended or successor provision, rule or regulation.

     "Committee" means the committee that administers this Plan, as more fully defined in Paragraph 13 hereof.

     "Common Stock" has the meaning set forth in Paragraph 1 hereof.

     "Company" has the meaning set forth in Paragraph 1 hereof.

     "Consultants" means the Company's consultants and advisors only if: (i) they are natural persons; (ii) they provide bona fide services to the Company; and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities.

     "Deferral Election" has the meaning set forth in Paragraph 6 hereof.

     "Deferred Stock Account" means a bookkeeping account maintained by the Company for a Participant representing the Participant's interest in the shares credited to such Deferred Stock Account pursuant to Paragraph 7 hereof.

     "Delivery Date" has the meaning set forth in Paragraph 6 hereof.

     "Director" means an individual who is a member of the Board of Directors of the Company.

     "Dividend Equivalent" for a given dividend or other distribution means a number of shares of the Common Stock having a Fair Market Value, as of the record date for such dividend or distribution, equal to the amount of cash, plus the Fair Market Value on the date of distribution of any property, that is distributed with respect to one share of the Common Stock pursuant to such dividend or distribution; such Fair Market Value to be determined by the Committee in good faith.

     "Effective Date" has the meaning set forth in Paragraph 3 hereof.

     "Exchange Act" has the meaning set forth in Paragraph 12(d) hereof.

     "Fair Market Value" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

     "Participant" has the meaning set forth in Paragraph 4 hereof.

     "Payment Time" means the time when a Stock Retainer is payable to a Participant pursuant to Paragraph 5 hereof (without regard to the effect of any Deferral Election).

     "Stock Retainer" has the meaning set forth in Paragraph 5 hereof.

     "Third Anniversary" has the meaning set forth in Paragraph 6 hereof.

     3.      Effective  Date  of  the  Plan.  This Plan was adopted by the Board
             ------------------------------
effective  July  15,  2004  (the  "Effective  Date").

     4.      Eligibility.  Each  individual  who  is a Director or Consultant on
             -----------
the Effective Date and each individual who becomes a Director or Consultant thereafter during the term of this Plan, shall be a participant (the "Participant") in this Plan, in each case during such period as such individual remains a Director or Consultant and is not an employee of the Company or any of its subsidiaries. Each credit of shares of the Common Stock pursuant to this Plan shall be evidenced by a written agreement duly executed and delivered by or on behalf of the Company and a Participant, if such an agreement is required by the Company to assure compliance with all applicable laws and regulations.

     5.      Grants  of Shares.  Commencing on the Effective Date, the amount of
             -----------------
compensation for service to directors or consultants shall be payable in shares of the Common Stock (the "Stock Retainer") pursuant to this Plan at the deemed issuance price of $0.033 per Share.

     6.      Deferral  Option.  From and after the Effective Date, a Participant
             ----------------
may make an election (a "Deferral Election") on an annual basis to defer delivery of the Stock Retainer specifying which one of the following ways the Stock Retainer is to be delivered (a) on the date which is three years after the Effective Date for which it was originally payable (the "Third Anniversary"),
(b) on the date upon which the Participant ceases to be a Director or Consultant for any reason (the "Departure Date") or (c) in five equal annual installments commencing on the Departure Date (the "Third Anniversary" and "Departure Date" each being referred to herein as a "Delivery Date"). Such Deferral Election shall remain in effect for each Subsequent Year unless changed, provided that, any Deferral Election with respect to a particular Year may not be changed less than six months prior to the beginning of such Year, and provided, further, that no more than one Deferral Election or change thereof may be made in any Year.

     Any Deferral Election and any change or revocation thereof shall be made by delivering written notice thereof to the Committee no later than six months prior to the beginning of the Year in which it is to be effected; provided that, with respect to the Year beginning on the Effective Date, any Deferral Election or revocation thereof must be delivered no later than the close of business on the 30th day after the Effective Date.

     7.      Deferred  Stock  Accounts.  The  Company  shall maintain a Deferred
             -------------------------
Stock Account for each Participant who makes a Deferral Election to which shall be credited, as of the applicable Payment Time, the number of shares of the Common Stock payable pursuant to the Stock Retainer to which the Deferral Election relates. So long as any amounts in such Deferred Stock Account have not been delivered to the Participant under Paragraph 8 hereof, each Deferred Stock Account shall be credited as of the payment date for any dividend paid or other distribution made with respect to the Common Stock, with a number of shares of the Common Stock equal to (a) the number of shares of the Common Stock shown in such Deferred Stock Account on the record date for such dividend or distribution multiplied by (b) the Dividend Equivalent for such dividend or distribution.

     8.      Delivery  of  Shares.
             --------------------

     (a) The shares of the Common Stock in a Participant's Deferred Stock Account with respect to any Stock Retainer for which a Deferral Election has been made (together with dividends attributable to such shares credited to such Deferred Stock Account) shall be delivered in accordance with this Paragraph 8 as soon as practicable after the applicable Delivery Date. Except with respect to a Deferral Election pursuant to Paragraph 6 hereof, or other agreement between the parties, such shares shall be delivered at one time; provided that, if the number of shares so delivered includes a fractional share, such number shall be rounded to the nearest whole number of shares. If the Participant has in effect a Deferral Election pursuant to Paragraph 6 hereof, then such shares shall be delivered in five equal annual installments (together with dividends attributable to such shares credited to such Deferred Stock Account), with the first such installment being delivered on the first anniversary of the Delivery Date; provided that, if in order to equalize such installments, fractional shares would have to be delivered, such installments shall be adjusted by rounding to the nearest whole share. If any such shares are to be delivered after the Participant has died or become legally incompetent, they shall be delivered to the Participant's estate or legal guardian, as the case may be, in accordance with the foregoing; provided that, if the Participant dies with a Deferral Election pursuant to Paragraph 6 hereof in effect, the Committee shall deliver all remaining undelivered shares to the Participant's estate immediately. References to a Participant in this Plan shall be deemed to refer to the Participant's estate or legal guardian, where appropriate.

     (b) The Company may, but shall not be required to, create a grantor trust or utilize an existing grantor trust (in either case, "Trust") to assist it in accumulating the shares of the Common Stock needed to fulfill its obligations under this Paragraph 8. However, Participants shall have no beneficial or other interest in the Trust and the assets thereof, and their rights under this Plan shall be as general creditors of the Company, unaffected by the existence or nonexistence of the Trust, except that deliveries of Stock Retainers to Participants from the Trust shall, to the extent thereof, be treated as satisfying the Company's obligations under this Paragraph 8.

     9.      Share  Certificates; Voting and Other Rights.  The certificates for
             --------------------------------------------
shares delivered to a Participant pursuant to Paragraph 8 above shall be issued in the name of the Participant, and from and after the date of such issuance the Participant shall be entitled to all rights of a stockholder with respect to the Common Stock for all such shares issued in his name, including the right to vote the shares, and the Participant shall receive all dividends and other distributions paid or made with respect thereto.

     10.     General  Restrictions.
             ---------------------

             (a) Notwithstanding any other provision of this Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of the Common Stock under this Plan prior to fulfillment of all of the following conditions:

                 (i) Listing or approval for listing upon official notice of issuance of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be a market for the Common Stock;

                 (ii) Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, upon the advice of counsel, deem necessary or advisable; and

                 (iii) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, after receiving the advice of counsel, determine to be necessary or advisable.

             (b) Nothing contained in this Plan shall prevent the Company from adopting other or additional compensation arrangements for the Participants.

     11.     Shares  Available.  Subject  to  Paragraph  12  below,  the maximum
             -----------------
number of shares of the Common Stock which may in the aggregate be paid as Stock Retainers pursuant to this Plan is 50,000,000. Shares of the Common Stock issuable under this Plan may be taken from treasury shares of the Company or purchased on the open market. In the event that any outstanding Stock Retainer under this Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Stock Retainer shall be available for issuance under the Marmion Industries Corp. Employee Stock Incentive Plan for the Year 2004 No. 3. The Compensation Committee of the Board shall have the authority, in its discretion, to increase the number of shares available for issuance under this Plan, while correspondingly decreasing the number of shares available for issuance under the Marmion Industries Corp. Employee Stock Incentive Plan for the Year 2004 No. 3.

     12.     Adjustments;  Change  of  Control.
             ---------------------------------

             (a) In the event that there is, at any time after the Board adopts this Plan, any change in corporate capitalization, such as a stock split, combination of shares, exchange of shares, warrants or rights offering to purchase the Common Stock at a price below its Fair Market Value, reclassification, or recapitalization, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, stock dividend, or other extraordinary distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company (each of the foregoing a "Transaction"), in each case other than any such Transaction which constitutes a Change of Control (as defined below),
(i) the Deferred Stock Accounts shall not be credited with the amount and kind of shares or other property which would have been received by a holder of the number of shares of the Common Stock held in such Deferred Stock Account had such shares of the Common Stock been outstanding as of the effectiveness of any such Transaction, (ii) the number and kind of shares or other property subject to this Plan shall also not be appropriately adjusted to reflect the effectiveness of any such Transaction, and (iii) the Committee will not adjust any other relevant provisions of this Plan to reflect any such transaction.

             (b) If the shares of the Common Stock credited to the Deferred Stock Accounts are converted pursuant to Paragraph 12(a) into another form of property, references in this Plan to the Common Stock shall be deemed, where appropriate, to refer to such other form of property, with such other modifications as may be required for this Plan to operate in accordance with its purposes. Without limiting the generality of the foregoing, references to delivery of certificates for shares of the Common Stock shall be deemed to refer to delivery of cash and the incidents of ownership of any other property held in the Deferred Stock Accounts.

             (c) In the event of a Change of Control, the following shall occur on the date of the Change of Control: (i) the shares of the Common Stock held in each Participant's Deferred Stock Account shall be deemed to be issued and outstanding as of the Change of Control; (ii) the Company shall forthwith deliver to each Participant who has a Deferred Stock Account all of the shares of the Common Stock or any other property held in such Participant's Deferred Stock Account; and (iii) this Plan shall be terminated.

             (d) For purposes of this Plan, Change of Control shall mean any of the following events:

                 (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 40 percent or more of either (1) the then outstanding shares of the Common Stock of the Company (the "Outstanding Company Common Stock"), or (2) the combined voting power of then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A), (B) and (C) of paragraph (iii) of this Paragraph 12(d) are satisfied; or

                 (ii) Individuals who, as of the date hereof, constitute the Board of the Company (as of the date hereof, "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                 (iii) Approval by the stockholders of the Company of a reorganization, merger, binding share exchange or consolidation, unless, following such reorganization, merger, binding share exchange or consolidation
(A) more than 60 percent of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, binding share exchange or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, binding share exchange or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger, binding share exchange or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger, binding share exchange or consolidation, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation or the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger, binding share exchange or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger, binding share exchange or consolidation; or

                 (iv) Approval by the stockholders of the Company of (1) a complete liquidation or dissolution of the Company, or (2) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 60 percent of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

     13.     Administration;  Amendment  and  Termination.
             --------------------------------------------

             (a) This Plan shall be administered by a committee consisting of two members who shall be the current directors of the Company or senior executive officers or other directors who are not Participants as may be designated by the Chief Executive Officer (the "Committee"), which shall have full authority to construe and interpret this Plan, to establish, amend and rescind rules and regulations relating to this Plan, and to take all such actions and make all such determinations in connection with this Plan as it may deem necessary or desirable.

             (b) The Board may from time to time make such amendments to this Plan, including to preserve or come within any exemption from liability under
Section 16(b) of the Exchange Act, as it may deem proper and in the best interest of the Company without further approval of the Company's stockholders, provided that, to the extent required under Nevada law or to qualify transactions under this Plan for exemption under Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be adopted without further approval of the Company's stockholders and, provided, further, that if and to the extent required for this Plan to comply with Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be made more than once in any six month period that would change the amount, price or timing of the grants of the Common Stock hereunder other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder. The Board may terminate this Plan at any time by a vote of a majority of the members thereof.

     14.     Restrictions  on  Transfer.  Each  Stock  Option granted under this
             --------------------------
Plan shall be transferable only by will or the laws of descent and distribution. No interest of any Employee under this Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Each Stock Option granted under this Plan shall be exercisable during an Employee's lifetime only by the Employee or by the Employee's legal representative.

     15.     Term  of  Plan.  No  shares  of  the  Common Stock shall be issued,
             --------------
unless and until the Directors of the Company have approved this Plan and all other legal requirements have been met. This Plan was adopted by the Board effective July 15, 2004, and shall expire on July 15, 2014.

     16.     Governing Law.  This Plan and all actions taken thereunder shall be
             -------------
governed  by, and construed in accordance with, the laws of the State of Nevada.

     17.     Information  to Shareholders.  The Company shall furnish to each of
             ----------------------------
its stockholders financial statements of the Company at least annually.

     18.     Miscellaneous.
             -------------

             (a) Nothing in this Plan shall be deemed to create any obligation on the part of the Board to nominate any Director for reelection by the Company's stockholders or to limit the rights of the stockholders to remove any Director.

             (b) The Company shall have the right to require, prior to the issuance or delivery of any shares of the Common Stock pursuant to this Plan, that a Participant make arrangements satisfactory to the Committee for the withholding of any taxes required by law to be withheld with respect to the issuance or delivery of such shares, including, without limitation, by the withholding of shares that would otherwise be so issued or delivered, by withholding from any other payment due to the Participant, or by a cash payment to the Company by the Participant.

     IN WITNESS WHEREOF, this Plan has been executed effective as of July 15, 2004.


                                          MARMION INDUSTRIES CORP.



                                          By  /s/  Wilbert H. Marmion
                                            ------------------------------------
                                            Wilbert H. Marmion, President

                            MARMION INDUSTRIES CORP.
              EMPLOYEE STOCK INCENTIVE PLAN FOR THE YEAR 2004 NO. 4

     1.   General  Provisions.
          -------------------

     1.1  Purpose.  This  Stock Incentive Plan (the "Plan") is intended to allow
          -------
designated officers and employees (all of whom are sometimes collectively referred to herein as the "Employees," or individually as the "Employee") of Marmion Industries Corp., a Nevada corporation (the "Company") and its Subsidiaries (as that term is defined below) which they may have from time to time (the Company and such Subsidiaries are referred to herein as the "Company") to receive certain options (the "Stock Options") to purchase common stock of the Company, par value $0.001 per share (the "Common Stock"), and to receive grants of the Common Stock subject to certain restrictions (the "Awards"). As used in this Plan, the term "Subsidiary" shall mean each corporation which is a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"). The purpose of this Plan is to provide the Employees, who make significant and extraordinary contributions to the long-term growth and performance of the Company, with equity-based compensation incentives, and to attract and retain the Employees.

     1.2  Administration.
          --------------

     1.2.1 The Plan shall be administered by the Compensation Committee (the "Committee") of, or appointed by, the Board of Directors of the Company (the "Board"). The Committee shall select one of its members as Chairman and shall act by vote of a majority of a quorum, or by unanimous written consent. A majority of its members shall constitute a quorum. The Committee shall be governed by the provisions of the Company's Bylaws and of Nevada law applicable to the Board, except as otherwise provided herein or determined by the Board.

     1.2.2 The Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan (a) to approve the Employees nominated by the management of the Company to be granted Awards or Stock Options; (b) to determine the number of Awards or Stock Options to be granted to an Employee; (c) to determine the time or times at which Awards or Stock Options shall be granted; to establish the terms and conditions upon which Awards or Stock Options may be exercised; (d) to remove or adjust any restrictions and conditions upon Awards or Stock Options; (e) to specify, at the time of grant, provisions relating to exercisability of Stock Options and to accelerate or otherwise modify the exercisability of any Stock Options; and (f) to adopt such rules and regulations and to make all other determinations deemed necessary or desirable for the administration of this Plan. All interpretations and constructions of this Plan by the Committee, and all of its actions hereunder, shall be binding and conclusive on all persons for all purposes.

     1.2.3 The Company hereby agrees to indemnify and hold harmless each Committee member and each Employee, and the estate and heirs of such Committee member or Employee, against all claims, liabilities, expenses, penalties, damages or other pecuniary losses, including legal fees, which such Committee member or Employee, his estate or heirs may suffer as a result of his responsibilities, obligations or duties in connection with this Plan, to the extent that insurance, if any, does not cover the payment of such items. No member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award or Stock Option granted pursuant to this Plan.

     1.3  Eligibility  and  Participation.  The  Employees  eligible  under this
          -------------------------------
Plan shall be approved by the Committee from those Employees who, in the opinion of the management of the Company, are in positions which enable them to make significant contributions to the long-term performance and growth of the Company. In selecting the Employees to whom Award or Stock Options may be granted, consideration shall be given to factors such as employment position, duties and responsibilities, ability, productivity, length of service, morale, interest in the Company and recommendations of supervisors.

     1.4  Shares  Subject  to  this  Plan.  The  maximum number of shares of the
          -------------------------------
Common Stock that may be issued pursuant to this Plan shall be 110,000,000 subject to the provisions of Paragraph 4.1. If shares of the Common Stock awarded or issued under this Plan are reacquired by the Company due to a forfeiture or for any other reason, such shares shall be cancelled and thereafter shall again be available for purposes of this Plan. If a Stock Option expires, terminates or is cancelled for any reason without having been exercised in full, the shares of the Common Stock not purchased thereunder shall again be available for purposes of this Plan. In the event that any outstanding Stock Option or Award under this Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Stock Option or Award shall be available for issuance under the Marmion Industries Corp. Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2004 No. 4. The Compensation Committee may, in its discretion, increase the number of shares available for issuance under this Plan, while correspondingly decreasing the number of shares available for issuance under Marmion Industries Corp. Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2004 No. 4.

     2.   Provisions  Relating  to  Stock  Options.
          ----------------------------------------

     2.1  Grants  of  Stock  Options.  The  Committee may grant Stock Options in
          ------------------------
such amounts, at such times, and to the Employees nominated by the management of the Company as the Committee, in its discretion, may determine. Stock Options granted under this Plan shall constitute "incentive stock options" within the meaning of Section 422 of the Code, if so designated by the Committee on the date of grant. The Committee shall also have the discretion to grant Stock Options which do not constitute incentive stock options, and any such Stock Options shall be designated non-statutory stock options by the Committee on the date of grant. The aggregate Fair Market Value (determined as of the time an incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by any Employee during any one calendar year (under all plans of the Company and any parent or subsidiary of the Company) may not exceed the maximum amount permitted under
Section 422 of the Code (currently, $100,000.00). Non-statutory stock options shall not be subject to the limitations relating to incentive stock options contained in the preceding sentence. Each Stock Option shall be evidenced by a written agreement (the "Option Agreement") in a form approved by the Committee, which shall be executed on behalf of the Company and by the Employee to whom the Stock Option is granted, and which shall be subject to the terms and conditions of this Plan. In the discretion of the Committee, Stock Options may include provisions (which need not be uniform), authorized by the Committee in its discretion, that accelerate an Employee's rights to exercise Stock Options following a "Change in Control," upon termination of the Employee's employment by the Company without "Cause" or by the Employee for "Good Reason," as such terms are defined in Paragraph 3.1 hereof. The holder of a Stock Option shall not be entitled to the privileges of stock ownership as to any shares of the Common Stock not actually issued to such holder.

     2.2  Purchase Price. The purchase price (the "Exercise Price") of shares of
          --------------
the Common Stock subject to each Stock Option (the "Option Shares") shall not be less than 85 percent of the Fair Market Value of the Common Stock on the date of the grant of the option. For an Employee holding greater than 10 percent of the total voting power of all stock of the Company, either Common or Preferred, the Exercise Price of an incentive stock option shall be at least 110 percent of the Fair Market Value of the Common Stock on the date of the grant of the option. As used herein, "Fair Market Value" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange
Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

     2.3  Option  Period. The Stock Option period (the "Term") shall commence on
          --------------
the date of grant of the Stock Option and shall be 10 years or such shorter period as is determined by the Committee. Each Stock Option shall provide that it is exercisable over its term in such periodic installments as the Committee may determine, subject to the provisions of Paragraph 2.4.1. Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") exempts persons normally subject to the reporting requirements of Section 16(a) of the Exchange

Act (the "Section 16 Reporting Persons") pursuant to a qualified employee stock option plan from the normal requirement of not selling until at least six months and one day from the date the Stock Option is granted.

     2.4  Exercise  of  Options.
          ---------------------

     2.4.1 Each Stock Option may be exercised in whole or in part (but not as to fractional shares) by delivering it for surrender or endorsement to the Company, attention of the Corporate Secretary, at the principal office of the Company, together with payment of the Exercise Price and an executed Notice and Agreement of Exercise in the form prescribed by Paragraph 2.4.2. Payment may be made (a) in cash, (b) by cashier's or certified check, (c) by surrender of previously owned shares of the Common Stock valued pursuant to Paragraph 2.2 (if the Committee authorizes payment in stock in its discretion), (d) by withholding from the Option Shares which would otherwise be issuable upon the exercise of the Stock Option that number of Option Shares equal to the exercise price of the Stock Option, if such withholding is authorized by the Committee in its discretion, or (e) in the discretion of the Committee, by the delivery to the Company of the optionee's promissory note secured by the Option Shares, bearing interest at a rate sufficient to prevent the imputation of interest under Sections 483 or 1274 of the Code, and having such other terms and conditions as may be satisfactory to the Committee. Subject to the provisions of this Paragraph 2.4 and Paragraph 2.5, the Employee has the right to exercise his or her Stock Options at the rate of at least 20 percent per year over five years from the date the Stock Option is granted.

     2.4.2 Exercise of each Stock Option is conditioned upon the agreement of the Employee to the terms and conditions of this Plan and of such Stock Option as evidenced by the Employee's execution and delivery of a Notice and Agreement of Exercise in a form to be determined by the Committee in its discretion. Such Notice and Agreement of Exercise shall set forth the agreement of the Employee that (a) no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended (the "Securities Act") or any other applicable federal or state securities laws, (b) each Option Share certificate may be imprinted with legends reflecting any applicable federal and state securities law restrictions and conditions, (c) the Company may comply with said securities law restrictions and issue "stop transfer" instructions to its Transfer Agent and Registrar without liability, (d) if the Employee is a Section 16 Reporting Person, the Employee will furnish to the Company a copy of each Form 4 or Form 5 filed by said Employee and will timely file all reports required under federal securities laws, and (e) the Employee will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

     2.4.3 No Stock Option shall be exercisable unless and until any applicable registration or qualification requirements of federal and state securities laws, and all other legal requirements, have been fully complied with. At no time shall the total number of securities issuable upon exercise of all outstanding options under this Plan, and the total number of securities provided for under any bonus or similar plan or agreement of the Company exceed a number of securities which is equal to 30 percent of the then outstanding securities of the Company, unless a percentage higher than 30 percent is approved by at least two-thirds of the outstanding securities entitled to vote. The Company will use reasonable efforts to maintain the effectiveness of a Registration Statement under the Securities Act for the issuance of Stock Options and shares acquired thereunder, but there may be times when no such Registration Statement will be currently effective. The exercise of Stock Options may be temporarily suspended without liability to the Company during times when no such Registration Statement is currently effective, or during times when, in the reasonable opinion of the Committee, such suspension is necessary to preclude violation of any requirements of applicable law or regulatory bodies having jurisdiction over the Company. If any Stock Option would expire for any reason except the end of its term during such a suspension, then if exercise of such Stock Option is duly tendered before its expiration, such Stock Option shall be exercisable and exercised (unless the attempted exercise is withdrawn) as of the first day after the end of such suspension. The Company shall have no obligation to file any Registration Statement covering resales of Option Shares.

     2.5  Continuous  Employment.  Except as provided in Paragraph 2.7 below, an
          ----------------------
Employee may not exercise a Stock Option unless from the date of grant to the date of exercise the Employee remains continuously in the employ of the Company. For purposes of this Paragraph 2.5, the period of continuous employment of an Employee with the Company shall be deemed to include (without extending the term of the Stock Option) any period during which the Employee is on leave of absence with the consent of the Company, provided that such leave of absence shall not exceed three months and that the Employee returns to the employ of the Company at the expiration of such leave of absence. If the Employee fails to return to the employ of the Company at the expiration of such leave of absence, the Employee's employment with the Company shall be deemed terminated as of the date such leave of absence commenced. The continuous employment of an Employee with the Company shall also be deemed to include any period during which the Employee is a member of the Armed Forces of the United States, provided that the Employee returns to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date the Employee first becomes entitled to a discharge from military service. If an Employee does not return to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date the Employee first becomes entitled to a discharge from military service, the Employee's employment with the Company shall be deemed to have terminated as of the date the Employee's military service ended.

     2.6  Restrictions  on  Transfer.  Each Stock Option granted under this Plan
          --------------------------
shall be transferable only by will or the laws of descent and distribution. No interest of any Employee under this Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Each Stock Option granted under this Plan shall be exercisable during an Employee's lifetime only by the Employee or by the Employee's legal representative.

     2.7  Termination  of  Employment.
          ---------------------------

     2.7.1 Upon an Employee's Retirement, Disability (both terms being defined below) or death, (a) all Stock Options to the extent then presently exercisable shall remain in full force and effect and may be exercised pursuant to the provisions thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter. Unless employment is terminated for cause, as defined by applicable law, the right to exercise in the event of termination of employment, to the extent that the optionee is entitled to exercise on the date the employment terminates as follows:

          (i) At least six months from the date of termination if termination was caused by death or disability.

          (ii) At least 30 days from the date of termination if termination was caused by other than death or disability.

     2.7.2 Upon the termination of the employment of an Employee for any reason other than those specifically set forth in Paragraph 2.7.1, (a) all Stock Options to the extent then presently exercisable by the Employee shall remain exercisable only for a period of 90 days after the date of such termination of employment (except that the 90 day period shall be extended to 12 months if the Employee shall die during such 90 day period), and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

     2.7.3  For  purposes  of  this  Plan:

          (a) "Retirement" shall mean an Employee's retirement from the employ of the Company on or after the date on which the Employee attains the age of 65 years; and

          (b) "Disability" shall mean total and permanent incapacity of an Employee, due to physical impairment or legally established mental incompetence, to perform the usual duties of the Employee's employment with the Company, which disability shall be determined (i) on medical evidence by a licensed physician designated by the Committee, or (ii) on evidence that the Employee has become entitled to receive primary benefits as a disabled employee under the Social Security Act in effect on the date of such disability.

     3.   Provisions  Relating  to  Awards.
          ---------------------------------

     3.1  Grant of Awards. Subject to the provisions of this Plan, the Committee
          ---------------
shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan, to (1) grant Awards pursuant to this Plan, (2) determine the number of shares of the Common Stock subject to each Award (the "Award Shares"), (3) determine the terms and conditions (which need not be identical) of each Award, including the consideration (if any) to be paid by the Employee for such Common Stock, which may, in the Committee's discretion, consist of the delivery of the Employee's promissory note meeting the requirements of Paragraph 2.4.1, (4) establish and modify performance criteria for Awards, and (5) make all of the determinations necessary or advisable with respect to Awards under this Plan. Each Award under this Plan shall consist of a grant of shares of the Common Stock subject to a restriction period (after which the restrictions shall lapse), which shall be a period commencing on the date the Award is granted and ending on such date as the Committee shall determine (the "Restriction Period"). The Committee may provide for the lapse of restrictions in installments, for acceleration of the lapse of restrictions upon the satisfaction of such performance or other criteria or upon the occurrence of such events as the Committee shall determine, and for the early expiration of the Restriction Period upon an Employee's death, Disability or Retirement as defined in Paragraph 2.7.3, or, following a Change of Control, upon termination of an Employee's employment by the Company without "Cause" or by the Employee for "Good Reason," as those terms are defined herein. For purposes of this Plan:

     "Change of Control" shall be deemed to occur (a) on the date the Company first has actual knowledge that any person (as such term is used in Sections
13(d) and 14(d)(2) of the Exchange Act) has become the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40 percent or more of the combined voting power of the Company's then outstanding securities, or (b) on the date the stockholders of the Company approve (i) a merger of the Company with or into any other corporation in which the Company is not the surviving corporation or in which the Company survives as a subsidiary of another corporation, (ii) a consolidation of the Company with any other corporation, or (iii) the sale or disposition of all or substantially all of the Company's assets or a plan of complete liquidation.

     "Cause," when used with reference to termination of the employment of an Employee by the Company for "Cause," shall mean:

               (a) The Employee's continuing willful and material breach of his duties to the Company after he receives a demand from the Chief Executive of the Company specifying the manner in which he has willfully and materially breached such duties, other than any such failure resulting from Disability of the Employee or his resignation for "Good Reason," as defined herein; or

               (b)  The  conviction  of  the  Employee  of  a  felony;  or

               (c) The Employee's commission of fraud in the course of his employment with the Company, such as embezzlement or other material and intentional violation of law against the Company; or

               (d) The Employee's gross misconduct causing material harm to the Company.

          "Good Reason" shall mean any one or more of the following, occurring following or in connection with a Change of Control and within 90 days prior to the Employee's resignation, unless the Employee shall have consented thereto in writing:

               (a) The assignment to the Employee of duties inconsistent with his executive status prior to the Change of Control or a substantive change in the officer or officers to whom he reports from the officer or officers to whom he reported immediately prior to the Change of Control; or

               (b) The elimination or reassignment of a majority of the duties and responsibilities that were assigned to the Employee immediately prior to the Change of Control; or

               (c) A reduction by the Company in the Employee's annual base salary as in effect immediately prior to the Change of Control; or

               (d) The Company requiring the Employee to be based anywhere outside a 35-mile radius from his place of employment immediately prior to the Change of Control, except for required travel on the Company's business to an extent substantially consistent with the Employee's business travel obligations immediately prior to the Change of Control; or

               (e) The failure of the Company to grant the Employee a performance bonus reasonably equivalent to the same percentage of salary the Employee normally received prior to the Change of Control, given comparable performance by the Company and the Employee; or

               (f) The failure of the Company to obtain a satisfactory Assumption Agreement (as defined in Paragraph 4.12 of this Plan) from a successor, or the failure of such successor to perform such Assumption Agreement.

     3.2  Incentive  Agreements.  Each  Award  granted  under this Plan shall be
          ---------------------
evidenced by a written agreement (an "Incentive Agreement") in a form approved by the Committee and executed by the Company and the Employee to whom the Award is granted. Each Incentive Agreement shall be subject to the terms and conditions of this Plan and other such terms and conditions as the Committee may specify.

     3.3  Amendment,  Modification and Waiver of Restrictions. The Committee may
          ---------------------------------------------------
modify or amend any Award under this Plan or waive any restrictions or conditions applicable to the Award; provided, however, that the Committee may not undertake any such modifications, amendments or waivers if the effect thereof materially increases the benefits to any Employee, or adversely affects the rights of any Employee without his consent.

     3.4  Terms  and Conditions of Awards. Upon receipt of an Award of shares of
          -------------------------------
the Common Stock under this Plan, even during the Restriction Period, an Employee shall be the holder of record of the shares and shall have all the rights of a stockholder with respect to such shares, subject to the terms and conditions of this Plan and the Award.

     3.4.1 Except as otherwise provided in this Paragraph 3.4, no shares of the Common Stock received pursuant to this Plan shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period applicable to such shares. Any purported disposition of such Common Stock in violation of this Paragraph 3.4 shall be null and void.

     3.4.2 If an Employee's employment with the Company terminates prior to the expiration of the Restriction Period for an Award, subject to any provisions of the Award with respect to the Employee's death, Disability or Retirement, or Change of Control, all shares of the Common Stock subject to the Award shall be immediately forfeited by the Employee and reacquired by the Company, and the Employee shall have no further rights with respect to the Award. In the discretion of the Committee, an Incentive Agreement may provide that, upon the forfeiture by an Employee of Award Shares, the Company shall repay to the Employee the consideration (if any) which the Employee paid for the Award Shares on the grant of the Award. In the discretion of the Committee, an Incentive Agreement may also provide that such repayment shall include an interest factor on such consideration from the date of the grant of the Award to the date of such repayment.

     3.4.3 The Committee may require under such terms and conditions as it deems appropriate or desirable that (a) the certificates for the Common Stock delivered under this Plan are to be held in custody by the Company or a person or institution designated by the Company until the Restriction Period expires,
(b) such certificates shall bear a legend referring to the restrictions on the Common Stock pursuant to this Plan, and (c) the Employee shall have delivered to the Company a stock power endorsed in blank relating to the Common Stock.

     4.   Miscellaneous  Provisions.
          -------------------------

     4.1  Adjustments  Upon  Change  in  Capitalization.
          ---------------------------------------------

     4.1.1 The number and class of shares subject to each outstanding Stock Option, the Exercise Price thereof (and the total price), the maximum number of Stock Options that may be granted under this Plan, the minimum number of shares as to which a Stock Option may be exercised at any one time, and the number and class of shares subject to each outstanding Award, shall not be proportionately adjusted in the event of any increase or decrease in the number of the issued shares of the Common Stock which results from a split-up or consolidation of shares, payment of a stock dividend or dividends exceeding a total of five percent for which the record dates occur in any one fiscal year, a recapitalization (other than the conversion of convertible securities according to their terms), a combination of shares or other like capital adjustment, so that (a) upon exercise of the Stock Option, the Employee shall receive the number and class of shares the Employee would have received prior to any such capital adjustment becoming effective, and (b) upon the lapse of restrictions of the Award Shares, the Employee shall receive the number and class of shares the Employee would have received prior to any such capital adjustment becoming effective.

     4.1.2 Upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation or in which the Company survives as a wholly-owned subsidiary of another corporation, or upon a sale of all or substantially all of the property of the Company to another corporation, or any dividend or distribution to stockholders of more than 10 percent of the Company's assets, adequate adjustment or other provisions shall be made by the Company or other party to such transaction so that there shall remain and/or be substituted for the Option Shares and Award Shares provided for herein, the shares, securities or assets which would have been issuable or payable in respect of or in exchange for such Option Shares and Award Shares then remaining, as if the Employee had been the owner of such shares as of the applicable date. Any securities so substituted shall be subject to similar successive adjustments.

     4.2  Withholding  Taxes.  The  Company  shall have the right at the time of
          ------------------
exercise of any Stock Option, the grant of an Award, or the lapse of restrictions on Award Shares, to make adequate provision for any federal, state, local or foreign taxes which it believes are or may be required by law to be withheld with respect to such exercise (the "Tax Liability"), to ensure the payment of any such Tax Liability. The Company may provide for the payment of any Tax Liability by any of the following means or a combination of such means, as determined by the Committee in its sole and absolute discretion in the particular case (1) by requiring the Employee to tender a cash payment to the Company, (2) by withholding from the Employee's salary, (3) by withholding from the Option Shares which would otherwise be issuable upon exercise of the Stock Option, or from the Award Shares on their grant or date of lapse of restrictions, that number of Option Shares or Award Shares having an aggregate Fair Market Value (determined in the manner prescribed by Paragraph 2.2) as of the date the withholding tax obligation arises in an amount which is equal to the Employee's Tax Liability or (4) by any other method deemed appropriate by the Committee. Satisfaction of the Tax Liability of a Section 16 Reporting Person may be made by the method of payment specified in clause (3) above only if the following two conditions are satisfied:

               (a) The withholding of Option Shares or Award Shares and the exercise of the related Stock Option occur at least six months and one day following the date of grant of such Stock Option or Award; and

               (b) The withholding of Option Shares or Award Shares is made either (i) pursuant to an irrevocable election (the "Withholding Election") made by the Employee at least six months in advance of the withholding of Options Shares or Award Shares, or (ii) on a day within a 10-day "window period" beginning on the third business day following the date of release of the Company's quarterly or annual summary statement of sales and earnings.

     Anything herein to the contrary notwithstanding, a Withholding Election may be disapproved by the Committee at any time.

     4.3  Relationship to Other Employee Benefit Plans. Stock Options and Awards
          --------------------------------------------
granted hereunder shall not be deemed to be salary or other compensation to any Employee for purposes of any pension, thrift, profit-sharing, stock purchase or any other employee benefit plan now maintained or hereafter adopted by the Company.

     4.4  Amendments  and  Termination.  The  Board of Directors may at any time
          ----------------------------
suspend, amend or terminate this Plan. No amendment, except as provided in Paragraph 3.3, or modification of this Plan may be adopted, except subject to stockholder approval, which would (1) materially increase the benefits accruing to the Employees under this Plan, (2) materially increase the number of securities which may be issued under this Plan (subject to Paragraph 4.1 hereof), or (3) materially modify the requirements as to eligibility for participation in this Plan.

     4.5  Successors in Interest. The provisions of this Plan and the actions of
          ----------------------
the Committee shall be binding upon all heirs, successors and assigns of the Company and of the Employees.

     4.6  Other  Documents.  All  documents  prepared,  executed or delivered in
          ----------------
connection with this Plan (including, without limitation, Option Agreements and Incentive Agreements) shall be, in substance and form, as established and modified by the Committee; provided, however, that all such documents shall be subject in every respect to the provisions of this Plan, and in the event of any conflict between the terms of any such document and this Plan, the provisions of this Plan shall prevail.

     4.7  Fairness  of  the  Repurchase  Price.  In  the  event that the Company
          ------------------------------------
repurchases securities upon termination of employment pursuant to this Plan, either: (a) the price will not be less than the fair market value of the securities to be repurchased on the date of termination of employment, and the right to repurchase will be exercised for cash or cancellation of purchase money indebtedness for the securities within 90 days of termination of the employment (or in the case of securities issued upon exercise of options after the date of termination, within 90 days after the date of the exercise), and the right terminates when the Company's securities become publicly traded, or (b) Company will repurchase securities at the original purchase price, provided that the right to repurchase at the original purchase price lapses at the rate of at least 20 percent of the securities per year over five years from the date the option is granted (without respect to the date the option was exercised or became exercisable) and the right to repurchase must be exercised for cash or cancellation of purchase money indebtedness for the securities within 90 days of termination of employment (or in case of securities issued upon exercise of options after the date of termination, within 90 days after the date of the exercise).

     4.8  No  Obligation  to Continue Employment. This Plan and the grants which
          --------------------------------------
might be made hereunder shall not impose any obligation on the Company to continue to employ any Employee. Moreover, no provision of this Plan or any document executed or delivered pursuant to this Plan shall be deemed modified in any way by any employment contract between an Employee (or other employee) and the Company.

     4.9  Misconduct of an Employee. Notwithstanding any other provision of this
          -------------------------
Plan, if an Employee commits fraud or dishonesty toward the Company or wrongfully uses or discloses any trade secret, confidential data or other information proprietary to the Company, or intentionally takes any other action which results in material harm to the Company, as determined by the Committee, in its sole and absolute discretion, the Employee shall forfeit all rights and benefits under this Plan.

     4.10 Term  of Plan. No Stock Option shall be exercisable, or Award granted,
          -------------
unless and until the Directors of the Company have approved this Plan and all other legal requirements have been met. This Plan was adopted by the Board effective September 30, 2004. No Stock Options or Awards may be granted under this Plan after September 30, 2014.

     4.11 Governing  Law.  This  Plan  and all actions taken thereunder shall be
          --------------
governed  by, and construed in accordance with, the laws of the State of Nevada.

     4.12 Assumption  Agreements.  The  Company  will  require  each  successor,
          ----------------------
(direct or indirect, whether by purchase, merger, consolidation or otherwise), to all or substantially all of the business or assets of the Company, prior to the consummation of each such transaction, to assume and agree to perform the terms and provisions remaining to be performed by the Company under each Incentive Agreement and Stock Option and to preserve the benefits to the Employees thereunder. Such assumption and agreement shall be set forth in a written agreement in form and substance satisfactory to the Committee (an "Assumption Agreement"), and shall include such adjustments, if any, in the application of the provisions of the Incentive Agreements and Stock Options and such additional provisions, if any, as the Committee shall require and approve, in order to preserve such benefits to the Employees. Without limiting the generality of the foregoing, the Committee may require an Assumption Agreement to include satisfactory undertakings by a successor:

               (a) To provide liquidity to the Employees at the end of the Restriction Period applicable to the Common Stock awarded to them under this Plan, or on the exercise of Stock Options;

               (b) If the succession occurs before the expiration of any period specified in the Incentive Agreements for satisfaction of performance criteria applicable to the Common Stock awarded thereunder, to refrain from interfering with the Company's ability to satisfy such performance criteria or to agree to modify such performance criteria and/or waive any criteria that cannot be satisfied as a result of the succession;

               (c) To require any future successor to enter into an Assumption Agreement; and

               (d) To take or refrain from taking such other actions as the Committee may require and approve, in its discretion.

     4.13 Compliance  with Rule 16b-3. Transactions under this Plan are intended
          ---------------------------
to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent that any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     4.14 Information  to Shareholders. The Company shall furnish to each of its
          ----------------------------
stockholders  financial  statements  of  the  Company  at  least  annually.

     IN WITNESS WHEREOF, this Plan has been executed effective as of September 30, 2004.

                                                 MARMION INDUSTRIES CORP



                                                 By /s/ Wilbert H. Marmion
                                                   -----------------------------
                                                   Wilbert H. Marmion, President

                            MARMION INDUSTRIES CORP.
       NON-EMPLOYEE DIRECTORS AND CONSULTANTS RETAINER STOCK PLAN FOR THE
                                YEAR 2004 NO. 4


     1.   Introduction.  This  Plan  shall  be  known as the "Marmion Industries
          ------------
Corp. Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2004 No. 4," and is hereinafter referred to as the "Plan." The purposes of this Plan are to enable Marmion Industries Corp., a Nevada corporation (the "Company"), to promote the interests of the Company and its stockholders by attracting and retaining non-employee Directors and Consultants capable of furthering the future success of the Company and by aligning their economic interests more closely with those of the Company's stockholders, by paying their retainer or fees in the form of shares of the Company's common stock, par value $0.001 per share (the "Common Stock").

     2.   Definitions.  The  following  terms  shall have the meanings set forth
          -----------
below:

     "Board"  means  the  Board  of  Directors  of  the  Company.

     "Change  of  Control"  has the meaning set forth in Paragraph 12(d) hereof.

     "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder. References to any provision of the Code or rule or regulation thereunder shall be deemed to include any amended or successor provision, rule or regulation.

     "Committee" means the committee that administers this Plan, as more fully defined in Paragraph 13 hereof.

     "Common  Stock"  has  the  meaning  set  forth  in  Paragraph  1  hereof.

     "Company"  has  the  meaning  set  forth  in  Paragraph  1  hereof.

     "Consultants" means Company's consultants and advisors only if: (i) they are natural persons; (ii) they provide bona fide services to the Company; and
(iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities.

     "Deferral  Election"  has  the  meaning  set  forth  in Paragraph 6 hereof.

     "Deferred Stock Account" means a bookkeeping account maintained by the Company for a Participant representing the Participant's interest in the shares credited to such Deferred Stock Account pursuant to Paragraph 7 hereof.

     "Delivery  Date"  has  the  meaning  set  forth  in  Paragraph  6  hereof.

     "Director" means an individual who is a member of the Board of Directors of the Company.

     "Dividend Equivalent" for a given dividend or other distribution means a number of shares of the Common Stock having a Fair Market Value, as of the record date for such dividend or distribution, equal to the amount of cash, plus the Fair Market Value on the date of distribution of any property, that is distributed with respect to one share of the Common Stock pursuant to such dividend or distribution; such Fair Market Value to be determined by the Committee in good faith.

     "Effective  Date"  has  the  meaning  set  forth  in  Paragraph  3  hereof.

     "Exchange  Act"  has  the  meaning  set  forth  in  Paragraph 12(d) hereof.

     "Fair Market Value" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

     "Participant"  has  the  meaning  set  forth  in  Paragraph  4  hereof.

     "Payment Time" means the time when a Stock Retainer is payable to a Participant pursuant to Paragraph 5 hereof (without regard to the effect of any Deferral Election).

     "Stock  Retainer"  has  the  meaning  set  forth  in  Paragraph  5  hereof.

     "Third  Anniversary"  has  the  meaning  set  forth  in Paragraph 6 hereof.

     3.   Effective  Date  of  the  Plan.  This  Plan  was  adopted by the Board
          ------------------------------
effective  September  30,  2004  (the  "Effective  Date").

     4.   Eligibility.  Each  individual  who is a Director or Consultant on the
          -----------
Effective Date and each individual who becomes a Director or Consultant thereafter during the term of this Plan, shall be a participant (the "Participant") in this Plan, in each case during such period as such individual remains a Director or Consultant and is not an employee of the Company or any of its subsidiaries. Each credit of shares of the Common Stock pursuant to this Plan shall be evidenced by a written agreement duly executed and delivered by or on behalf of the Company and a Participant, if such an agreement is required by the Company to assure compliance with all applicable laws and regulations.

     5.   Grants  of  Shares.  Commencing  on  the Effective Date, the amount of
          ------------------
compensation for service to directors or consultants shall be payable in shares of the Common Stock (the "Stock Retainer") pursuant to this Plan. The deemed issuance price of shares of the Common Stock subject to each Stock Retainer shall not be less than 85 percent of the Fair Market Value of the Common Stock on the date of the grant. In the case of any person who owns securities possessing more than ten percent of the combined voting power of all classes of securities of the issuer or its parent or subsidiaries possessing voting power, the deemed issuance price of shares of the Common Stock subject to each Stock Retainer shall be at least 100 percent of the Fair Market Value of the Common Stock on the date of the grant.

     6.   Deferral  Option. From and after the Effective Date, a Participant may
          ----------------
make an election (a "Deferral Election") on an annual basis to defer delivery of the Stock Retainer specifying which one of the following ways the Stock Retainer is to be delivered (a) on the date which is three years after the Effective Date for which it was originally payable (the "Third Anniversary"), (b) on the date upon which the Participant ceases to be a Director or Consultant for any reason (the "Departure Date") or (c) in five equal annual installments commencing on the Departure Date (the "Third Anniversary" and "Departure Date" each being referred to herein as a "Delivery Date"). Such Deferral Election shall remain in effect for each Subsequent Year unless changed, provided that, any Deferral Election with respect to a particular Year may not be changed less than six months prior to the beginning of such Year, and provided, further, that no more than one Deferral Election or change thereof may be made in any Year.

     Any Deferral Election and any change or revocation thereof shall be made by delivering written notice thereof to the Committee no later than six months prior to the beginning of the Year in which it is to be effected; provided that, with respect to the Year beginning on the Effective Date, any Deferral Election or revocation thereof must be delivered no later than the close of business on the 30th day after the Effective Date.

     7.   Deferred  Stock  Accounts. The Company shall maintain a Deferred Stock
          -------------------------
Account for each Participant who makes a Deferral Election to which shall be credited, as of the applicable Payment Time, the number of shares of the Common Stock payable pursuant to the Stock Retainer to which the Deferral Election relates. So long as any amounts in such Deferred Stock Account have not been delivered to the Participant under Paragraph 8 hereof, each Deferred Stock Account shall be credited as of the payment date for any dividend paid or other distribution made with respect to the Common Stock, with a number of shares of the Common Stock equal to (a) the number of shares of the Common Stock shown in such Deferred Stock Account on the record date for such dividend or distribution multiplied by (b) the Dividend Equivalent for such dividend or distribution.

     8.   Delivery  of  Shares.
          --------------------

     (a) The shares of the Common Stock in a Participant's Deferred Stock Account with respect to any Stock Retainer for which a Deferral Election has been made (together with dividends attributable to such shares credited to such Deferred Stock Account) shall be delivered in accordance with this Paragraph 8 as soon as practicable after the applicable Delivery Date. Except with respect to a Deferral Election pursuant to Paragraph 6 hereof, or other agreement between the parties, such shares shall be delivered at one time; provided that, if the number of shares so delivered includes a fractional share, such number shall be rounded to the nearest whole number of shares. If the Participant has in effect a Deferral Election pursuant to Paragraph 6 hereof, then such shares shall be delivered in five equal annual installments (together with dividends attributable to such shares credited to such Deferred Stock Account), with the first such installment being delivered on the first anniversary of the Delivery Date; provided that, if in order to equalize such installments, fractional shares would have to be delivered, such installments shall be adjusted by rounding to the nearest whole share. If any such shares are to be delivered after the Participant has died or become legally incompetent, they shall be delivered to the Participant's estate or legal guardian, as the case may be, in accordance with the foregoing; provided that, if the Participant dies with a Deferral Election pursuant to Paragraph 6 hereof in effect, the Committee shall deliver all remaining undelivered shares to the Participant's estate immediately. References to a Participant in this Plan shall be deemed to refer to the Participant's estate or legal guardian, where appropriate.

     (b) The Company may, but shall not be required to, create a grantor trust or utilize an existing grantor trust (in either case, "Trust") to assist it in accumulating the shares of the Common Stock needed to fulfill its obligations under this Paragraph 8. However, Participants shall have no beneficial or other interest in the Trust and the assets thereof, and their rights under this Plan shall be as general creditors of the Company, unaffected by the existence or nonexistence of the Trust, except that deliveries of Stock Retainers to Participants from the Trust shall, to the extent thereof, be treated as satisfying the Company's obligations under this Paragraph 8.

     9.   Share  Certificates;  Voting  and  Other  Rights. The certificates for
          ------------------------------------------------
shares delivered to a Participant pursuant to Paragraph 8 above shall be issued in the name of the Participant, and from and after the date of such issuance the Participant shall be entitled to all rights of a stockholder with respect to the Common Stock for all such shares issued in his name, including the right to vote the shares, and the Participant shall receive all dividends and other distributions paid or made with respect thereto.

     10.  General  Restrictions.
          ---------------------

          (a) Notwithstanding any other provision of this Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of the Common Stock under this Plan prior to fulfillment of all of the following conditions:

               (i) Listing or approval for listing upon official notice of issuance of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be a market for the Common Stock;

               (ii) Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, upon the advice of counsel, deem necessary or advisable; and

               (iii) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, after receiving the advice of counsel, determine to be necessary or advisable.

          (b) Nothing contained in this Plan shall prevent the Company from adopting other or additional compensation arrangements for the Participants.

     11.  Shares  Available.  The  maximum  number of shares of the Common Stock
          -----------------
which may in the aggregate be paid as Stock Retainers pursuant to this Plan is 30,000,000. Shares of the Common Stock issuable under this Plan may be taken from treasury shares of the Company or purchased on the open market. In the event that any outstanding Stock Retainer under this Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Stock Retainer shall be available for issuance under the Marmion Industries Corp. Employee Stock Incentive Plan for the Year 2004 No. 4. The Compensation Committee may, in its discretion, increase the number of shares available for issuance under this Plan, while correspondingly decreasing the number of shares available for issuance under Marmion Industries Corp. Employee Stock Incentive Plan for the Year 2004 No. 4.

     12.  Adjustments;  Change  of  Control.
          ---------------------------------

          (a) In the event that there is, at any time after the Board adopts this Plan, any change in corporate capitalization, such as a stock split, combination of shares, exchange of shares, warrants or rights offering to purchase the Common Stock at a price below its Fair Market Value, reclassification, or recapitalization, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, stock dividend, or other extraordinary distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company (each of the foregoing a "Transaction"), in each case other than any such Transaction which constitutes a Change of Control (as defined below),
(i) the Deferred Stock Accounts shall not be credited with the amount and kind of shares or other property which would have been received by a holder of the number of shares of the Common Stock held in such Deferred Stock Account had such shares of the Common Stock been outstanding as of the effectiveness of any such Transaction, (ii) the number and kind of shares or other property subject to this Plan shall also not be appropriately adjusted to reflect the effectiveness of any such Transaction, and (iii) the Committee will not adjust any other relevant provisions of this Plan to reflect any such transaction.

          (b) If the shares of the Common Stock credited to the Deferred Stock Accounts are converted pursuant to Paragraph 12(a) into another form of property, references in this Plan to the Common Stock shall be deemed, where appropriate, to refer to such other form of property, with such other modifications as may be required for this Plan to operate in accordance with its purposes. Without limiting the generality of the foregoing, references to delivery of certificates for shares of the Common Stock shall be deemed to refer to delivery of cash and the incidents of ownership of any other property held in the Deferred Stock Accounts.

          (c) In the event of a Change of Control, the following shall occur on the date of the Change of Control (i) the shares of the Common Stock held in each Participant's Deferred Stock Account shall be deemed to be issued and outstanding as of the Change of Control; (ii) the Company shall forthwith deliver to each Participant who has a Deferred Stock Account all of the shares of the Common Stock or any other property held in such Participant's Deferred Stock Account; and (iii) this Plan shall be terminated.

          (d) For purposes of this Plan, Change of Control shall mean any of the following events:

               (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 40 percent or more of either (1) the then outstanding shares of the Common Stock of the Company (the "Outstanding Company Common Stock"), or (2) the combined voting power of then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A), (B) and (C) of paragraph (iii) of this Paragraph 12(d) are satisfied; or

               (ii) Individuals who, as of the date hereof, constitute the Board of the Company (as of the date hereof, "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

               (iii) Approval by the stockholders of the Company of a reorganization, merger, binding share exchange or consolidation, unless, following such reorganization, merger, binding share exchange or consolidation
(A) more than 60 percent of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, binding share exchange or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, binding share exchange or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger, binding share exchange or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger, binding share exchange or consolidation, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation or the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger, binding share exchange or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger, binding share exchange or consolidation; or

               (iv) Approval by the stockholders of the Company of (1) a complete liquidation or dissolution of the Company, or (2) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 60 percent of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and
(C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

     13.  Administration;  Amendment  and  Termination.
          --------------------------------------------

          (a) This Plan shall be administered by a committee consisting of two members who shall be the current directors of the Company or senior executive officers or other directors who are not Participants as may be designated by the Chief Executive Officer (the "Committee"), which shall have full authority to construe and interpret this Plan, to establish, amend and rescind rules and regulations relating to this Plan, and to take all such actions and make all such determinations in connection with this Plan as it may deem necessary or desirable.

          (b) The Board may from time to time make such amendments to this Plan, including to preserve or come within any exemption from liability under
Section 16(b) of the Exchange Act, as it may deem proper and in the best interest of the Company without further approval of the Company's stockholders, provided that, to the extent required under Nevada law or to qualify transactions under this Plan for exemption under Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be adopted without further approval of the Company's stockholders and, provided, further, that if and to the extent required for this Plan to comply with Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be made more than once in any six month period that would change the amount, price or timing of the grants of the Common Stock hereunder other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder. The Board may terminate this Plan at any time by a vote of a majority of the members thereof.

     14.  Restrictions  on  Transfer.  Each Stock Option granted under this Plan
          --------------------------
shall be transferable only by will or the laws of descent and distribution. No interest of any Employee under this Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Each Stock Option granted under this Plan shall be exercisable during an Employee's lifetime only by the Employee or by the Employee's legal representative.

     15.  Term  of  Plan.  No shares of the Common Stock shall be issued, unless
          --------------
and until the Directors of the Company have approved this Plan and all other legal requirements have been met. This Plan was adopted by the Board effective September 30, 2004, and shall expire on September 30, 2014.

     16.  Governing  Law.  This  Plan  and all actions taken thereunder shall be
          --------------
governed  by, and construed in accordance with, the laws of the State of Nevada.

     17.  Information  to Shareholders. The Company shall furnish to each of its
          ----------------------------
stockholders  financial  statements  of  the  Company  at  least  annually.

     18.  Miscellaneous.
          -------------

          (a) Nothing in this Plan shall be deemed to create any obligation on the part of the Board to nominate any Director for reelection by the Company's stockholders or to limit the rights of the stockholders to remove any Director.

          (b) The Company shall have the right to require, prior to the issuance or delivery of any shares of the Common Stock pursuant to this Plan, that a Participant make arrangements satisfactory to the Committee for the withholding of any taxes required by law to be withheld with respect to the issuance or delivery of such shares, including, without limitation, by the withholding of shares that would otherwise be so issued or delivered, by withholding from any other payment due to the Participant, or by a cash payment to the Company by the Participant.

     IN WITNESS WHEREOF, this Plan has been executed effective as of September 30, 2004.

                                               MARMION INDUSTRIES CORP.



                                               By  /s/ Wilbert H. Marmion
                                                  ------------------------------
                                                  Wilbert H. Marmion, President

                            MARMION INDUSTRIES CORP.
              EMPLOYEE STOCK INCENTIVE PLAN FOR THE YEAR 2004 NO. 5


     1.     General  Provisions.
            -------------------

     1.1     Purpose.  This  Stock  Incentive  Plan  (the "Plan") is intended to
             -------
allow designated officers and employees (all of whom are sometimes collectively referred to herein as the "Employees," or individually as the "Employee") of Marmion Industries Corp., a Nevada corporation (the "Company") and its Subsidiaries (as that term is defined below) which they may have from time to time (the Company and such Subsidiaries are referred to herein as the "Company") to receive certain options (the "Stock Options") to purchase common stock of the Company, par value $0.001 per share (the "Common Stock"), and to receive grants of the Common Stock subject to certain restrictions (the "Awards"). As used in this Plan, the term "Subsidiary" shall mean each corporation which is a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"). The purpose of this Plan is to provide the Employees, who make significant and extraordinary contributions to the long-term growth and performance of the Company, with equity-based compensation incentives, and to attract and retain the Employees.

     1.2     Administration.
             --------------

     1.2.1 The Plan shall be administered by the Compensation Committee (the "Committee") of, or appointed by, the Board of Directors of the Company (the "Board"). The Committee shall select one of its members as Chairman and shall act by vote of a majority of a quorum, or by unanimous written consent. A majority of its members shall constitute a quorum. The Committee shall be governed by the provisions of the Company's Bylaws and of Nevada law applicable to the Board, except as otherwise provided herein or determined by the Board.

     1.2.2 The Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan (a) to approve the Employees nominated by the management of the Company to be granted Awards or Stock Options; (b) to determine the number of Awards or Stock Options to be granted to an Employee; (c) to determine the time or times at which Awards or Stock Options shall be granted; to establish the terms and conditions upon which Awards or Stock Options may be exercised; (d) to remove or adjust any restrictions and conditions upon Awards or Stock Options; (e) to specify, at the time of grant, provisions relating to exercisability of Stock Options and to accelerate or otherwise modify the exercisability of any Stock Options; and (f) to adopt such rules and regulations and to make all other determinations deemed necessary or desirable for the administration of this Plan. All interpretations and constructions of this Plan by the Committee, and all of its actions hereunder, shall be binding and conclusive on all persons for all purposes.

     1.2.3 The Company hereby agrees to indemnify and hold harmless each Committee member and each Employee, and the estate and heirs of such Committee member or Employee, against all claims, liabilities, expenses, penalties, damages or other pecuniary losses, including legal fees, which such Committee member or Employee, his estate or heirs may suffer as a result of his responsibilities, obligations or duties in connection with this Plan, to the extent that insurance, if any, does not cover the payment of such items. No member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award or Stock Option granted pursuant to this Plan.

     1.3     Eligibility  and  Participation.  The Employees eligible under this
             -------------------------------
Plan shall be approved by the Committee from those Employees who, in the opinion of the management of the Company, are in positions which enable them to make significant contributions to the long-term performance and growth of the Company. In selecting the Employees to whom Award or Stock Options may be granted, consideration shall be given to factors such as employment position, duties and responsibilities, ability, productivity, length of service, morale, interest in the Company and recommendations of supervisors.

     1.4     Shares Subject to this Plan. The maximum number of shares of the
             ---------------------------
Common Stock that may be issued pursuant to this Plan shall be 400,000,000 subject to the provisions of Paragraph 4.1. If shares of the Common Stock awarded or issued under this Plan are reacquired by the Company due to a forfeiture or for any other reason, such shares shall be cancelled and thereafter shall again be available for purposes of this Plan. If a Stock Option expires, terminates or is cancelled for any reason without having been exercised in full, the shares of the Common Stock not purchased thereunder shall again be available for purposes of this Plan. In the event that any outstanding Stock Option or Award under this Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Stock Option or Award shall be available for issuance under the Marmion Industries Corp. Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2004 No. 5. The Compensation Committee may, in its discretion, increase the number of shares available for issuance under this Plan, while correspondingly decreasing the number of shares available for issuance under Marmion Industries Corp. Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2004 No. 5.

     2.     Provisions  Relating  to  Stock  Options.
            ----------------------------------------

     2.1    Grants  of Stock Options.  The Committee may grant Stock Options in
            ------------------------
such amounts, at such times, and to the Employees nominated by the management of the Company as the Committee, in its discretion, may determine. Stock Options granted under this Plan shall constitute "incentive stock options" within the meaning of Section 422 of the Code, if so designated by the Committee on the date of grant. The Committee shall also have the discretion to grant Stock Options which do not constitute incentive stock options, and any such Stock Options shall be designated non-statutory stock options by the Committee on the date of grant. The aggregate Fair Market Value (determined as of the time an incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by any Employee during any one calendar year (under all plans of the Company and any parent or subsidiary of the Company) may not exceed the maximum amount permitted under
Section 422 of the Code (currently, $100,000.00). Non-statutory stock options shall not be subject to the limitations relating to incentive stock options contained in the preceding sentence. Each Stock Option shall be evidenced by a written agreement (the "Option Agreement") in a form approved by the Committee, which shall be executed on behalf of the Company and by the Employee to whom the Stock Option is granted, and which shall be subject to the terms and conditions of this Plan. In the discretion of the Committee, Stock Options may include provisions (which need not be uniform), authorized by the Committee in its discretion, that accelerate an Employee's rights to exercise Stock Options following a "Change in Control," upon termination of the Employee's employment by the Company without "Cause" or by the Employee for "Good Reason," as such terms are defined in Paragraph 3.1 hereof. The holder of a Stock Option shall not be entitled to the privileges of stock ownership as to any shares of the Common Stock not actually issued to such holder.

     2.2    Purchase Price. The purchase price (the "Exercise Price") of shares
            ---------------
of the Common Stock subject to each Stock Option (the "Option Shares") shall not be less than 85 percent of the Fair Market Value of the Common Stock on the date of the grant of the option. For an Employee holding greater than 10 percent of the total voting power of all stock of the Company, either Common or Preferred, the Exercise Price of an incentive stock option shall be at least 110 percent of the Fair Market Value of the Common Stock on the date of the grant of the option. As used herein, "Fair Market Value" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

     2.3     Option Period.  The Stock Option period (the "Term") shall commence
             -------------
on the date of grant of the Stock Option and shall be 10 years or such shorter period as is determined by the Committee. Each Stock Option shall provide that it is exercisable over its term in such periodic installments as the Committee may determine, subject to the provisions of Paragraph 2.4.1. Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") exempts persons normally subject to the reporting requirements of Section 16(a) of the Exchange Act

(the "Section 16 Reporting Persons") pursuant to a qualified employee stock option plan from the normal requirement of not selling until at least six months and one day from the date the Stock Option is granted.

     2.4     Exercise  of  Options.
             ---------------------

     2.4.1 Each Stock Option may be exercised in whole or in part (but not as to fractional shares) by delivering it for surrender or endorsement to the Company, attention of the Corporate Secretary, at the principal office of the Company, together with payment of the Exercise Price and an executed Notice and Agreement of Exercise in the form prescribed by Paragraph 2.4.2. Payment may be made (a) in cash, (b) by cashier's or certified check, (c) by surrender of previously owned shares of the Common Stock valued pursuant to Paragraph 2.2 (if the Committee authorizes payment in stock in its discretion), (d) by withholding from the Option Shares which would otherwise be issuable upon the exercise of the Stock Option that number of Option Shares equal to the exercise price of the Stock Option, if such withholding is authorized by the Committee in its discretion, or (e) in the discretion of the Committee, by the delivery to the Company of the optionee's promissory note secured by the Option Shares, bearing interest at a rate sufficient to prevent the imputation of interest under Sections 483 or 1274 of the Code, and having such other terms and conditions as may be satisfactory to the Committee. Subject to the provisions of this Paragraph 2.4 and Paragraph 2.5, the Employee has the right to exercise his or her Stock Options at the rate of at least 20 percent per year over five years from the date the Stock Option is granted.

     2.4.2 Exercise of each Stock Option is conditioned upon the agreement of the Employee to the terms and conditions of this Plan and of such Stock Option as evidenced by the Employee's execution and delivery of a Notice and Agreement of Exercise in a form to be determined by the Committee in its discretion. Such Notice and Agreement of Exercise shall set forth the agreement of the Employee that (a) no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended (the "Securities Act") or any other applicable federal or state securities laws, (b) each Option Share certificate may be imprinted with legends reflecting any applicable federal and state securities law restrictions and conditions, (c) the Company may comply with said securities law restrictions and issue "stop transfer" instructions to its Transfer Agent and Registrar without liability, (d) if the Employee is a
Section 16 Reporting Person, the Employee will furnish to the Company a copy of each Form 4 or Form 5 filed by said Employee and will timely file all reports required under federal securities laws, and (e) the Employee will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

     2.4.3 No Stock Option shall be exercisable unless and until any applicable registration or qualification requirements of federal and state securities laws, and all other legal requirements, have been fully complied with. At no time shall the total number of securities issuable upon exercise of all outstanding options under this Plan, and the total number of securities provided for under any bonus or similar plan or agreement of the Company exceed a number of securities which is equal to 30 percent of the then outstanding securities of the Company, unless a percentage higher than 30 percent is approved by at least two-thirds of the outstanding securities entitled to vote. The Company will use reasonable efforts to maintain the effectiveness of a Registration Statement under the Securities Act for the issuance of Stock
Options and shares acquired thereunder, but there may be times when no such Registration Statement will be currently effective. The exercise of Stock
Options may be temporarily suspended without liability to the Company during times when no such Registration Statement is currently effective, or during times when, in the reasonable opinion of the Committee, such suspension is necessary to preclude violation of any requirements of applicable law or regulatory bodies having jurisdiction over the Company. If any Stock Option would expire for any reason except the end of its term during such a suspension, then if exercise of such Stock Option is duly tendered before its expiration, such Stock Option shall be exercisable and exercised (unless the attempted exercise is withdrawn) as of the first day after the end of such suspension. The Company shall have no obligation to file any Registration Statement covering resales of Option Shares.

     2.5     Continuous  Employment.  Except as provided in Paragraph 2.7 below,
             ----------------------
an Employee may not exercise a Stock Option unless from the date of grant to the date of exercise the Employee remains continuously in the employ of the Company. For purposes of this Paragraph 2.5, the period of continuous employment of an Employee with the Company shall be deemed to include (without extending the term of the Stock Option) any period during which the Employee is on leave of absence with the consent of the Company, provided that such leave of absence shall not exceed three months and that the Employee returns to the employ of the Company at the expiration of such leave of absence. If the Employee fails to return to the employ of the Company at the expiration of such leave of absence, the Employee's employment with the Company shall be deemed terminated as of the date such leave of absence commenced. The continuous employment of an Employee with the Company shall also be deemed to include any period during which the Employee is a member of the Armed Forces of the United States, provided that the Employee returns to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date the Employee first becomes entitled to a discharge from military service. If an Employee does not return to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date the Employee first becomes entitled to a discharge from military service, the Employee's employment with the Company shall be deemed to have terminated as of the date the Employee's military service ended.

     2.6     Restrictions  on  Transfer.  Each  Stock  Option granted under this
             --------------------------
Plan shall be transferable only by will or the laws of descent and distribution. No interest of any Employee under this Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Each Stock Option granted under this Plan shall be exercisable during an Employee's lifetime only by the Employee or by the Employee's legal representative.

     2.7     Termination  of  Employment.
             ---------------------------

     2.7.1 Upon an Employee's Retirement, Disability (both terms being defined below) or death, (a) all Stock Options to the extent then presently exercisable shall remain in full force and effect and may be exercised pursuant to the provisions thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter. Unless employment is terminated for cause, as defined by applicable law, the right to exercise in the event of termination of employment, to the extent that the optionee is entitled to exercise on the date the employment terminates as follows:

          (i) At least six months from the date of termination if termination was caused by death or disability.

          (ii) At least 30 days from the date of termination if termination was caused by other than death or disability.

     2.7.2 Upon the termination of the employment of an Employee for any reason other than those specifically set forth in Paragraph 2.7.1, (a) all Stock Options to the extent then presently exercisable by the Employee shall remain exercisable only for a period of 90 days after the date of such termination of employment (except that the 90 day period shall be extended to 12 months if the Employee shall die during such 90 day period), and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

     2.7.3     For  purposes  of  this  Plan:

          (a) "Retirement" shall mean an Employee's retirement from the employ of the Company on or after the date on which the Employee attains the age of 65 years; and

          (b) "Disability" shall mean total and permanent incapacity of an Employee, due to physical impairment or legally established mental incompetence, to perform the usual duties of the Employee's employment with the Company, which disability shall be determined (i) on medical evidence by a licensed physician designated by the Committee, or (ii) on evidence that the Employee has become entitled to receive primary benefits as a disabled employee under the Social Security Act in effect on the date of such disability.

     3.     Provisions  Relating  to  Awards.
            --------------------------------

     3.1    Grant  of  Awards.  Subject  to  the  provisions  of this Plan, the
            -----------------
Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan, to (1) grant Awards pursuant to this Plan, (2) determine the number of shares of the Common Stock subject to each Award (the "Award Shares"), (3) determine the terms and conditions (which need not be identical) of each Award, including the consideration (if any) to be paid by the Employee for such Common Stock, which may, in the Committee's discretion, consist of the delivery of the Employee's promissory note meeting the requirements of Paragraph 2.4.1, (4) establish and modify performance criteria for Awards, and (5) make all of the determinations necessary or advisable with respect to Awards under this Plan. Each Award under this Plan shall consist of a grant of shares of the Common Stock subject to a restriction period (after which the restrictions shall lapse), which shall be a period commencing on the date the Award is granted and ending on such date as the Committee shall determine (the "Restriction Period"). The Committee may provide for the lapse of restrictions in installments, for acceleration of the lapse of restrictions upon the satisfaction of such performance or other criteria or upon the occurrence of such events as the Committee shall determine, and for the early expiration of the Restriction Period upon an Employee's death, Disability or Retirement as defined in Paragraph 2.7.3, or, following a Change of Control, upon termination of an Employee's employment by the Company without "Cause" or by the Employee for "Good Reason," as those terms are defined herein. For purposes of this Plan:

     "Change of Control" shall be deemed to occur (a) on the date the Company first has actual knowledge that any person (as such term is used in Sections
13(d) and 14(d)(2) of the Exchange Act) has become the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40 percent or more of the combined voting power of the Company's then outstanding securities, or (b) on the date the stockholders of the Company approve (i) a merger of the Company with or into any other corporation in which the Company is not the surviving corporation or in which the Company survives as a subsidiary of another corporation, (ii) a consolidation of the Company with any other corporation, or (iii) the sale or disposition of all or substantially all of the Company's assets or a plan of complete liquidation.

     "Cause," when used with reference to termination of the employment of an Employee by the Company for "Cause," shall mean:

               (a) The Employee's continuing willful and material breach of his duties to the Company after he receives a demand from the Chief Executive of the Company specifying the manner in which he has willfully and materially breached such duties, other than any such failure resulting from Disability of the Employee or his resignation for "Good Reason," as defined herein; or

               (b)     The  conviction  of  the  Employee  of  a  felony;  or

               (c) The Employee's commission of fraud in the course of his employment with the Company, such as embezzlement or other material and intentional violation of law against the Company; or

               (d) The Employee's gross misconduct causing material harm to the Company.

     "Good Reason" shall mean any one or more of the following, occurring following or in connection with a Change of Control and within 90 days prior to the Employee's resignation, unless the Employee shall have consented thereto in writing:

               (a) The assignment to the Employee of duties inconsistent with his executive status prior to the Change of Control or a substantive change in the officer or officers to whom he reports from the officer or officers to whom he reported immediately prior to the Change of Control; or

               (b) The elimination or reassignment of a majority of the duties and responsibilities that were assigned to the Employee immediately prior to the Change of Control; or

               (c) A reduction by the Company in the Employee's annual base salary as in effect immediately prior to the Change of Control; or

               (d) The Company requiring the Employee to be based anywhere outside a 35-mile radius from his place of employment immediately prior to the Change of Control, except for required travel on the Company's business to an extent substantially consistent with the Employee's business travel obligations immediately prior to the Change of Control; or

               (e) The failure of the Company to grant the Employee a performance bonus reasonably equivalent to the same percentage of salary the Employee normally received prior to the Change of Control, given comparable performance by the Company and the Employee; or

               (f)     The  failure  of  the  Company  to  obtain a satisfactory
Assumption Agreement (as defined in Paragraph 4.12 of this Plan) from a successor, or the failure of such successor to perform such Assumption Agreement.

     3.2     Incentive  Agreements.  Each Award granted under this Plan shall be
             ---------------------
evidenced by a written agreement (an "Incentive Agreement") in a form approved by the Committee and executed by the Company and the Employee to whom the Award is granted. Each Incentive Agreement shall be subject to the terms and conditions of this Plan and other such terms and conditions as the Committee may specify.

     3.3     Amendment,  Modification and Waiver of Restrictions.  The Committee
             ---------------------------------------------------
may modify or amend any Award under this Plan or waive any restrictions or conditions applicable to the Award; provided, however, that the Committee may not undertake any such modifications, amendments or waivers if the effect thereof materially increases the benefits to any Employee, or adversely affects the rights of any Employee without his consent.

     3.4     Terms and Conditions of Awards.  Upon receipt of an Award of shares
             ------------------------------
of the Common Stock under this Plan, even during the Restriction Period, an Employee shall be the holder of record of the shares and shall have all the rights of a stockholder with respect to such shares, subject to the terms and conditions of this Plan and the Award.

     3.4.1 Except as otherwise provided in this Paragraph 3.4, no shares of the Common Stock received pursuant to this Plan shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period applicable to such shares. Any purported disposition of such Common Stock in violation of this Paragraph 3.4 shall be null and void.

     3.4.2 If an Employee's employment with the Company terminates prior to the expiration of the Restriction Period for an Award, subject to any provisions of the Award with respect to the Employee's death, Disability or Retirement, or Change of Control, all shares of the Common Stock subject to the Award shall be immediately forfeited by the Employee and reacquired by the Company, and the Employee shall have no further rights with respect to the Award. In the discretion of the Committee, an Incentive Agreement may provide that, upon the forfeiture by an Employee of Award Shares, the Company shall repay to the Employee the consideration (if any) which the Employee paid for the Award Shares on the grant of the Award. In the discretion of the Committee, an Incentive Agreement may also provide that such repayment shall include an interest factor on such consideration from the date of the grant of the Award to the date of such repayment.

     3.4.3 The Committee may require under such terms and conditions as it deems appropriate or desirable that (a) the certificates for the Common Stock delivered under this Plan are to be held in custody by the Company or a person or institution designated by the Company until the Restriction Period expires,
(b) such certificates shall bear a legend referring to the restrictions on the Common Stock pursuant to this Plan, and (c) the Employee shall have delivered to the Company a stock power endorsed in blank relating to the Common Stock.

     4.      Miscellaneous  Provisions.
             -------------------------

     4.1     Adjustments  Upon  Change  in  Capitalization.
             ---------------------------------------------

     4.1.1 The number and class of shares subject to each outstanding Stock Option, the Exercise Price thereof (and the total price), the maximum number of Stock Options that may be granted under this Plan, the minimum number of shares as to which a Stock Option may be exercised at any one time, and the number and class of shares subject to each outstanding Award, shall not be proportionately adjusted in the event of any increase or decrease in the number of the issued shares of the Common Stock which results from a split-up or consolidation of shares, payment of a stock dividend or dividends exceeding a total of five percent for which the record dates occur in any one fiscal year, a recapitalization (other than the conversion of convertible securities according to their terms), a combination of shares or other like capital adjustment, so that (a) upon exercise of the Stock Option, the Employee shall receive the number and class of shares the Employee would have received prior to any such capital adjustment becoming effective, and (b) upon the lapse of restrictions of the Award Shares, the Employee shall receive the number and class of shares the Employee would have received prior to any such capital adjustment becoming effective.

     4.1.2 Upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation or in which the Company survives as a wholly-owned subsidiary of another corporation, or upon a sale of all or substantially all of the property of the Company to another corporation, or any dividend or distribution to stockholders of more than 10 percent of the Company's assets, adequate adjustment or other provisions shall be made by the Company or other party to such transaction so that there shall remain and/or be substituted for the Option Shares and Award Shares provided for herein, the shares, securities or assets which would have been issuable or payable in respect of or in exchange for such Option Shares and Award Shares then remaining, as if the Employee had been the owner of such shares as of the applicable date. Any securities so substituted shall be subject to similar successive adjustments.

     4.2     Withholding Taxes.  The Company shall have the right at the time of
             -----------------
exercise of any Stock Option, the grant of an Award, or the lapse of restrictions on Award Shares, to make adequate provision for any federal, state, local or foreign taxes which it believes are or may be required by law to be withheld with respect to such exercise (the "Tax Liability"), to ensure the payment of any such Tax Liability. The Company may provide for the payment of any Tax Liability by any of the following means or a combination of such means, as determined by the Committee in its sole and absolute discretion in the particular case (1) by requiring the Employee to tender a cash payment to the Company, (2) by withholding from the Employee's salary, (3) by withholding from the Option Shares which would otherwise be issuable upon exercise of the Stock Option, or from the Award Shares on their grant or date of lapse of restrictions, that number of Option Shares or Award Shares having an aggregate Fair Market Value (determined in the manner prescribed by Paragraph 2.2) as of the date the withholding tax obligation arises in an amount which is equal to the Employee's Tax Liability or (4) by any other method deemed appropriate by the Committee. Satisfaction of the Tax Liability of a Section 16 Reporting Person may be made by the method of payment specified in clause (3) above only if the following two conditions are satisfied:

               (a) The withholding of Option Shares or Award Shares and the exercise of the related Stock Option occur at least six months and one day following the date of grant of such Stock Option or Award; and

               (b) The withholding of Option Shares or Award Shares is made either (i) pursuant to an irrevocable election (the "Withholding Election") made by the Employee at least six months in advance of the withholding of Options Shares or Award Shares, or (ii) on a day within a 10-day "window period" beginning on the third business day following the date of release of the Company's quarterly or annual summary statement of sales and earnings.

     Anything herein to the contrary notwithstanding, a Withholding Election may be disapproved by the Committee at any time.

     4.3     Relationship  to  Other  Employee Benefit Plans.  Stock Options and
             -----------------------------------------------
Awards granted hereunder shall not be deemed to be salary or other compensation to any Employee for purposes of any pension, thrift, profit-sharing, stock purchase or any other employee benefit plan now maintained or hereafter adopted by the Company.

     4.4     Amendments and Termination.  The Board of Directors may at any time
             --------------------------
suspend, amend or terminate this Plan. No amendment, except as provided in Paragraph 3.3, or modification of this Plan may be adopted, except subject to stockholder approval, which would (1) materially increase the benefits accruing to the Employees under this Plan, (2) materially increase the number of securities which may be issued under this Plan (subject to Paragraph 4.1 hereof), or (3) materially modify the requirements as to eligibility for participation in this Plan.

     4.5     Successors  in  Interest.  The  provisions  of  this  Plan  and the
             ------------------------
actions of the Committee shall be binding upon all heirs, successors and assigns of the Company and of the Employees.

     4.6     Other  Documents.  All documents prepared, executed or delivered in
             ----------------
connection with this Plan (including, without limitation, Option Agreements and Incentive Agreements) shall be, in substance and form, as established and modified by the Committee; provided, however, that all such documents shall be subject in every respect to the provisions of this Plan, and in the event of any conflict between the terms of any such document and this Plan, the provisions of this Plan shall prevail.

     4.7     Fairness  of  the  Repurchase Price.  In the event that the Company
             -----------------------------------
repurchases securities upon termination of employment pursuant to this Plan, either: (a) the price will not be less than the fair market value of the securities to be repurchased on the date of termination of employment, and the right to repurchase will be exercised for cash or cancellation of purchase money indebtedness for the securities within 90 days of termination of the employment (or in the case of securities issued upon exercise of options after the date of termination, within 90 days after the date of the exercise), and the right terminates when the Company's securities become publicly traded, or (b) Company will repurchase securities at the original purchase price, provided that the right to repurchase at the original purchase price lapses at the rate of at least 20 percent of the securities per year over five years from the date the option is granted (without respect to the date the option was exercised or became exercisable) and the right to repurchase must be exercised for cash or cancellation of purchase money indebtedness for the securities within 90 days of termination of employment (or in case of securities issued upon exercise of options after the date of termination, within 90 days after the date of the exercise).

     4.8     No  Obligation  to  Continue  Employment.  This Plan and the grants
             ----------------------------------------
which might be made hereunder shall not impose any obligation on the Company to continue to employ any Employee. Moreover, no provision of this Plan or any document executed or delivered pursuant to this Plan shall be deemed modified in any way by any employment contract between an Employee (or other employee) and the Company.

     4.9     Misconduct  of an Employee.  Notwithstanding any other provision of
             --------------------------
this Plan, if an Employee commits fraud or dishonesty toward the Company or wrongfully uses or discloses any trade secret, confidential data or other information proprietary to the Company, or intentionally takes any other action which results in material harm to the Company, as determined by the Committee, in its sole and absolute discretion, the Employee shall forfeit all rights and benefits under this Plan.

     4.10     Term  of  Plan.  No  Stock  Option  shall be exercisable, or Award
              --------------
granted, unless and until the Directors of the Company have approved this Plan and all other legal requirements have been met. This Plan was adopted by the Board effective November 12, 2004. No Stock Options or Awards may be granted under this Plan after November 12, 2014.

     4.11     Governing  Law.  This  Plan and all actions taken thereunder shall
              --------------
be governed by, and construed in accordance with, the laws of the State of Nevada.

     4.12     Assumption  Agreements.  The  Company will require each successor,
              ----------------------
(direct or indirect, whether by purchase, merger, consolidation or otherwise), to all or substantially all of the business or assets of the Company, prior to the consummation of each such transaction, to assume and agree to perform the terms and provisions remaining to be performed by the Company under each Incentive Agreement and Stock Option and to preserve the benefits to the Employees thereunder. Such assumption and agreement shall be set forth in a written agreement in form and substance satisfactory to the Committee (an "Assumption Agreement"), and shall include such adjustments, if any, in the application of the provisions of the Incentive Agreements and Stock Options and such additional provisions, if any, as the Committee shall require and approve, in order to preserve such benefits to the Employees. Without limiting the generality of the foregoing, the Committee may require an Assumption Agreement to include satisfactory undertakings by a successor:

               (a) To provide liquidity to the Employees at the end of the Restriction Period applicable to the Common Stock awarded to them under this Plan, or on the exercise of Stock Options;

               (b) If the succession occurs before the expiration of any period specified in the Incentive Agreements for satisfaction of performance criteria applicable to the Common Stock awarded thereunder, to refrain from interfering with the Company's ability to satisfy such performance criteria or to agree to modify such performance criteria and/or waive any criteria that cannot be satisfied as a result of the succession;

               (c) To require any future successor to enter into an Assumption Agreement; and

               (d) To take or refrain from taking such other actions as the Committee may require and approve, in its discretion.

     4.13     Compliance  with  Rule  16b-3.  Transactions  under  this Plan are
              -----------------------------
intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent that any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     4.14     Information to Shareholders.  The Company shall furnish to each of
              ---------------------------
its  stockholders  financial  statements  of  the  Company  at  least  annually.

     IN WITNESS WHEREOF, this Plan has been executed effective as of November 12, 2004.


                                   MARMION  INDUSTRIES  CORP.



                                   By  /s/Wilbert  H.  Marmion
                                       -----------------------------------------
                                       Wilbert  H.  Marmion,  President

                            MARMION INDUSTRIES CORP.
       NON-EMPLOYEE DIRECTORS AND CONSULTANTS RETAINER STOCK PLAN FOR THE
                                 YEAR 2004 NO. 5


     1.     Introduction.  This  Plan  shall be known as the "Marmion Industries
            ------------
Corp. Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2004 No. 5," and is hereinafter referred to as the "Plan." The purposes of this Plan are to enable Marmion Industries Corp., a Nevada corporation (the "Company"), to promote the interests of the Company and its stockholders by attracting and retaining non-employee Directors and Consultants capable of furthering the future success of the Company and by aligning their economic interests more closely with those of the Company's stockholders, by paying their retainer or fees in the form of shares of the Company's common stock, par value $0.001 per share (the "Common Stock").

     2.     Definitions.  The  following terms shall have the meanings set forth
            -----------
below:

     "Board"  means  the  Board  of  Directors  of  the  Company.

     "Change  of  Control"  has the meaning set forth in Paragraph 12(d) hereof.

     "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder. References to any provision of the Code or rule or regulation thereunder shall be deemed to include any amended or successor provision, rule or regulation.

     "Committee" means the committee that administers this Plan, as more fully defined in Paragraph 13 hereof.

     "Common  Stock"  has  the  meaning  set  forth  in  Paragraph  1  hereof.

     "Company"  has  the  meaning  set  forth  in  Paragraph  1  hereof.

     "Consultants" means Company's consultants and advisors only if: (i) they are natural persons; (ii) they provide bona fide services to the Company; and
(iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities.

     "Deferral  Election"  has  the  meaning  set  forth  in Paragraph 6 hereof.

     "Deferred Stock Account" means a bookkeeping account maintained by the Company for a Participant representing the Participant's interest in the shares credited to such Deferred Stock Account pursuant to Paragraph 7 hereof.

     "Delivery  Date"  has  the  meaning  set  forth  in  Paragraph  6  hereof.

     "Director" means an individual who is a member of the Board of Directors of the Company.

     "Dividend Equivalent" for a given dividend or other distribution means a number of shares of the Common Stock having a Fair Market Value, as of the record date for such dividend or distribution, equal to the amount of cash, plus the Fair Market Value on the date of distribution of any property, that is distributed with respect to one share of the Common Stock pursuant to such dividend or distribution; such Fair Market Value to be determined by the Committee in good faith.

     "Effective  Date"  has  the  meaning  set  forth  in  Paragraph  3  hereof.

     "Exchange  Act"  has  the  meaning  set  forth  in  Paragraph 12(d) hereof.

     "Fair Market Value" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

     "Participant"  has  the  meaning  set  forth  in  Paragraph  4  hereof.

     "Payment Time" means the time when a Stock Retainer is payable to a Participant pursuant to Paragraph 5 hereof (without regard to the effect of any Deferral Election).

     "Stock  Retainer"  has  the  meaning  set  forth  in  Paragraph  5  hereof.

     "Third  Anniversary"  has  the  meaning  set  forth  in Paragraph 6 hereof.

     3.     Effective  Date  of  the  Plan.  This  Plan was adopted by the Board
            ------------------------------
effective  November  12,  2004  (the  "Effective  Date").

     4.     Eligibility.  Each individual who is a Director or Consultant on the
            -----------
Effective Date and each individual who becomes a Director or Consultant thereafter during the term of this Plan, shall be a participant (the "Participant") in this Plan, in each case during such period as such individual remains a Director or Consultant and is not an employee of the Company or any of its subsidiaries. Each credit of shares of the Common Stock pursuant to this Plan shall be evidenced by a written agreement duly executed and delivered by or on behalf of the Company and a Participant, if such an agreement is required by the Company to assure compliance with all applicable laws and regulations.

     5.     Grants  of  Shares.  Commencing on the Effective Date, the amount of
            ------------------
compensation for service to directors or consultants shall be payable in shares of the Common Stock (the "Stock Retainer") pursuant to this Plan. The deemed issuance price of shares of the Common Stock subject to each Stock Retainer shall not be less than 85 percent of the Fair Market Value of the Common Stock on the date of the grant. In the case of any person who owns securities possessing more than ten percent of the combined voting power of all classes of securities of the issuer or its parent or subsidiaries possessing voting power, the deemed issuance price of shares of the Common Stock subject to each Stock Retainer shall be at least 100 percent of the Fair Market Value of the Common Stock on the date of the grant.

     6.     Deferral  Option.  From  and after the Effective Date, a Participant
            ----------------
may make an election (a "Deferral Election") on an annual basis to defer delivery of the Stock Retainer specifying which one of the following ways the Stock Retainer is to be delivered (a) on the date which is three years after the Effective Date for which it was originally payable (the "Third Anniversary"),
(b) on the date upon which the Participant ceases to be a Director or Consultant for any reason (the "Departure Date") or (c) in five equal annual installments commencing on the Departure Date (the "Third Anniversary" and "Departure Date" each being referred to herein as a "Delivery Date"). Such Deferral Election shall remain in effect for each Subsequent Year unless changed, provided that, any Deferral Election with respect to a particular Year may not be changed less than six months prior to the beginning of such Year, and provided, further, that no more than one Deferral Election or change thereof may be made in any Year.

     Any Deferral Election and any change or revocation thereof shall be made by delivering written notice thereof to the Committee no later than six months prior to the beginning of the Year in which it is to be effected; provided that, with respect to the Year beginning on the Effective Date, any Deferral Election or revocation thereof must be delivered no later than the close of business on the 30th day after the Effective Date.

     7.     Deferred  Stock  Accounts.  The  Company  shall  maintain a Deferred
            -------------------------
Stock Account for each Participant who makes a Deferral Election to which shall be credited, as of the applicable Payment Time, the number of shares of the Common Stock payable pursuant to the Stock Retainer to which the Deferral Election relates. So long as any amounts in such Deferred Stock Account have not been delivered to the Participant under Paragraph 8 hereof, each Deferred Stock Account shall be credited as of the payment date for any dividend paid or other distribution made with respect to the Common Stock, with a number of shares of the Common Stock equal to (a) the number of shares of the Common Stock shown in such Deferred Stock Account on the record date for such dividend or distribution multiplied by (b) the Dividend Equivalent for such dividend or distribution.

     8.     Delivery  of  Shares.
            --------------------

     (a) The shares of the Common Stock in a Participant's Deferred Stock Account with respect to any Stock Retainer for which a Deferral Election has been made (together with dividends attributable to such shares credited to such Deferred Stock Account) shall be delivered in accordance with this Paragraph 8 as soon as practicable after the applicable Delivery Date. Except with respect to a Deferral Election pursuant to Paragraph 6 hereof, or other agreement between the parties, such shares shall be delivered at one time; provided that, if the number of shares so delivered includes a fractional share, such number shall be rounded to the nearest whole number of shares. If the Participant has in effect a Deferral Election pursuant to Paragraph 6 hereof, then such shares shall be delivered in five equal annual installments (together with dividends attributable to such shares credited to such Deferred Stock Account), with the first such installment being delivered on the first anniversary of the Delivery Date; provided that, if in order to equalize such installments, fractional shares would have to be delivered, such installments shall be adjusted by rounding to the nearest whole share. If any such shares are to be delivered after the Participant has died or become legally incompetent, they shall be delivered to the Participant's estate or legal guardian, as the case may be, in accordance with the foregoing; provided that, if the Participant dies with a Deferral Election pursuant to Paragraph 6 hereof in effect, the Committee shall deliver all remaining undelivered shares to the Participant's estate immediately. References to a Participant in this Plan shall be deemed to refer to the Participant's estate or legal guardian, where appropriate.

     (b) The Company may, but shall not be required to, create a grantor trust or utilize an existing grantor trust (in either case, "Trust") to assist it in accumulating the shares of the Common Stock needed to fulfill its obligations under this Paragraph 8. However, Participants shall have no beneficial or other interest in the Trust and the assets thereof, and their rights under this Plan shall be as general creditors of the Company, unaffected by the existence or nonexistence of the Trust, except that deliveries of Stock Retainers to Participants from the Trust shall, to the extent thereof, be treated as satisfying the Company's obligations under this Paragraph 8.

     9.     Share  Certificates;  Voting and Other Rights.  The certificates for
            ---------------------------------------------
shares delivered to a Participant pursuant to Paragraph 8 above shall be issued in the name of the Participant, and from and after the date of such issuance the Participant shall be entitled to all rights of a stockholder with respect to the Common Stock for all such shares issued in his name, including the right to vote the shares, and the Participant shall receive all dividends and other distributions paid or made with respect thereto.

     10.     General  Restrictions.
             ---------------------

          (a) Notwithstanding any other provision of this Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of the Common Stock under this Plan prior to fulfillment of all of the following conditions:

               (i) Listing or approval for listing upon official notice of issuance of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be a market for the Common Stock;

               (ii) Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, upon the advice of counsel, deem necessary or advisable; and

               (iii) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, after receiving the advice of counsel, determine to be necessary or advisable.

          (b) Nothing contained in this Plan shall prevent the Company from adopting other or additional compensation arrangements for the Participants.

     11.     Shares Available.  The maximum number of shares of the Common Stock
             ----------------
which may in the aggregate be paid as Stock Retainers pursuant to this Plan is 150,000,000. Shares of the Common Stock issuable under this Plan may be taken from treasury shares of the Company or purchased on the open market. In the event that any outstanding Stock Retainer under this Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Stock Retainer shall be available for issuance under the Marmion Industries Corp. Employee Stock Incentive Plan for the Year 2004 No. 5. The Compensation Committee may, in its discretion, increase the number of shares available for issuance under this Plan, while correspondingly decreasing the number of shares available for issuance under Marmion Industries Corp. Employee Stock Incentive Plan for the Year 2004 No. 5.

     12.     Adjustments;  Change  of  Control.
             ---------------------------------

          (a) In the event that there is, at any time after the Board adopts this Plan, any change in corporate capitalization, such as a stock split, combination of shares, exchange of shares, warrants or rights offering to purchase the Common Stock at a price below its Fair Market Value, reclassification, or recapitalization, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, stock dividend, or other extraordinary distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company (each of the foregoing a "Transaction"), in each case other than any such Transaction which constitutes a Change of Control (as defined below),
(i) the Deferred Stock Accounts shall not be credited with the amount and kind of shares or other property which would have been received by a holder of the number of shares of the Common Stock held in such Deferred Stock Account had such shares of the Common Stock been outstanding as of the effectiveness of any such Transaction, (ii) the number and kind of shares or other property subject to this Plan shall also not be appropriately adjusted to reflect the effectiveness of any such Transaction, and (iii) the Committee will not adjust any other relevant provisions of this Plan to reflect any such transaction.

          (b) If the shares of the Common Stock credited to the Deferred Stock Accounts are converted pursuant to Paragraph 12(a) into another form of property, references in this Plan to the Common Stock shall be deemed, where appropriate, to refer to such other form of property, with such other modifications as may be required for this Plan to operate in accordance with its purposes. Without limiting the generality of the foregoing, references to delivery of certificates for shares of the Common Stock shall be deemed to refer to delivery of cash and the incidents of ownership of any other property held in the Deferred Stock Accounts.

          (c) In the event of a Change of Control, the following shall occur on the date of the Change of Control (i) the shares of the Common Stock held in each Participant's Deferred Stock Account shall be deemed to be issued and outstanding as of the Change of Control; (ii) the Company shall forthwith deliver to each Participant who has a Deferred Stock Account all of the shares of the Common Stock or any other property held in such Participant's Deferred Stock Account; and (iii) this Plan shall be terminated.

          (d) For purposes of this Plan, Change of Control shall mean any of the following events:

               (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 40 percent or more of either (1) the then outstanding shares of the Common Stock of the Company (the "Outstanding Company Common Stock"), or (2) the combined voting power of then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A), (B) and (C) of paragraph (iii) of this Paragraph 12(d) are satisfied; or

               (ii) Individuals who, as of the date hereof, constitute the Board of the Company (as of the date hereof, "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

               (iii) Approval by the stockholders of the Company of a reorganization, merger, binding share exchange or consolidation, unless, following such reorganization, merger, binding share exchange or consolidation
(A) more than 60 percent of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, binding share exchange or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, binding share exchange or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger, binding share exchange or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger, binding share exchange or consolidation, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation or the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger, binding share exchange or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger, binding share exchange or consolidation; or

               (iv) Approval by the stockholders of the Company of (1) a complete liquidation or dissolution of the Company, or (2) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 60 percent of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

     13.     Administration;  Amendment  and  Termination.
             --------------------------------------------

          (a) This Plan shall be administered by a committee consisting of two members who shall be the current directors of the Company or senior executive officers or other directors who are not Participants as may be designated by the Chief Executive Officer (the "Committee"), which shall have full authority to construe and interpret this Plan, to establish, amend and rescind rules and regulations relating to this Plan, and to take all such actions and make all such determinations in connection with this Plan as it may deem necessary or desirable.

          (b) The Board may from time to time make such amendments to this Plan, including to preserve or come within any exemption from liability under
Section 16(b) of the Exchange Act, as it may deem proper and in the best interest of the Company without further approval of the Company's stockholders, provided that, to the extent required under Nevada law or to qualify transactions under this Plan for exemption under Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be adopted without further approval of the Company's stockholders and, provided, further, that if and to the extent required for this Plan to comply with Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be made more than once in any six month period that would change the amount, price or timing of the grants of the Common Stock hereunder other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder. The Board may terminate this Plan at any time by a vote of a majority of the members thereof.

     14.     Restrictions  on  Transfer.  Each  Stock  Option granted under this
             --------------------------
Plan shall be transferable only by will or the laws of descent and distribution. No interest of any Employee under this Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Each Stock Option granted under this Plan shall be exercisable during an Employee's lifetime only by the Employee or by the Employee's legal representative.

     15.     Term  of  Plan.  No  shares  of  the  Common Stock shall be issued,
             --------------
unless and until the Directors of the Company have approved this Plan and all other legal requirements have been met. This Plan was adopted by the Board effective November 12, 2004, and shall expire on November 12, 2014.

     16.     Governing Law.  This Plan and all actions taken thereunder shall be
             -------------
governed  by, and construed in accordance with, the laws of the State of Nevada.

     17.     Information  to Shareholders.  The Company shall furnish to each of
             ----------------------------
its  stockholders  financial  statements  of  the  Company  at  least  annually.

     18.     Miscellaneous.
             -------------

          (a) Nothing in this Plan shall be deemed to create any obligation on the part of the Board to nominate any Director for reelection by the Company's stockholders or to limit the rights of the stockholders to remove any Director.

          (b) The Company shall have the right to require, prior to the issuance or delivery of any shares of the Common Stock pursuant to this Plan, that a Participant make arrangements satisfactory to the Committee for the withholding of any taxes required by law to be withheld with respect to the issuance or delivery of such shares, including, without limitation, by the withholding of shares that would otherwise be so issued or delivered, by withholding from any other payment due to the Participant, or by a cash payment to the Company by the Participant.

     IN WITNESS WHEREOF, this Plan has been executed effective as of November 12, 2004.

                                   MARMION INDUSTRIES CORP.



                                   By  /s/Wilbert H. Marmion
                                       ---------------------------------------
                                       Wilbert H. Marmion, President

                            MARMION INDUSTRIES CORP.
                 EMPLOYEE STOCK INCENTIVE PLAN FOR THE YEAR 2005

     1.     General  Provisions.
            -------------------

     1.1     Purpose.  This  Stock  Incentive  Plan  (the "Plan") is intended to
             -------
allow designated officers and employees (all of whom are sometimes collectively referred to herein as the "Employees," or individually as the "Employee") of Marmion Industries Corp., a Nevada corporation (the "Company") and its Subsidiaries (as that term is defined below) which they may have from time to time (the Company and such Subsidiaries are referred to herein as the "Company") to receive certain options (the "Stock Options") to purchase common stock of the Company, par value $0.001 per share (the "Common Stock"), and to receive grants of the Common Stock subject to certain restrictions (the "Awards"). As used in this Plan, the term "Subsidiary" shall mean each corporation which is a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"). The purpose of this Plan is to provide the Employees, who make significant and extraordinary contributions to the long-term growth and performance of the Company, with equity-based compensation incentives, and to attract and retain the Employees.

     1.2     Administration.
             --------------

     1.2.1 The Plan shall be administered by the Compensation Committee (the "Committee") of, or appointed by, the Board of Directors of the Company (the "Board"). The Committee shall select one of its members as Chairman and shall act by vote of a majority of a quorum, or by unanimous written consent. A majority of its members shall constitute a quorum. The Committee shall be governed by the provisions of the Company's Bylaws and of Nevada law applicable to the Board, except as otherwise provided herein or determined by the Board.

     1.2.2 The Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan (a) to approve the Employees nominated by the management of the Company to be granted Awards or Stock Options; (b) to determine the number of Awards or Stock Options to be granted to an Employee; (c) to determine the time or times at which Awards or Stock Options shall be granted; to establish the terms and conditions upon which Awards or Stock Options may be exercised; (d) to remove or adjust any restrictions and conditions upon Awards or Stock Options; (e) to specify, at the time of grant, provisions relating to exercisability of Stock Options and to accelerate or otherwise modify the exercisability of any Stock Options; and (f) to adopt such rules and regulations and to make all other determinations deemed necessary or desirable for the administration of this Plan. All interpretations and constructions of this Plan by the Committee, and all of its actions hereunder, shall be binding and conclusive on all persons for all purposes.

     1.2.3 The Company hereby agrees to indemnify and hold harmless each Committee member and each Employee, and the estate and heirs of such Committee member or Employee, against all claims, liabilities, expenses, penalties, damages or other pecuniary losses, including legal fees, which such Committee member or Employee, his estate or heirs may suffer as a result of his responsibilities, obligations or duties in connection with this Plan, to the extent that insurance, if any, does not cover the payment of such items. No member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award or Stock Option granted pursuant to this Plan.

     1.3     Eligibility  and  Participation.  The Employees eligible under this
             -------------------------------
Plan shall be approved by the Committee from those Employees who, in the opinion of the management of the Company, are in positions which enable them to make significant contributions to the long-term performance and growth of the Company. In selecting the Employees to whom Award or Stock Options may be granted, consideration shall be given to factors such as employment position, duties and responsibilities, ability, productivity, length of service, morale, interest in the Company and recommendations of supervisors.

     1.4     Shares  Subject  to this Plan.  The maximum number of shares of the
             -----------------------------
Common Stock that may be issued pursuant to this Plan shall be 500,000,000 subject to the provisions of Paragraph 4.1. If shares of the Common Stock awarded or issued under this Plan are reacquired by the Company due to a forfeiture or for any other reason, such shares shall be cancelled and thereafter shall again be available for purposes of this Plan. If a Stock Option expires, terminates or is cancelled for any reason without having been exercised in full, the shares of the Common Stock not purchased thereunder shall again be available for purposes of this Plan. In the event that any outstanding Stock Option or Award under this Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Stock Option or Award shall be available for issuance under the Marmion Industries Corp. Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2005. The Compensation Committee may, in its discretion, increase the number of shares available for issuance under this Plan, while correspondingly decreasing the number of shares available for issuance under Marmion Industries Corp. Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2005.

     2.     Provisions  Relating  to  Stock  Options.
            ----------------------------------------

     2.1     Grants  of Stock Options.  The Committee may grant Stock Options in
             ------------------------
such amounts, at such times, and to the Employees nominated by the management of the Company as the Committee, in its discretion, may determine. Stock Options granted under this Plan shall constitute "incentive stock options" within the meaning of Section 422 of the Code, if so designated by the Committee on the date of grant. The Committee shall also have the discretion to grant Stock Options which do not constitute incentive stock options, and any such Stock Options shall be designated non-statutory stock options by the Committee on the date of grant. The aggregate Fair Market Value (determined as of the time an incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by any Employee during any one calendar year (under all plans of the Company and any parent or subsidiary of the Company) may not exceed the maximum amount permitted under
Section 422 of the Code (currently, $100,000.00). Non-statutory stock options shall not be subject to the limitations relating to incentive stock options contained in the preceding sentence. Each Stock Option shall be evidenced by a written agreement (the "Option Agreement") in a form approved by the Committee, which shall be executed on behalf of the Company and by the Employee to whom the Stock Option is granted, and which shall be subject to the terms and conditions of this Plan. In the discretion of the Committee, Stock Options may include provisions (which need not be uniform), authorized by the Committee in its discretion, that accelerate an Employee's rights to exercise Stock Options following a "Change in Control," upon termination of the Employee's employment by the Company without "Cause" or by the Employee for "Good Reason," as such terms are defined in Paragraph 3.1 hereof. The holder of a Stock Option shall not be entitled to the privileges of stock ownership as to any shares of the Common Stock not actually issued to such holder.

     2.2     Purchase  Price.  The  purchase  price  (the  "Exercise  Price") of
             ---------------
shares of the Common Stock subject to each Stock Option (the "Option Shares") shall not be less than 85 percent of the Fair Market Value of the Common Stock on the date of the grant of the option. For an Employee holding greater than 10 percent of the total voting power of all stock of the Company, either Common or Preferred, the Exercise Price of an incentive stock option shall be at least 110 percent of the Fair Market Value of the Common Stock on the date of the grant of the option. As used herein, "Fair Market Value" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

     2.3     Option Period.  The Stock Option period (the "Term") shall commence
             -------------
on the date of grant of the Stock Option and shall be 10 years or such shorter period as is determined by the Committee. Each Stock Option shall provide that it is exercisable over its term in such periodic installments as the Committee may determine, subject to the provisions of Paragraph 2.4.1. Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") exempts persons normally subject to the reporting requirements of Section 16(a) of the Exchange

Act (the "Section 16 Reporting Persons") pursuant to a qualified employee stock option plan from the normal requirement of not selling until at least six months and one day from the date the Stock Option is granted.

     2.4     Exercise  of  Options.
             ---------------------

     2.4.1 Each Stock Option may be exercised in whole or in part (but not as to fractional shares) by delivering it for surrender or endorsement to the Company, attention of the Corporate Secretary, at the principal office of the Company, together with payment of the Exercise Price and an executed Notice and Agreement of Exercise in the form prescribed by Paragraph 2.4.2. Payment may be made (a) in cash, (b) by cashier's or certified check, (c) by surrender of previously owned shares of the Common Stock valued pursuant to Paragraph 2.2 (if the Committee authorizes payment in stock in its discretion), (d) by withholding from the Option Shares which would otherwise be issuable upon the exercise of the Stock Option that number of Option Shares equal to the exercise price of the Stock Option, if such withholding is authorized by the Committee in its discretion, or (e) in the discretion of the Committee, by the delivery to the Company of the optionee's promissory note secured by the Option Shares, bearing interest at a rate sufficient to prevent the imputation of interest under Sections 483 or 1274 of the Code, and having such other terms and conditions as may be satisfactory to the Committee. Subject to the provisions of this Paragraph 2.4 and Paragraph 2.5, the Employee has the right to exercise his or her Stock Options at the rate of at least 20 percent per year over five years from the date the Stock Option is granted.

     2.4.2 Exercise of each Stock Option is conditioned upon the agreement of the Employee to the terms and conditions of this Plan and of such Stock Option as evidenced by the Employee's execution and delivery of a Notice and Agreement of Exercise in a form to be determined by the Committee in its discretion. Such Notice and Agreement of Exercise shall set forth the agreement of the Employee that (a) no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended (the "Securities Act") or any other applicable federal or state securities laws, (b) each Option Share certificate may be imprinted with legends reflecting any applicable federal and state securities law restrictions and conditions, (c) the Company may comply with said securities law restrictions and issue "stop transfer" instructions to its Transfer Agent and Registrar without liability, (d) if the Employee is a
Section 16 Reporting Person, the Employee will furnish to the Company a copy of each Form 4 or Form 5 filed by said Employee and will timely file all reports required under federal securities laws, and (e) the Employee will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

     2.4.3 No Stock Option shall be exercisable unless and until any applicable registration or qualification requirements of federal and state securities laws, and all other legal requirements, have been fully complied with. At no time shall the total number of securities issuable upon exercise of all outstanding options under this Plan, and the total number of securities provided for under any bonus or similar plan or agreement of the Company exceed a number of securities which is equal to 30 percent of the then outstanding securities of the Company, unless a percentage higher than 30 percent is approved by at least two-thirds of the outstanding securities entitled to vote. The Company will use reasonable efforts to maintain the effectiveness of a Registration Statement under the Securities Act for the issuance of Stock
Options and shares acquired thereunder, but there may be times when no such Registration Statement will be currently effective. The exercise of Stock
Options may be temporarily suspended without liability to the Company during times when no such Registration Statement is currently effective, or during times when, in the reasonable opinion of the Committee, such suspension is necessary to preclude violation of any requirements of applicable law or regulatory bodies having jurisdiction over the Company. If any Stock Option would expire for any reason except the end of its term during such a suspension, then if exercise of such Stock Option is duly tendered before its expiration, such Stock Option shall be exercisable and exercised (unless the attempted exercise is withdrawn) as of the first day after the end of such suspension. The Company shall have no obligation to file any Registration Statement covering resales of Option Shares.

     2.5     Continuous  Employment.  Except as provided in Paragraph 2.7 below,
             ----------------------
an Employee may not exercise a Stock Option unless from the date of grant to the date of exercise the Employee remains continuously in the employ of the Company. For purposes of this Paragraph 2.5, the period of continuous employment of an Employee with the Company shall be deemed to include (without extending the term of the Stock Option) any period during which the Employee is on leave of absence with the consent of the Company, provided that such leave of absence shall not exceed three months and that the Employee returns to the employ of the Company at the expiration of such leave of absence. If the Employee fails to return to the employ of the Company at the expiration of such leave of absence, the Employee's employment with the Company shall be deemed terminated as of the date such leave of absence commenced. The continuous employment of an Employee with the Company shall also be deemed to include any period during which the Employee is a member of the Armed Forces of the United States, provided that the Employee returns to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date the Employee first becomes entitled to a discharge from military service. If an Employee does not return to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date the Employee first becomes entitled to a discharge from military service, the Employee's employment with the Company shall be deemed to have terminated as of the date the Employee's military service ended.

     2.6     Restrictions  on  Transfer.  Each  Stock  Option granted under this
             --------------------------
Plan shall be transferable only by will or the laws of descent and distribution. No interest of any Employee under this Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Each Stock Option granted under this Plan shall be exercisable during an Employee's lifetime only by the Employee or by the Employee's legal representative.

     2.7     Termination  of  Employment.
             ---------------------------

     2.7.1 Upon an Employee's Retirement, Disability (both terms being defined below) or death, (a) all Stock Options to the extent then presently exercisable shall remain in full force and effect and may be exercised pursuant to the provisions thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter. Unless employment is terminated for cause, as defined by applicable law, the right to exercise in the event of termination of employment, to the extent that the optionee is entitled to exercise on the date the employment terminates as follows:

          (i) At least six months from the date of termination if termination was caused by death or disability.

          (ii) At least 30 days from the date of termination if termination was caused by other than death or disability.

     2.7.2 Upon the termination of the employment of an Employee for any reason other than those specifically set forth in Paragraph 2.7.1, (a) all Stock Options to the extent then presently exercisable by the Employee shall remain exercisable only for a period of 90 days after the date of such termination of employment (except that the 90 day period shall be extended to 12 months if the Employee shall die during such 90 day period), and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

     2.7.3     For  purposes  of  this  Plan:

          (a) "Retirement" shall mean an Employee's retirement from the employ of the Company on or after the date on which the Employee attains the age of 65 years; and

          (b) "Disability" shall mean total and permanent incapacity of an Employee, due to physical impairment or legally established mental incompetence, to perform the usual duties of the Employee's employment with the Company, which disability shall be determined (i) on medical evidence by a licensed physician designated by the Committee, or (ii) on evidence that the Employee has become entitled to receive primary benefits as a disabled employee under the Social Security Act in effect on the date of such disability.

     3.     Provisions  Relating  to  Awards.

     3.1     Grant  of  Awards.  Subject  to  the  provisions  of this Plan, the
             -----------------
Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan, to (1) grant Awards pursuant to this Plan, (2) determine the number of shares of the Common Stock subject to each Award (the "Award Shares"), (3) determine the terms and conditions (which need not be identical) of each Award, including the consideration (if any) to be paid by the Employee for such Common Stock, which may, in the Committee's discretion, consist of the delivery of the Employee's promissory note meeting the requirements of Paragraph 2.4.1, (4) establish and modify performance criteria for Awards, and (5) make all of the determinations necessary or advisable with respect to Awards under this Plan. Each Award under this Plan shall consist of a grant of shares of the Common Stock subject to a restriction period (after which the restrictions shall lapse), which shall be a period commencing on the date the Award is granted and ending on such date as the Committee shall determine (the "Restriction Period"). The Committee may provide for the lapse of restrictions in installments, for acceleration of the lapse of restrictions upon the satisfaction of such performance or other criteria or upon the occurrence of such events as the Committee shall determine, and for the early expiration of the Restriction Period upon an Employee's death, Disability or Retirement as defined in Paragraph 2.7.3, or, following a Change of Control, upon termination of an Employee's employment by the Company without "Cause" or by the Employee for "Good Reason," as those terms are defined herein. For purposes of this Plan:

     "Change of Control" shall be deemed to occur (a) on the date the Company first has actual knowledge that any person (as such term is used in Sections
13(d) and 14(d)(2) of the Exchange Act) has become the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40 percent or more of the combined voting power of the Company's then outstanding securities, or (b) on the date the stockholders of the Company approve (i) a merger of the Company with or into any other corporation in which the Company is not the surviving corporation or in which the Company survives as a subsidiary of another corporation, (ii) a consolidation of the Company with any other corporation, or (iii) the sale or disposition of all or substantially all of the Company's assets or a plan of complete liquidation.

     "Cause," when used with reference to termination of the employment of an Employee by the Company for "Cause," shall mean:

               (a) The Employee's continuing willful and material breach of his duties to the Company after he receives a demand from the Chief Executive of the Company specifying the manner in which he has willfully and materially breached such duties, other than any such failure resulting from Disability of the Employee or his resignation for "Good Reason," as defined herein; or

               (b)   The  conviction  of  the  Employee  of  a  felony;  or

               (c) The Employee's commission of fraud in the course of his employment with the Company, such as embezzlement or other material and intentional violation of law against the Company; or

               (d) The Employee's gross misconduct causing material harm to the Company.

     "Good Reason" shall mean any one or more of the following, occurring following or in connection with a Change of Control and within 90 days prior to the Employee's resignation, unless the Employee shall have consented thereto in writing:

               (a) The assignment to the Employee of duties inconsistent with his executive status prior to the Change of Control or a substantive change in the officer or officers to whom he reports from the officer or officers to whom he reported immediately prior to the Change of Control; or

               (b) The elimination or reassignment of a majority of the duties and responsibilities that were assigned to the Employee immediately prior to the Change of Control; or

               (c) A reduction by the Company in the Employee's annual base salary as in effect immediately prior to the Change of Control; or

               (d) The Company requiring the Employee to be based anywhere outside a 35-mile radius from his place of employment immediately prior to the Change of Control, except for required travel on the Company's business to an extent substantially consistent with the Employee's business travel obligations immediately prior to the Change of Control; or

               (e) The failure of the Company to grant the Employee a performance bonus reasonably equivalent to the same percentage of salary the Employee normally received prior to the Change of Control, given comparable performance by the Company and the Employee; or

               (f)     The  failure  of  the  Company  to  obtain a satisfactory
Assumption Agreement (as defined in Paragraph 4.12 of this Plan) from a successor, or the failure of such successor to perform such Assumption Agreement.

     3.2     Incentive  Agreements.  Each Award granted under this Plan shall be
             ---------------------
evidenced by a written agreement (an "Incentive Agreement") in a form approved by the Committee and executed by the Company and the Employee to whom the Award is granted. Each Incentive Agreement shall be subject to the terms and conditions of this Plan and other such terms and conditions as the Committee may specify.

     3.3     Amendment,  Modification and Waiver of Restrictions.  The Committee
             ---------------------------------------------------
may modify or amend any Award under this Plan or waive any restrictions or conditions applicable to the Award; provided, however, that the Committee may not undertake any such modifications, amendments or waivers if the effect thereof materially increases the benefits to any Employee, or adversely affects the rights of any Employee without his consent.

     3.4     Terms and Conditions of Awards.  Upon receipt of an Award of shares
             ------------------------------
of the Common Stock under this Plan, even during the Restriction Period, an Employee shall be the holder of record of the shares and shall have all the rights of a stockholder with respect to such shares, subject to the terms and conditions of this Plan and the Award.

     3.4.1 Except as otherwise provided in this Paragraph 3.4, no shares of the Common Stock received pursuant to this Plan shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period applicable to such shares. Any purported disposition of such Common Stock in violation of this Paragraph 3.4 shall be null and void.

     3.4.2 If an Employee's employment with the Company terminates prior to the expiration of the Restriction Period for an Award, subject to any provisions of the Award with respect to the Employee's death, Disability or Retirement, or Change of Control, all shares of the Common Stock subject to the Award shall be immediately forfeited by the Employee and reacquired by the Company, and the Employee shall have no further rights with respect to the Award. In the discretion of the Committee, an Incentive Agreement may provide that, upon the forfeiture by an Employee of Award Shares, the Company shall repay to the Employee the consideration (if any) which the Employee paid for the Award Shares on the grant of the Award. In the discretion of the Committee, an Incentive Agreement may also provide that such repayment shall include an interest factor on such consideration from the date of the grant of the Award to the date of such repayment.

     3.4.3 The Committee may require under such terms and conditions as it deems appropriate or desirable that (a) the certificates for the Common Stock delivered under this Plan are to be held in custody by the Company or a person or institution designated by the Company until the Restriction Period expires,
(b) such certificates shall bear a legend referring to the restrictions on the Common Stock pursuant to this Plan, and (c) the Employee shall have delivered to the Company a stock power endorsed in blank relating to the Common Stock.

     4.     Miscellaneous Provisions.

     4.1     Adjustments  Upon  Change  in  Capitalization.
             ---------------------------------------------

     4.1.1 The number and class of shares subject to each outstanding Stock Option, the Exercise Price thereof (and the total price), the maximum number of Stock Options that may be granted under this Plan, the minimum number of shares as to which a Stock Option may be exercised at any one time, and the number and class of shares subject to each outstanding Award, shall not be proportionately adjusted in the event of any increase or decrease in the number of the issued shares of the Common Stock which results from a split-up or consolidation of shares, payment of a stock dividend or dividends exceeding a total of five percent for which the record dates occur in any one fiscal year, a recapitalization (other than the conversion of convertible securities according to their terms), a combination of shares or other like capital adjustment, so that (a) upon exercise of the Stock Option, the Employee shall receive the number and class of shares the Employee would have received prior to any such capital adjustment becoming effective, and (b) upon the lapse of restrictions of the Award Shares, the Employee shall receive the number and class of shares the Employee would have received prior to any such capital adjustment becoming effective.

     4.1.2 Upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation or in which the Company survives as a wholly-owned subsidiary of another corporation, or upon a sale of all or substantially all of the property of the Company to another corporation, or any dividend or distribution to stockholders of more than 10 percent of the Company's assets, adequate adjustment or other provisions shall be made by the Company or other party to such transaction so that there shall remain and/or be substituted for the Option Shares and Award Shares provided for herein, the shares, securities or assets which would have been issuable or payable in respect of or in exchange for such Option Shares and Award Shares then remaining, as if the Employee had been the owner of such shares as of the applicable date. Any securities so substituted shall be subject to similar successive adjustments.

     4.2     Withholding Taxes.  The Company shall have the right at the time of
             -----------------
exercise of any Stock Option, the grant of an Award, or the lapse of restrictions on Award Shares, to make adequate provision for any federal, state, local or foreign taxes which it believes are or may be required by law to be withheld with respect to such exercise (the "Tax Liability"), to ensure the payment of any such Tax Liability. The Company may provide for the payment of any Tax Liability by any of the following means or a combination of such means, as determined by the Committee in its sole and absolute discretion in the particular case (1) by requiring the Employee to tender a cash payment to the Company, (2) by withholding from the Employee's salary, (3) by withholding from the Option Shares which would otherwise be issuable upon exercise of the Stock Option, or from the Award Shares on their grant or date of lapse of restrictions, that number of Option Shares or Award Shares having an aggregate Fair Market Value (determined in the manner prescribed by Paragraph 2.2) as of the date the withholding tax obligation arises in an amount which is equal to the Employee's Tax Liability or (4) by any other method deemed appropriate by the Committee. Satisfaction of the Tax Liability of a Section 16 Reporting Person may be made by the method of payment specified in clause (3) above only if the following two conditions are satisfied:

               (a) The withholding of Option Shares or Award Shares and the exercise of the related Stock Option occur at least six months and one day following the date of grant of such Stock Option or Award; and

               (b) The withholding of Option Shares or Award Shares is made either (i) pursuant to an irrevocable election (the "Withholding Election") made by the Employee at least six months in advance of the withholding of Options Shares or Award Shares, or (ii) on a day within a 10-day "window period" beginning on the third business day following the date of release of the Company's quarterly or annual summary statement of sales and earnings.

     Anything herein to the contrary notwithstanding, a Withholding Election may be disapproved by the Committee at any time.

     4.3     Relationship to Other  Employee Benefit Plans.  Stock  Options  and
             ---------------------------------------------
Awards granted hereunder shall not be deemed to be salary or other compensation to any Employee for purposes of any pension, thrift, profit-sharing, stock purchase or any other employee benefit plan now maintained or hereafter adopted by the Company.

     4.4     Amendments and Termination.  The Board of Directors may at any time
             --------------------------
suspend, amend or terminate this Plan. No amendment, except as provided in Paragraph 3.3, or modification of this Plan may be adopted, except subject to stockholder approval, which would (1) materially increase the benefits accruing to the Employees under this Plan, (2) materially increase the number of securities which may be issued under this Plan (subject to Paragraph 4.1 hereof), or (3) materially modify the requirements as to eligibility for participation in this Plan.

     4.5     Successors  in  Interest.  The  provisions  of  this  Plan  and the
             ------------------------
actions of the Committee shall be binding upon all heirs, successors and assigns of the Company and of the Employees.

     4.6     Other  Documents.  All documents prepared, executed or delivered in
             ----------------
connection with this Plan (including, without limitation, Option Agreements and Incentive Agreements) shall be, in substance and form, as established and modified by the Committee; provided, however, that all such documents shall be subject in every respect to the provisions of this Plan, and in the event of any conflict between the terms of any such document and this Plan, the provisions of this Plan shall prevail.

     4.7     Fairness  of  the  Repurchase Price.  In the event that the Company
             -----------------------------------
repurchases securities upon termination of employment pursuant to this Plan, either: (a) the price will not be less than the fair market value of the securities to be repurchased on the date of termination of employment, and the right to repurchase will be exercised for cash or cancellation of purchase money indebtedness for the securities within 90 days of termination of the employment (or in the case of securities issued upon exercise of options after the date of termination, within 90 days after the date of the exercise), and the right terminates when the Company's securities become publicly traded, or (b) Company will repurchase securities at the original purchase price, provided that the right to repurchase at the original purchase price lapses at the rate of at least 20 percent of the securities per year over five years from the date the option is granted (without respect to the date the option was exercised or became exercisable) and the right to repurchase must be exercised for cash or cancellation of purchase money indebtedness for the securities within 90 days of termination of employment (or in case of securities issued upon exercise of options after the date of termination, within 90 days after the date of the exercise).

     4.8     No  Obligation  to  Continue  Employment.  This Plan and the grants
             ----------------------------------------
which might be made hereunder shall not impose any obligation on the Company to continue to employ any Employee. Moreover, no provision of this Plan or any document executed or delivered pursuant to this Plan shall be deemed modified in any way by any employment contract between an Employee (or other employee) and the Company.

     4.9     Misconduct  of an Employee.  Notwithstanding any other provision of
             --------------------------
this Plan, if an Employee commits fraud or dishonesty toward the Company or wrongfully uses or discloses any trade secret, confidential data or other information proprietary to the Company, or intentionally takes any other action which results in material harm to the Company, as determined by the Committee, in its sole and absolute discretion, the Employee shall forfeit all rights and benefits under this Plan.

     4.10     Term  of  Plan.  No  Stock  Option  shall be exercisable, or Award
              --------------
granted, unless and until the Directors of the Company have approved this Plan and all other legal requirements have been met. This Plan was adopted by the Board effective January 6, 2005. No Stock Options or Awards may be granted under this Plan after January 6, 2015.

     4.11     Governing  Law.  This  Plan and all actions taken thereunder shall
              --------------
be governed by, and construed in accordance with, the laws of the State of Nevada.

     4.12     Assumption  Agreements.  The  Company will require each successor,
              ----------------------
(direct or indirect, whether by purchase, merger, consolidation or otherwise), to all or substantially all of the business or assets of the Company, prior to the consummation of each such transaction, to assume and agree to perform the terms and provisions remaining to be performed by the Company under each Incentive Agreement and Stock Option and to preserve the benefits to the Employees thereunder. Such assumption and agreement shall be set forth in a written agreement in form and substance satisfactory to the Committee (an "Assumption Agreement"), and shall include such adjustments, if any, in the application of the provisions of the Incentive Agreements and Stock Options and such additional provisions, if any, as the Committee shall require and approve, in order to preserve such benefits to the Employees. Without limiting the generality of the foregoing, the Committee may require an Assumption Agreement to include satisfactory undertakings by a successor:

               (a) To provide liquidity to the Employees at the end of the Restriction Period applicable to the Common Stock awarded to them under this Plan, or on the exercise of Stock Options;

               (b) If the succession occurs before the expiration of any period specified in the Incentive Agreements for satisfaction of performance criteria applicable to the Common Stock awarded thereunder, to refrain from interfering with the Company's ability to satisfy such performance criteria or to agree to modify such performance criteria and/or waive any criteria that cannot be satisfied as a result of the succession;

               (c) To require any future successor to enter into an Assumption Agreement; and

               (d) To take or refrain from taking such other actions as the Committee may require and approve, in its discretion.

     4.13     Compliance  with  Rule  16b-3.  Transactions  under  this Plan are
              -----------------------------
intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent that any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     4.14     Information to Shareholders.  The Company shall furnish to each of
              ---------------------------
its stockholders financial statements of the Company at least annually.

     IN WITNESS WHEREOF, this Plan has been executed effective as of January 6, 2005.


                                        MARMION INDUSTRIES CORP.



                                        By /s/ Wilbert H. Marmion
                                           -------------------------------------
                                           Wilbert H. Marmion, President

                            MARMION INDUSTRIES CORP.
       NON-EMPLOYEE DIRECTORS AND CONSULTANTS RETAINER STOCK PLAN FOR THE
                                    YEAR 2005


     1.     Introduction.  This  Plan  shall be known as the "Marmion Industries
            ------------
Corp. Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2005," and is hereinafter referred to as the "Plan." The purposes of this Plan are to enable Marmion Industries Corp., a Nevada corporation (the "Company"), to promote the interests of the Company and its stockholders by attracting and retaining non-employee Directors and Consultants capable of furthering the future success of the Company and by aligning their economic interests more closely with those of the Company's stockholders, by paying their retainer or fees in the form of shares of the Company's common stock, par value $0.001 per share (the "Common Stock").

     2.     Definitions.  The  following terms shall have the meanings set forth
            -----------
below:

     "Board" means the Board of Directors of the Company.

     "Change of Control" has the meaning set forth in Paragraph 12(d) hereof.

     "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder. References to any provision of the Code or rule or regulation thereunder shall be deemed to include any amended or successor provision, rule or regulation.

     "Committee" means the committee that administers this Plan, as more fully defined in Paragraph 13 hereof.

     "Common Stock" has the meaning set forth in Paragraph 1 hereof.

     "Company" has the meaning set forth in Paragraph 1 hereof.

     "Consultants" means Company's consultants and advisors only if: (i) they are natural persons; (ii) they provide bona fide services to the Company; and
(iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities.

     "Deferral Election" has the meaning set forth in Paragraph 6 hereof.

     "Deferred Stock Account" means a bookkeeping account maintained by the Company for a Participant representing the Participant's interest in the shares credited to such Deferred Stock Account pursuant to Paragraph 7 hereof.

     "Delivery Date" has the meaning set forth in Paragraph 6 hereof.

     "Director" means an individual who is a member of the Board of Directors of the Company.

     "Dividend Equivalent" for a given dividend or other distribution means a number of shares of the Common Stock having a Fair Market Value, as of the record date for such dividend or distribution, equal to the amount of cash, plus the Fair Market Value on the date of distribution of any property, that is distributed with respect to one share of the Common Stock pursuant to such dividend or distribution; such Fair Market Value to be determined by the Committee in good faith.

     "Effective Date" has the meaning set forth in Paragraph 3 hereof.

     "Exchange Act" has the meaning set forth in Paragraph 12(d) hereof.

     "Fair Market Value" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

     "Participant" has the meaning set forth in Paragraph 4 hereof.

     "Payment Time" means the time when a Stock Retainer is payable to a Participant pursuant to Paragraph 5 hereof (without regard to the effect of any Deferral Election).

     "Stock Retainer" has the meaning set forth in Paragraph 5 hereof.

     "Third Anniversary" has the meaning set forth in Paragraph 6 hereof.

     3.     Effective  Date  of  the  Plan.  This  Plan was adopted by the Board
            ------------------------------
effective  January  6,  2005  (the  "Effective  Date").

     4.     Eligibility.  Each individual who is a Director or Consultant on the
            -----------
Effective Date and each individual who becomes a Director or Consultant thereafter during the term of this Plan, shall be a participant (the "Participant") in this Plan, in each case during such period as such individual remains a Director or Consultant and is not an employee of the Company or any of its subsidiaries. Each credit of shares of the Common Stock pursuant to this Plan shall be evidenced by a written agreement duly executed and delivered by or on behalf of the Company and a Participant, if such an agreement is required by the Company to assure compliance with all applicable laws and regulations.

     5.     Grants  of  Shares.  Commencing on the Effective Date, the amount of
            ------------------
compensation for service to directors or consultants shall be payable in shares of the Common Stock (the "Stock Retainer") pursuant to this Plan. The deemed issuance price of shares of the Common Stock subject to each Stock Retainer shall not be less than 85 percent of the Fair Market Value of the Common Stock on the date of the grant. In the case of any person who owns securities possessing more than ten percent of the combined voting power of all classes of securities of the issuer or its parent or subsidiaries possessing voting power, the deemed issuance price of shares of the Common Stock subject to each Stock Retainer shall be at least 100 percent of the Fair Market Value of the Common Stock on the date of the grant.

     6.     Deferral  Option.  From  and after the Effective Date, a Participant
            ----------------
may make an election (a "Deferral Election") on an annual basis to defer delivery of the Stock Retainer specifying which one of the following ways the Stock Retainer is to be delivered (a) on the date which is three years after the Effective Date for which it was originally payable (the "Third Anniversary"),
(b) on the date upon which the Participant ceases to be a Director or Consultant for any reason (the "Departure Date") or (c) in five equal annual installments commencing on the Departure Date (the "Third Anniversary" and "Departure Date" each being referred to herein as a "Delivery Date"). Such Deferral Election shall remain in effect for each Subsequent Year unless changed, provided that, any Deferral Election with respect to a particular Year may not be changed less than six months prior to the beginning of such Year, and provided, further, that no more than one Deferral Election or change thereof may be made in any Year.

     Any Deferral Election and any change or revocation thereof shall be made by delivering written notice thereof to the Committee no later than six months prior to the beginning of the Year in which it is to be effected; provided that, with respect to the Year beginning on the Effective Date, any Deferral Election or revocation thereof must be delivered no later than the close of business on the 30th day after the Effective Date.

     7.     Deferred  Stock  Accounts.  The  Company  shall  maintain a Deferred
            -------------------------
Stock Account for each Participant who makes a Deferral Election to which shall be credited, as of the applicable Payment Time, the number of shares of the Common Stock payable pursuant to the Stock Retainer to which the Deferral Election relates. So long as any amounts in such Deferred Stock Account have not been delivered to the Participant under Paragraph 8 hereof, each Deferred Stock Account shall be credited as of the payment date for any dividend paid or other distribution made with respect to the Common Stock, with a number of shares of the Common Stock equal to (a) the number of shares of the Common Stock shown in such Deferred Stock Account on the record date for such dividend or distribution multiplied by (b) the Dividend Equivalent for such dividend or distribution.

     8.     Delivery  of  Shares.
            --------------------

     (a) The shares of the Common Stock in a Participant's Deferred Stock Account with respect to any Stock Retainer for which a Deferral Election has been made (together with dividends attributable to such shares credited to such Deferred Stock Account) shall be delivered in accordance with this Paragraph 8 as soon as practicable after the applicable Delivery Date. Except with respect to a Deferral Election pursuant to Paragraph 6 hereof, or other agreement between the parties, such shares shall be delivered at one time; provided that, if the number of shares so delivered includes a fractional share, such number shall be rounded to the nearest whole number of shares. If the Participant has in effect a Deferral Election pursuant to Paragraph 6 hereof, then such shares shall be delivered in five equal annual installments (together with dividends attributable to such shares credited to such Deferred Stock Account), with the first such installment being delivered on the first anniversary of the Delivery Date; provided that, if in order to equalize such installments, fractional shares would have to be delivered, such installments shall be adjusted by rounding to the nearest whole share. If any such shares are to be delivered after the Participant has died or become legally incompetent, they shall be delivered to the Participant's estate or legal guardian, as the case may be, in accordance with the foregoing; provided that, if the Participant dies with a Deferral Election pursuant to Paragraph 6 hereof in effect, the Committee shall deliver all remaining undelivered shares to the Participant's estate immediately. References to a Participant in this Plan shall be deemed to refer to the Participant's estate or legal guardian, where appropriate.

     (b) The Company may, but shall not be required to, create a grantor trust or utilize an existing grantor trust (in either case, "Trust") to assist it in accumulating the shares of the Common Stock needed to fulfill its obligations under this Paragraph 8. However, Participants shall have no beneficial or other interest in the Trust and the assets thereof, and their rights under this Plan shall be as general creditors of the Company, unaffected by the existence or nonexistence of the Trust, except that deliveries of Stock Retainers to Participants from the Trust shall, to the extent thereof, be treated as satisfying the Company's obligations under this Paragraph 8.

     9.     Share  Certificates;  Voting and Other Rights.  The certificates for
            ---------------------------------------------
shares delivered to a Participant pursuant to Paragraph 8 above shall be issued in the name of the Participant, and from and after the date of such issuance the Participant shall be entitled to all rights of a stockholder with respect to the Common Stock for all such shares issued in his name, including the right to vote the shares, and the Participant shall receive all dividends and other distributions paid or made with respect thereto.

     10.     General  Restrictions.
             ---------------------

          (a) Notwithstanding any other provision of this Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of the Common Stock under this Plan prior to fulfillment of all of the following conditions:

               (i) Listing or approval for listing upon official notice of issuance of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be a market for the Common Stock;

               (ii) Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, upon the advice of counsel, deem necessary or advisable; and

               (iii) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, after receiving the advice of counsel, determine to be necessary or advisable.

          (b) Nothing contained in this Plan shall prevent the Company from adopting other or additional compensation arrangements for the Participants.

     11.     Shares Available.  The maximum number of shares of the Common Stock
             ----------------
which may in the aggregate be paid as Stock Retainers pursuant to this Plan is 250,000,000. Shares of the Common Stock issuable under this Plan may be taken from treasury shares of the Company or purchased on the open market. In the event that any outstanding Stock Retainer under this Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Stock Retainer shall be available for issuance under the Marmion Industries Corp. Employee Stock Incentive Plan for the Year 2005. The Compensation Committee may, in its discretion, increase the number of shares available for issuance under this Plan, while correspondingly decreasing the number of shares available for issuance under Marmion Industries Corp. Employee Stock Incentive Plan for the Year 2005.

     12.     Adjustments;  Change  of  Control.
             ---------------------------------

          (a) In the event that there is, at any time after the Board adopts this Plan, any change in corporate capitalization, such as a stock split, combination of shares, exchange of shares, warrants or rights offering to purchase the Common Stock at a price below its Fair Market Value, reclassification, or recapitalization, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, stock dividend, or other extraordinary distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company (each of the foregoing a "Transaction"), in each case other than any such Transaction which constitutes a Change of Control (as defined below),
(i) the Deferred Stock Accounts shall not be credited with the amount and kind of shares or other property which would have been received by a holder of the number of shares of the Common Stock held in such Deferred Stock Account had such shares of the Common Stock been outstanding as of the effectiveness of any such Transaction, (ii) the number and kind of shares or other property subject to this Plan shall also not be appropriately adjusted to reflect the effectiveness of any such Transaction, and (iii) the Committee will not adjust any other relevant provisions of this Plan to reflect any such transaction.

          (b) If the shares of the Common Stock credited to the Deferred Stock Accounts are converted pursuant to Paragraph 12(a) into another form of property, references in this Plan to the Common Stock shall be deemed, where appropriate, to refer to such other form of property, with such other modifications as may be required for this Plan to operate in accordance with its purposes. Without limiting the generality of the foregoing, references to delivery of certificates for shares of the Common Stock shall be deemed to refer to delivery of cash and the incidents of ownership of any other property held in the Deferred Stock Accounts.

          (c) In the event of a Change of Control, the following shall occur on the date of the Change of Control (i) the shares of the Common Stock held in each Participant's Deferred Stock Account shall be deemed to be issued and outstanding as of the Change of Control; (ii) the Company shall forthwith deliver to each Participant who has a Deferred Stock Account all of the shares of the Common Stock or any other property held in such Participant's Deferred Stock Account; and (iii) this Plan shall be terminated.

          (d) For purposes of this Plan, Change of Control shall mean any of the following events:

               (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 40 percent or more of either (1) the then outstanding shares of the Common Stock of the Company (the "Outstanding Company Common Stock"), or (2) the combined voting power of then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A), (B) and (C) of paragraph (iii) of this Paragraph 12(d) are satisfied; or

               (ii) Individuals who, as of the date hereof, constitute the Board of the Company (as of the date hereof, "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

               (iii) Approval by the stockholders of the Company of a reorganization, merger, binding share exchange or consolidation, unless, following such reorganization, merger, binding share exchange or consolidation
(A) more than 60 percent of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, binding share exchange or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, binding share exchange or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger, binding share exchange or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger, binding share exchange or consolidation, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation or the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger, binding share exchange or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger, binding share exchange or consolidation; or

               (iv) Approval by the stockholders of the Company of (1) a complete liquidation or dissolution of the Company, or (2) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 60 percent of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and
(C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

     13.     Administration;  Amendment  and  Termination.
             --------------------------------------------

          (a) This Plan shall be administered by a committee consisting of two members who shall be the current directors of the Company or senior executive officers or other directors who are not Participants as may be designated by the Chief Executive Officer (the "Committee"), which shall have full authority to construe and interpret this Plan, to establish, amend and rescind rules and regulations relating to this Plan, and to take all such actions and make all such determinations in connection with this Plan as it may deem necessary or desirable.

          (b) The Board may from time to time make such amendments to this Plan, including to preserve or come within any exemption from liability under
Section 16(b) of the Exchange Act, as it may deem proper and in the best interest of the Company without further approval of the Company's stockholders, provided that, to the extent required under Nevada law or to qualify transactions under this Plan for exemption under Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be adopted without further approval of the Company's stockholders and, provided, further, that if and to the extent required for this Plan to comply with Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be made more than once in any six month period that would change the amount, price or timing of the grants of the Common Stock hereunder other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder. The Board may terminate this Plan at any time by a vote of a majority of the members thereof.

     14.     Restrictions  on  Transfer.  Each  Stock  Option granted under this
             --------------------------
Plan shall be transferable only by will or the laws of descent and distribution. No interest of any Employee under this Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Each Stock Option granted under this Plan shall be exercisable during an Employee's lifetime only by the Employee or by the Employee's legal representative.

     15.     Term  of  Plan.  No  shares  of  the  Common Stock shall be issued,
             --------------
unless and until the Directors of the Company have approved this Plan and all other legal requirements have been met. This Plan was adopted by the Board effective January 6, 2005, and shall expire on January 6, 2015.

     16.     Governing Law.  This Plan and all actions taken thereunder shall be
             -------------
governed  by, and construed in accordance with, the laws of the State of Nevada.

     17.     Information  to Shareholders.  The Company shall furnish to each of
             ----------------------------
its stockholders financial statements of the Company at least annually.

     18.     Miscellaneous.
             -------------

          (a) Nothing in this Plan shall be deemed to create any obligation on the part of the Board to nominate any Director for reelection by the Company's stockholders or to limit the rights of the stockholders to remove any Director.

          (b) The Company shall have the right to require, prior to the issuance or delivery of any shares of the Common Stock pursuant to this Plan, that a Participant make arrangements satisfactory to the Committee for the withholding of any taxes required by law to be withheld with respect to the issuance or delivery of such shares, including, without limitation, by the withholding of shares that would otherwise be so issued or delivered, by withholding from any other payment due to the Participant, or by a cash payment to the Company by the Participant.

     IN WITNESS WHEREOF, this Plan has been executed effective as of January 6, 2005.


                                        MARMION INDUSTRIES CORP.



                                        By /s/ Wilbert H. Marmion
                                           -------------------------------------
                                           Wilbert H. Marmion, President

                            MARMION INDUSTRIES CORP.
              EMPLOYEE STOCK INCENTIVE PLAN FOR THE YEAR 2005 NO. 2

     1.     General  Provisions.
            -------------------

     1.1     Purpose.  This  Stock  Incentive  Plan  (the "Plan") is intended to
             -------
allow designated officers and employees (all of whom are sometimes collectively referred to herein as the "Employees," or individually as the "Employee") of Marmion Industries Corp., a Nevada corporation (the "Company") and its Subsidiaries (as that term is defined below) which they may have from time to time (the Company and such Subsidiaries are referred to herein as the "Company") to receive certain options (the "Stock Options") to purchase common stock of the Company, par value $0.001 per share (the "Common Stock"), and to receive grants of the Common Stock subject to certain restrictions (the "Awards"). As used in this Plan, the term "Subsidiary" shall mean each corporation which is a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"). The purpose of this Plan is to provide the Employees, who make significant and extraordinary contributions to the long-term growth and performance of the Company, with equity-based compensation incentives, and to attract and retain the Employees.

     1.2     Administration.
             --------------

     1.2.1 The Plan shall be administered by the Compensation Committee (the "Committee") of, or appointed by, the Board of Directors of the Company (the "Board"). The Committee shall select one of its members as Chairman and shall act by vote of a majority of a quorum, or by unanimous written consent. A majority of its members shall constitute a quorum. The Committee shall be governed by the provisions of the Company's Bylaws and of Nevada law applicable to the Board, except as otherwise provided herein or determined by the Board.

     1.2.2 The Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan (a) to approve the Employees nominated by the management of the Company to be granted Awards or Stock Options; (b) to determine the number of Awards or Stock Options to be granted to an Employee; (c) to determine the time or times at which Awards or Stock Options shall be granted; to establish the terms and conditions upon which Awards or Stock Options may be exercised; (d) to remove or adjust any restrictions and conditions upon Awards or Stock Options; (e) to specify, at the time of grant, provisions relating to exercisability of Stock Options and to accelerate or otherwise modify the exercisability of any Stock Options; and (f) to adopt such rules and regulations and to make all other determinations deemed necessary or desirable for the administration of this Plan. All interpretations and constructions of this Plan by the Committee, and all of its actions hereunder, shall be binding and conclusive on all persons for all purposes.

     1.2.3 The Company hereby agrees to indemnify and hold harmless each Committee member and each Employee, and the estate and heirs of such Committee member or Employee, against all claims, liabilities, expenses, penalties, damages or other pecuniary losses, including legal fees, which such Committee member or Employee, his estate or heirs may suffer as a result of his responsibilities, obligations or duties in connection with this Plan, to the extent that insurance, if any, does not cover the payment of such items. No member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award or Stock Option granted pursuant to this Plan.

     1.3     Eligibility  and  Participation.  The Employees eligible under this
             -------------------------------
Plan shall be approved by the Committee from those Employees who, in the opinion of the management of the Company, are in positions which enable them to make significant contributions to the long-term performance and growth of the Company. In selecting the Employees to whom Award or Stock Options may be granted, consideration shall be given to factors such as employment position, duties and responsibilities, ability, productivity, length of service, morale, interest in the Company and recommendations of supervisors.

     1.4     Shares  Subject  to this Plan.  The maximum number of shares of the
             -----------------------------
Common Stock that may be issued pursuant to this Plan shall be 1,500,000,000 subject to the provisions of Paragraph 4.1. If shares of the Common Stock awarded or issued under this Plan are reacquired by the Company due to a forfeiture or for any other reason, such shares shall be cancelled and thereafter shall again be available for purposes of this Plan. If a Stock Option expires, terminates or is cancelled for any reason without having been exercised in full, the shares of the Common Stock not purchased thereunder shall again be available for purposes of this Plan. In the event that any outstanding Stock Option or Award under this Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Stock Option or Award shall be available for issuance under the Marmion Industries Corp. Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2005 No. 2. The Compensation Committee may, in its discretion, increase the number of shares available for issuance under this Plan, while correspondingly decreasing the number of shares available for issuance under Marmion Industries Corp. Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2005 No. 2.

     2.     Provisions  Relating  to  Stock  Options.
            ----------------------------------------

     2.1     Grants  of Stock Options.  The Committee may grant Stock Options in
             ------------------------
such amounts, at such times, and to the Employees nominated by the management of the Company as the Committee, in its discretion, may determine. Stock Options granted under this Plan shall constitute "incentive stock options" within the meaning of Section 422 of the Code, if so designated by the Committee on the date of grant. The Committee shall also have the discretion to grant Stock Options which do not constitute incentive stock options, and any such Stock Options shall be designated non-statutory stock options by the Committee on the date of grant. The aggregate Fair Market Value (determined as of the time an incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by any Employee during any one calendar year (under all plans of the Company and any parent or subsidiary of the Company) may not exceed the maximum amount permitted under
Section 422 of the Code (currently, $100,000.00). Non-statutory stock options shall not be subject to the limitations relating to incentive stock options contained in the preceding sentence. Each Stock Option shall be evidenced by a written agreement (the "Option Agreement") in a form approved by the Committee, which shall be executed on behalf of the Company and by the Employee to whom the Stock Option is granted, and which shall be subject to the terms and conditions of this Plan. In the discretion of the Committee, Stock Options may include provisions (which need not be uniform), authorized by the Committee in its discretion, that accelerate an Employee's rights to exercise Stock Options following a "Change in Control," upon termination of the Employee's employment by the Company without "Cause" or by the Employee for "Good Reason," as such terms are defined in Paragraph 3.1 hereof. The holder of a Stock Option shall not be entitled to the privileges of stock ownership as to any shares of the Common Stock not actually issued to such holder.

     2.2     Purchase  Price.  The  purchase  price  (the  "Exercise  Price") of
             ---------------
shares of the Common Stock subject to each Stock Option (the "Option Shares") shall not be less than 85 percent of the Fair Market Value of the Common Stock on the date of the grant of the option. For an Employee holding greater than 10 percent of the total voting power of all stock of the Company, either Common or Preferred, the Exercise Price of an incentive stock option shall be at least 110 percent of the Fair Market Value of the Common Stock on the date of the grant of the option. As used herein, "Fair Market Value" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

     2.3     Option Period.  The Stock Option period (the "Term") shall commence
             -------------
on the date of grant of the Stock Option and shall be 10 years or such shorter period as is determined by the Committee. Each Stock Option shall provide that it is exercisable over its term in such periodic installments as the Committee may determine, subject to the provisions of Paragraph 2.4.1. Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") exempts persons normally subject to the reporting requirements of Section 16(a) of the Exchange

Act (the "Section 16 Reporting Persons") pursuant to a qualified employee stock option plan from the normal requirement of not selling until at least six months and one day from the date the Stock Option is granted.

     2.4     Exercise  of  Options.
             ---------------------

     2.4.1 Each Stock Option may be exercised in whole or in part (but not as to fractional shares) by delivering it for surrender or endorsement to the Company, attention of the Corporate Secretary, at the principal office of the Company, together with payment of the Exercise Price and an executed Notice and Agreement of Exercise in the form prescribed by Paragraph 2.4.2. Payment may be made (a) in cash, (b) by cashier's or certified check, (c) by surrender of previously owned shares of the Common Stock valued pursuant to Paragraph 2.2 (if the Committee authorizes payment in stock in its discretion), (d) by withholding from the Option Shares which would otherwise be issuable upon the exercise of the Stock Option that number of Option Shares equal to the exercise price of the Stock Option, if such withholding is authorized by the Committee in its discretion, or (e) in the discretion of the Committee, by the delivery to the Company of the optionee's promissory note secured by the Option Shares, bearing interest at a rate sufficient to prevent the imputation of interest under Sections 483 or 1274 of the Code, and having such other terms and conditions as may be satisfactory to the Committee. Subject to the provisions of this Paragraph 2.4 and Paragraph 2.5, the Employee has the right to exercise his or her Stock Options at the rate of at least 20 percent per year over five years from the date the Stock Option is granted.

     2.4.2 Exercise of each Stock Option is conditioned upon the agreement of the Employee to the terms and conditions of this Plan and of such Stock Option as evidenced by the Employee's execution and delivery of a Notice and Agreement of Exercise in a form to be determined by the Committee in its discretion. Such Notice and Agreement of Exercise shall set forth the agreement of the Employee that (a) no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended (the "Securities Act") or any other applicable federal or state securities laws, (b) each Option Share certificate may be imprinted with legends reflecting any applicable federal and state securities law restrictions and conditions, (c) the Company may comply with said securities law restrictions and issue "stop transfer" instructions to its Transfer Agent and Registrar without liability, (d) if the Employee is a
Section 16 Reporting Person, the Employee will furnish to the Company a copy of each Form 4 or Form 5 filed by said Employee and will timely file all reports required under federal securities laws, and (e) the Employee will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

     2.4.3 No Stock Option shall be exercisable unless and until any applicable registration or qualification requirements of federal and state securities laws, and all other legal requirements, have been fully complied with. At no time shall the total number of securities issuable upon exercise of all outstanding options under this Plan, and the total number of securities provided for under any bonus or similar plan or agreement of the Company exceed a number of securities which is equal to 30 percent of the then outstanding securities of the Company, unless a percentage higher than 30 percent is approved by at least two-thirds of the outstanding securities entitled to vote. The Company will use reasonable efforts to maintain the effectiveness of a Registration Statement under the Securities Act for the issuance of Stock
Options and shares acquired thereunder, but there may be times when no such Registration Statement will be currently effective. The exercise of Stock
Options may be temporarily suspended without liability to the Company during times when no such Registration Statement is currently effective, or during times when, in the reasonable opinion of the Committee, such suspension is necessary to preclude violation of any requirements of applicable law or regulatory bodies having jurisdiction over the Company. If any Stock Option would expire for any reason except the end of its term during such a suspension, then if exercise of such Stock Option is duly tendered before its expiration, such Stock Option shall be exercisable and exercised (unless the attempted exercise is withdrawn) as of the first day after the end of such suspension. The Company shall have no obligation to file any Registration Statement covering resales of Option Shares.

     2.5     Continuous  Employment.  Except as provided in Paragraph 2.7 below,
             ----------------------
an Employee may not exercise a Stock Option unless from the date of grant to the date of exercise the Employee remains continuously in the employ of the Company. For purposes of this Paragraph 2.5, the period of continuous employment of an Employee with the Company shall be deemed to include (without extending the term of the Stock Option) any period during which the Employee is on leave of absence with the consent of the Company, provided that such leave of absence shall not exceed three months and that the Employee returns to the employ of the Company at the expiration of such leave of absence. If the Employee fails to return to the employ of the Company at the expiration of such leave of absence, the Employee's employment with the Company shall be deemed terminated as of the date such leave of absence commenced. The continuous employment of an Employee with the Company shall also be deemed to include any period during which the Employee is a member of the Armed Forces of the United States, provided that the Employee returns to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date the Employee first becomes entitled to a discharge from military service. If an Employee does not return to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date the Employee first becomes entitled to a discharge from military service, the Employee's employment with the Company shall be deemed to have terminated as of the date the Employee's military service ended.

     2.6     Restrictions  on  Transfer.  Each  Stock  Option granted under this
             --------------------------
Plan shall be transferable only by will or the laws of descent and distribution. No interest of any Employee under this Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Each Stock Option granted under this Plan shall be exercisable during an Employee's lifetime only by the Employee or by the Employee's legal representative.

     2.7     Termination  of  Employment.
             ---------------------------

     2.7.1 Upon an Employee's Retirement, Disability (both terms being defined below) or death, (a) all Stock Options to the extent then presently exercisable shall remain in full force and effect and may be exercised pursuant to the provisions thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter. Unless employment is terminated for cause, as defined by applicable law, the right to exercise in the event of termination of employment, to the extent that the optionee is entitled to exercise on the date the employment terminates as follows:

          (i) At least six months from the date of termination if termination was caused by death or disability.

          (ii) At least 30 days from the date of termination if termination was caused by other than death or disability.

     2.7.2 Upon the termination of the employment of an Employee for any reason other than those specifically set forth in Paragraph 2.7.1, (a) all Stock Options to the extent then presently exercisable by the Employee shall remain exercisable only for a period of 90 days after the date of such termination of employment (except that the 90 day period shall be extended to 12 months if the Employee shall die during such 90 day period), and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

     2.7.3     For  purposes  of  this  Plan:

          (a) "Retirement" shall mean an Employee's retirement from the employ of the Company on or after the date on which the Employee attains the age of 65 years; and

          (b) "Disability" shall mean total and permanent incapacity of an Employee, due to physical impairment or legally established mental incompetence, to perform the usual duties of the Employee's employment with the Company, which disability shall be determined (i) on medical evidence by a licensed physician designated by the Committee, or (ii) on evidence that the Employee has become entitled to receive primary benefits as a disabled employee under the Social Security Act in effect on the date of such disability.

     3.     Provisions  Relating  to  Awards.

     3.1     Grant  of  Awards.  Subject  to  the  provisions  of this Plan, the
             -----------------
Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan, to (1) grant Awards pursuant to this Plan, (2) determine the number of shares of the Common Stock subject to each Award (the "Award Shares"), (3) determine the terms and conditions (which need not be identical) of each Award, including the consideration (if any) to be paid by the Employee for such Common Stock, which may, in the Committee's discretion, consist of the delivery of the Employee's promissory note meeting the requirements of Paragraph 2.4.1, (4) establish and modify performance criteria for Awards, and (5) make all of the determinations necessary or advisable with respect to Awards under this Plan. Each Award under this Plan shall consist of a grant of shares of the Common Stock subject to a restriction period (after which the restrictions shall lapse), which shall be a period commencing on the date the Award is granted and ending on such date as the Committee shall determine (the "Restriction Period"). The Committee may provide for the lapse of restrictions in installments, for acceleration of the lapse of restrictions upon the satisfaction of such performance or other criteria or upon the occurrence of such events as the Committee shall determine, and for the early expiration of the Restriction Period upon an Employee's death, Disability or Retirement as defined in Paragraph 2.7.3, or, following a Change of Control, upon termination of an Employee's employment by the Company without "Cause" or by the Employee for "Good Reason," as those terms are defined herein. For purposes of this Plan:

     "Change of Control" shall be deemed to occur (a) on the date the Company first has actual knowledge that any person (as such term is used in Sections
13(d) and 14(d)(2) of the Exchange Act) has become the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40 percent or more of the combined voting power of the Company's then outstanding securities, or (b) on the date the stockholders of the Company approve (i) a merger of the Company with or into any other corporation in which the Company is not the surviving corporation or in which the Company survives as a subsidiary of another corporation, (ii) a consolidation of the Company with any other corporation, or (iii) the sale or disposition of all or substantially all of the Company's assets or a plan of complete liquidation.

     "Cause," when used with reference to termination of the employment of an Employee by the Company for "Cause," shall mean:

               (a) The Employee's continuing willful and material breach of his duties to the Company after he receives a demand from the Chief Executive of the Company specifying the manner in which he has willfully and materially breached such duties, other than any such failure resulting from Disability of the Employee or his resignation for "Good Reason," as defined herein; or

               (b)     The  conviction  of  the  Employee  of  a  felony;  or

               (c) The Employee's commission of fraud in the course of his employment with the Company, such as embezzlement or other material and intentional violation of law against the Company; or

               (d) The Employee's gross misconduct causing material harm to the Company.

     "Good Reason" shall mean any one or more of the following, occurring following or in connection with a Change of Control and within 90 days prior to the Employee's resignation, unless the Employee shall have consented thereto in writing:

               (a) The assignment to the Employee of duties inconsistent with his executive status prior to the Change of Control or a substantive change in the officer or officers to whom he reports from the officer or officers to whom he reported immediately prior to the Change of Control; or

               (b) The elimination or reassignment of a majority of the duties and responsibilities that were assigned to the Employee immediately prior to the Change of Control; or

               (c) A reduction by the Company in the Employee's annual base salary as in effect immediately prior to the Change of Control; or

               (d) The Company requiring the Employee to be based anywhere outside a 35-mile radius from his place of employment immediately prior to the Change of Control, except for required travel on the Company's business to an extent substantially consistent with the Employee's business travel obligations immediately prior to the Change of Control; or

               (e) The failure of the Company to grant the Employee a performance bonus reasonably equivalent to the same percentage of salary the Employee normally received prior to the Change of Control, given comparable performance by the Company and the Employee; or

               (f)     The  failure  of  the  Company  to  obtain a satisfactory
Assumption Agreement (as defined in Paragraph 4.12 of this Plan) from a successor, or the failure of such successor to perform such Assumption Agreement.

     3.2     Incentive  Agreements.  Each Award granted under this Plan shall be
             ---------------------
evidenced by a written agreement (an "Incentive Agreement") in a form approved by the Committee and executed by the Company and the Employee to whom the Award is granted. Each Incentive Agreement shall be subject to the terms and conditions of this Plan and other such terms and conditions as the Committee may specify.

     3.3     Amendment,  Modification and Waiver of Restrictions.  The Committee
             ---------------------------------------------------
may modify or amend any Award under this Plan or waive any restrictions or conditions applicable to the Award; provided, however, that the Committee may not undertake any such modifications, amendments or waivers if the effect thereof materially increases the benefits to any Employee, or adversely affects the rights of any Employee without his consent.

     3.4     Terms and Conditions of Awards.  Upon receipt of an Award of shares
             ------------------------------
of the Common Stock under this Plan, even during the Restriction Period, an Employee shall be the holder of record of the shares and shall have all the rights of a stockholder with respect to such shares, subject to the terms and conditions of this Plan and the Award.

     3.4.1 Except as otherwise provided in this Paragraph 3.4, no shares of the Common Stock received pursuant to this Plan shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period applicable to such shares. Any purported disposition of such Common Stock in violation of this Paragraph 3.4 shall be null and void.

     3.4.2 If an Employee's employment with the Company terminates prior to the expiration of the Restriction Period for an Award, subject to any provisions of the Award with respect to the Employee's death, Disability or Retirement, or Change of Control, all shares of the Common Stock subject to the Award shall be immediately forfeited by the Employee and reacquired by the Company, and the Employee shall have no further rights with respect to the Award. In the discretion of the Committee, an Incentive Agreement may provide that, upon the forfeiture by an Employee of Award Shares, the Company shall repay to the Employee the consideration (if any) which the Employee paid for the Award Shares on the grant of the Award. In the discretion of the Committee, an Incentive Agreement may also provide that such repayment shall include an interest factor on such consideration from the date of the grant of the Award to the date of such repayment.

     3.4.3 The Committee may require under such terms and conditions as it deems appropriate or desirable that (a) the certificates for the Common Stock delivered under this Plan are to be held in custody by the Company or a person or institution designated by the Company until the Restriction Period expires,
(b) such certificates shall bear a legend referring to the restrictions on the Common Stock pursuant to this Plan, and (c) the Employee shall have delivered to the Company a stock power endorsed in blank relating to the Common Stock.

     4.     Miscellaneous Provisions.

     4.1     Adjustments  Upon  Change  in  Capitalization.
             ---------------------------------------------

     4.1.1 The number and class of shares subject to each outstanding Stock Option, the Exercise Price thereof (and the total price), the maximum number of Stock Options that may be granted under this Plan, the minimum number of shares as to which a Stock Option may be exercised at any one time, and the number and class of shares subject to each outstanding Award, shall not be proportionately adjusted in the event of any increase or decrease in the number of the issued shares of the Common Stock which results from a split-up or consolidation of shares, payment of a stock dividend or dividends exceeding a total of five percent for which the record dates occur in any one fiscal year, a recapitalization (other than the conversion of convertible securities according to their terms), a combination of shares or other like capital adjustment, so that (a) upon exercise of the Stock Option, the Employee shall receive the number and class of shares the Employee would have received prior to any such capital adjustment becoming effective, and (b) upon the lapse of restrictions of the Award Shares, the Employee shall receive the number and class of shares the Employee would have received prior to any such capital adjustment becoming effective.

     4.1.2 Upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation or in which the Company survives as a wholly-owned subsidiary of another corporation, or upon a sale of all or substantially all of the property of the Company to another corporation, or any dividend or distribution to stockholders of more than 10 percent of the Company's assets, adequate adjustment or other provisions shall be made by the Company or other party to such transaction so that there shall remain and/or be substituted for the Option Shares and Award Shares provided for herein, the shares, securities or assets which would have been issuable or payable in respect of or in exchange for such Option Shares and Award Shares then remaining, as if the Employee had been the owner of such shares as of the applicable date. Any securities so substituted shall be subject to similar successive adjustments.

     4.2     Withholding Taxes.  The Company shall have the right at the time of
             -----------------
exercise of any Stock Option, the grant of an Award, or the lapse of restrictions on Award Shares, to make adequate provision for any federal, state, local or foreign taxes which it believes are or may be required by law to be withheld with respect to such exercise (the "Tax Liability"), to ensure the payment of any such Tax Liability. The Company may provide for the payment of any Tax Liability by any of the following means or a combination of such means, as determined by the Committee in its sole and absolute discretion in the particular case (1) by requiring the Employee to tender a cash payment to the Company, (2) by withholding from the Employee's salary, (3) by withholding from the Option Shares which would otherwise be issuable upon exercise of the Stock Option, or from the Award Shares on their grant or date of lapse of restrictions, that number of Option Shares or Award Shares having an aggregate Fair Market Value (determined in the manner prescribed by Paragraph 2.2) as of the date the withholding tax obligation arises in an amount which is equal to the Employee's Tax Liability or (4) by any other method deemed appropriate by the Committee. Satisfaction of the Tax Liability of a Section 16 Reporting Person may be made by the method of payment specified in clause (3) above only if the following two conditions are satisfied:

               (a) The withholding of Option Shares or Award Shares and the exercise of the related Stock Option occur at least six months and one day following the date of grant of such Stock Option or Award; and

               (b) The withholding of Option Shares or Award Shares is made either (i) pursuant to an irrevocable election (the "Withholding Election") made by the Employee at least six months in advance of the withholding of Options Shares or Award Shares, or (ii) on a day within a 10-day "window period" beginning on the third business day following the date of release of the Company's quarterly or annual summary statement of sales and earnings.

     Anything herein to the contrary notwithstanding, a Withholding Election may be disapproved by the Committee at any time.

     4.3     Relationship  to  Other  Employee Benefit Plans.  Stock Options and
             -----------------------------------------------
Awards granted hereunder shall not be deemed to be salary or other compensation to any Employee for purposes of any pension, thrift, profit-sharing, stock purchase or any other employee benefit plan now maintained or hereafter adopted by the Company.

     4.4     Amendments and Termination.  The Board of Directors may at any time
             --------------------------
suspend, amend or terminate this Plan. No amendment, except as provided in Paragraph 3.3, or modification of this Plan may be adopted, except subject to stockholder approval, which would (1) materially increase the benefits accruing to the Employees under this Plan, (2) materially increase the number of securities which may be issued under this Plan (subject to Paragraph 4.1 hereof), or (3) materially modify the requirements as to eligibility for participation in this Plan.

     4.5     Successors  in  Interest.  The  provisions  of  this  Plan  and the
             ------------------------
actions of the Committee shall be binding upon all heirs, successors and assigns of the Company and of the Employees.

     4.6     Other  Documents.  All documents prepared, executed or delivered in
             ----------------
connection with this Plan (including, without limitation, Option Agreements and Incentive Agreements) shall be, in substance and form, as established and modified by the Committee; provided, however, that all such documents shall be subject in every respect to the provisions of this Plan, and in the event of any conflict between the terms of any such document and this Plan, the provisions of this Plan shall prevail.

     4.7     Fairness  of  the  Repurchase Price.  In the event that the Company
             -----------------------------------
repurchases securities upon termination of employment pursuant to this Plan, either: (a) the price will not be less than the fair market value of the securities to be repurchased on the date of termination of employment, and the right to repurchase will be exercised for cash or cancellation of purchase money indebtedness for the securities within 90 days of termination of the employment (or in the case of securities issued upon exercise of options after the date of termination, within 90 days after the date of the exercise), and the right terminates when the Company's securities become publicly traded, or (b) Company will repurchase securities at the original purchase price, provided that the right to repurchase at the original purchase price lapses at the rate of at least 20 percent of the securities per year over five years from the date the option is granted (without respect to the date the option was exercised or became exercisable) and the right to repurchase must be exercised for cash or cancellation of purchase money indebtedness for the securities within 90 days of termination of employment (or in case of securities issued upon exercise of options after the date of termination, within 90 days after the date of the exercise).

     4.8     No  Obligation  to  Continue  Employment.  This Plan and the grants
             ----------------------------------------
which might be made hereunder shall not impose any obligation on the Company to continue to employ any Employee. Moreover, no provision of this Plan or any document executed or delivered pursuant to this Plan shall be deemed modified in any way by any employment contract between an Employee (or other employee) and the Company.

     4.9     Misconduct  of an Employee.  Notwithstanding any other provision of
             --------------------------
this Plan, if an Employee commits fraud or dishonesty toward the Company or wrongfully uses or discloses any trade secret, confidential data or other information proprietary to the Company, or intentionally takes any other action which results in material harm to the Company, as determined by the Committee, in its sole and absolute discretion, the Employee shall forfeit all rights and benefits under this Plan.

     4.10     Term  of  Plan.  No  Stock  Option  shall be exercisable, or Award
              --------------
granted, unless and until the Directors of the Company have approved this Plan and all other legal requirements have been met. This Plan was adopted by the Board effective January 28, 2005. No Stock Options or Awards may be granted under this Plan after January 28, 2015.

     4.11     Governing  Law.  This  Plan and all actions taken thereunder shall
              --------------
be governed by, and construed in accordance with, the laws of the State of Nevada.

     4.12     Assumption  Agreements.  The  Company will require each successor,
              ----------------------
(direct or indirect, whether by purchase, merger, consolidation or otherwise), to all or substantially all of the business or assets of the Company, prior to the consummation of each such transaction, to assume and agree to perform the terms and provisions remaining to be performed by the Company under each Incentive Agreement and Stock Option and to preserve the benefits to the Employees thereunder. Such assumption and agreement shall be set forth in a written agreement in form and substance satisfactory to the Committee (an "Assumption Agreement"), and shall include such adjustments, if any, in the application of the provisions of the Incentive Agreements and Stock Options and such additional provisions, if any, as the Committee shall require and approve, in order to preserve such benefits to the Employees. Without limiting the generality of the foregoing, the Committee may require an Assumption Agreement to include satisfactory undertakings by a successor:

               (a) To provide liquidity to the Employees at the end of the Restriction Period applicable to the Common Stock awarded to them under this Plan, or on the exercise of Stock Options;

               (b) If the succession occurs before the expiration of any period specified in the Incentive Agreements for satisfaction of performance criteria applicable to the Common Stock awarded thereunder, to refrain from interfering with the Company's ability to satisfy such performance criteria or to agree to modify such performance criteria and/or waive any criteria that cannot be satisfied as a result of the succession;

               (c) To require any future successor to enter into an Assumption Agreement; and

               (d) To take or refrain from taking such other actions as the Committee may require and approve, in its discretion.

     4.13     Compliance  with  Rule  16b-3.  Transactions  under  this Plan are
              -----------------------------
intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent that any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     4.14     Information to Shareholders.  The Company shall furnish to each of
              ---------------------------
its  stockholders  financial  statements  of  the  Company  at  least  annually.

     IN WITNESS WHEREOF, this Plan has been executed effective as of January 28, 2005.


                                        MARMION INDUSTRIES CORP.



                                        By /s/Wilbert H. Marmion
                                           -------------------------------------
                                           Wilbert H. Marmion, President

                            MARMION INDUSTRIES CORP.
       NON-EMPLOYEE DIRECTORS AND CONSULTANTS RETAINER STOCK PLAN FOR THE
                                 YEAR 2005 NO. 2


     1.     Introduction.  This  Plan  shall be known as the "Marmion Industries
            ------------
Corp. Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2005 No. 2," and is hereinafter referred to as the "Plan." The purposes of this Plan are to enable Marmion Industries Corp., a Nevada corporation (the "Company"), to promote the interests of the Company and its stockholders by attracting and retaining non-employee Directors and Consultants capable of furthering the future success of the Company and by aligning their economic interests more closely with those of the Company's stockholders, by paying their retainer or fees in the form of shares of the Company's common stock, par value $0.001 per share (the "Common Stock").

     2.     Definitions.  The  following terms shall have the meanings set forth
            -----------
below:

     "Board"  means  the  Board  of  Directors  of  the  Company.

     "Change  of  Control"  has the meaning set forth in Paragraph 12(d) hereof.

     "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder. References to any provision of the Code or rule or regulation thereunder shall be deemed to include any amended or successor provision, rule or regulation.

     "Committee" means the committee that administers this Plan, as more fully defined in Paragraph 13 hereof.

     "Common  Stock"  has  the  meaning  set  forth  in  Paragraph  1  hereof.

     "Company"  has  the  meaning  set  forth  in  Paragraph  1  hereof.

     "Consultants" means Company's consultants and advisors only if: (i) they are natural persons; (ii) they provide bona fide services to the Company; and
(iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities.

     "Deferral  Election"  has  the  meaning  set  forth  in Paragraph 6 hereof.

     "Deferred Stock Account" means a bookkeeping account maintained by the Company for a Participant representing the Participant's interest in the shares credited to such Deferred Stock Account pursuant to Paragraph 7 hereof.

     "Delivery  Date"  has  the  meaning  set  forth  in  Paragraph  6  hereof.

     "Director" means an individual who is a member of the Board of Directors of the Company.

     "Dividend Equivalent" for a given dividend or other distribution means a number of shares of the Common Stock having a Fair Market Value, as of the record date for such dividend or distribution, equal to the amount of cash, plus the Fair Market Value on the date of distribution of any property, that is distributed with respect to one share of the Common Stock pursuant to such dividend or distribution; such Fair Market Value to be determined by the Committee in good faith.

     "Effective  Date"  has  the  meaning  set  forth  in  Paragraph  3  hereof.

     "Exchange  Act"  has  the  meaning  set  forth  in  Paragraph 12(d) hereof.

     "Fair Market Value" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

     "Participant"  has  the  meaning  set  forth  in  Paragraph  4  hereof.

     "Payment Time" means the time when a Stock Retainer is payable to a Participant pursuant to Paragraph 5 hereof (without regard to the effect of any Deferral Election).

     "Stock  Retainer"  has  the  meaning  set  forth  in  Paragraph  5  hereof.

     "Third  Anniversary"  has  the  meaning  set  forth  in Paragraph 6 hereof.

     3.     Effective  Date  of  the  Plan.  This  Plan was adopted by the Board
            ------------------------------
effective  January  28,  2005  (the  "Effective  Date").

     4.     Eligibility.  Each individual who is a Director or Consultant on the
            -----------
Effective Date and each individual who becomes a Director or Consultant thereafter during the term of this Plan, shall be a participant (the "Participant") in this Plan, in each case during such period as such individual remains a Director or Consultant and is not an employee of the Company or any of its subsidiaries. Each credit of shares of the Common Stock pursuant to this Plan shall be evidenced by a written agreement duly executed and delivered by or on behalf of the Company and a Participant, if such an agreement is required by the Company to assure compliance with all applicable laws and regulations.

     5.     Grants  of  Shares.  Commencing on the Effective Date, the amount of
            ------------------
compensation for service to directors or consultants shall be payable in shares of the Common Stock (the "Stock Retainer") pursuant to this Plan. The deemed issuance price of shares of the Common Stock subject to each Stock Retainer shall not be less than 85 percent of the Fair Market Value of the Common Stock on the date of the grant. In the case of any person who owns securities possessing more than ten percent of the combined voting power of all classes of securities of the issuer or its parent or subsidiaries possessing voting power, the deemed issuance price of shares of the Common Stock subject to each Stock Retainer shall be at least 100 percent of the Fair Market Value of the Common Stock on the date of the grant.

     6.     Deferral  Option.  From  and after the Effective Date, a Participant
            ----------------
may make an election (a "Deferral Election") on an annual basis to defer delivery of the Stock Retainer specifying which one of the following ways the Stock Retainer is to be delivered (a) on the date which is three years after the Effective Date for which it was originally payable (the "Third Anniversary"),
(b) on the date upon which the Participant ceases to be a Director or Consultant for any reason (the "Departure Date") or (c) in five equal annual installments commencing on the Departure Date (the "Third Anniversary" and "Departure Date" each being referred to herein as a "Delivery Date"). Such Deferral Election shall remain in effect for each Subsequent Year unless changed, provided that, any Deferral Election with respect to a particular Year may not be changed less than six months prior to the beginning of such Year, and provided, further, that no more than one Deferral Election or change thereof may be made in any Year.

     Any Deferral Election and any change or revocation thereof shall be made by delivering written notice thereof to the Committee no later than six months prior to the beginning of the Year in which it is to be effected; provided that, with respect to the Year beginning on the Effective Date, any Deferral Election or revocation thereof must be delivered no later than the close of business on the 30th day after the Effective Date.

     7.     Deferred  Stock  Accounts.  The  Company  shall  maintain a Deferred
            -------------------------
Stock Account for each Participant who makes a Deferral Election to which shall be credited, as of the applicable Payment Time, the number of shares of the Common Stock payable pursuant to the Stock Retainer to which the Deferral Election relates. So long as any amounts in such Deferred Stock Account have not been delivered to the Participant under Paragraph 8 hereof, each Deferred Stock Account shall be credited as of the payment date for any dividend paid or other distribution made with respect to the Common Stock, with a number of shares of the Common Stock equal to (a) the number of shares of the Common Stock shown in such Deferred Stock Account on the record date for such dividend or distribution multiplied by (b) the Dividend Equivalent for such dividend or distribution.

     8.     Delivery  of  Shares.
            --------------------

     (a) The shares of the Common Stock in a Participant's Deferred Stock Account with respect to any Stock Retainer for which a Deferral Election has been made (together with dividends attributable to such shares credited to such Deferred Stock Account) shall be delivered in accordance with this Paragraph 8 as soon as practicable after the applicable Delivery Date. Except with respect to a Deferral Election pursuant to Paragraph 6 hereof, or other agreement between the parties, such shares shall be delivered at one time; provided that, if the number of shares so delivered includes a fractional share, such number shall be rounded to the nearest whole number of shares. If the Participant has in effect a Deferral Election pursuant to Paragraph 6 hereof, then such shares shall be delivered in five equal annual installments (together with dividends attributable to such shares credited to such Deferred Stock Account), with the first such installment being delivered on the first anniversary of the Delivery Date; provided that, if in order to equalize such installments, fractional shares would have to be delivered, such installments shall be adjusted by rounding to the nearest whole share. If any such shares are to be delivered after the Participant has died or become legally incompetent, they shall be delivered to the Participant's estate or legal guardian, as the case may be, in accordance with the foregoing; provided that, if the Participant dies with a Deferral Election pursuant to Paragraph 6 hereof in effect, the Committee shall deliver all remaining undelivered shares to the Participant's estate immediately. References to a Participant in this Plan shall be deemed to refer to the Participant's estate or legal guardian, where appropriate.

     (b) The Company may, but shall not be required to, create a grantor trust or utilize an existing grantor trust (in either case, "Trust") to assist it in accumulating the shares of the Common Stock needed to fulfill its obligations under this Paragraph 8. However, Participants shall have no beneficial or other interest in the Trust and the assets thereof, and their rights under this Plan shall be as general creditors of the Company, unaffected by the existence or nonexistence of the Trust, except that deliveries of Stock Retainers to Participants from the Trust shall, to the extent thereof, be treated as satisfying the Company's obligations under this Paragraph 8.

     9.     Share  Certificates;  Voting and Other Rights.  The certificates for
            ---------------------------------------------
shares delivered to a Participant pursuant to Paragraph 8 above shall be issued in the name of the Participant, and from and after the date of such issuance the Participant shall be entitled to all rights of a stockholder with respect to the Common Stock for all such shares issued in his name, including the right to vote the shares, and the Participant shall receive all dividends and other distributions paid or made with respect thereto.

     10.     General  Restrictions.
             ---------------------

          (a) Notwithstanding any other provision of this Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of the Common Stock under this Plan prior to fulfillment of all of the following conditions:

               (i) Listing or approval for listing upon official notice of issuance of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be a market for the Common Stock;

               (ii) Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, upon the advice of counsel, deem necessary or advisable; and

               (iii) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, after receiving the advice of counsel, determine to be necessary or advisable.

          (b) Nothing contained in this Plan shall prevent the Company from adopting other or additional compensation arrangements for the Participants.

     11.     Shares Available.  The maximum number of shares of the Common Stock
             ----------------
which may in the aggregate be paid as Stock Retainers pursuant to this Plan is 500,000,000. Shares of the Common Stock issuable under this Plan may be taken from treasury shares of the Company or purchased on the open market. In the event that any outstanding Stock Retainer under this Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Stock Retainer shall be available for issuance under the Marmion Industries Corp. Employee Stock Incentive Plan for the Year 2005 No. 2. The Compensation Committee may, in its discretion, increase the number of shares available for issuance under this Plan, while correspondingly decreasing the number of shares available for issuance under Marmion Industries Corp. Employee Stock Incentive Plan for the Year 2005 No. 2.

     12.     Adjustments;  Change  of  Control.
             ---------------------------------

          (a) In the event that there is, at any time after the Board adopts this Plan, any change in corporate capitalization, such as a stock split, combination of shares, exchange of shares, warrants or rights offering to purchase the Common Stock at a price below its Fair Market Value, reclassification, or recapitalization, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, stock dividend, or other extraordinary distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company (each of the foregoing a "Transaction"), in each case other than any such Transaction which constitutes a Change of Control (as defined below),
(i) the Deferred Stock Accounts shall not be credited with the amount and kind of shares or other property which would have been received by a holder of the number of shares of the Common Stock held in such Deferred Stock Account had such shares of the Common Stock been outstanding as of the effectiveness of any such Transaction, (ii) the number and kind of shares or other property subject to this Plan shall also not be appropriately adjusted to reflect the effectiveness of any such Transaction, and (iii) the Committee will not adjust any other relevant provisions of this Plan to reflect any such transaction.

          (b) If the shares of the Common Stock credited to the Deferred Stock Accounts are converted pursuant to Paragraph 12(a) into another form of property, references in this Plan to the Common Stock shall be deemed, where appropriate, to refer to such other form of property, with such other modifications as may be required for this Plan to operate in accordance with its purposes. Without limiting the generality of the foregoing, references to delivery of certificates for shares of the Common Stock shall be deemed to refer to delivery of cash and the incidents of ownership of any other property held in the Deferred Stock Accounts.

          (c) In the event of a Change of Control, the following shall occur on the date of the Change of Control (i) the shares of the Common Stock held in each Participant's Deferred Stock Account shall be deemed to be issued and outstanding as of the Change of Control; (ii) the Company shall forthwith deliver to each Participant who has a Deferred Stock Account all of the shares of the Common Stock or any other property held in such Participant's Deferred Stock Account; and (iii) this Plan shall be terminated.

          (d) For purposes of this Plan, Change of Control shall mean any of the following events:

               (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 40 percent or more of either (1) the then outstanding shares of the Common Stock of the Company (the "Outstanding Company Common Stock"), or (2) the combined voting power of then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A), (B) and (C) of paragraph (iii) of this Paragraph 12(d) are satisfied; or

               (ii) Individuals who, as of the date hereof, constitute the Board of the Company (as of the date hereof, "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

               (iii) Approval by the stockholders of the Company of a reorganization, merger, binding share exchange or consolidation, unless, following such reorganization, merger, binding share exchange or consolidation
(A) more than 60 percent of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, binding share exchange or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, binding share exchange or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger, binding share exchange or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger, binding share exchange or consolidation, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation or the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger, binding share exchange or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger, binding share exchange or consolidation; or

               (iv) Approval by the stockholders of the Company of (1) a complete liquidation or dissolution of the Company, or (2) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 60 percent of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and
(C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

     13.     Administration;  Amendment  and  Termination.
             --------------------------------------------

          (a) This Plan shall be administered by a committee consisting of two members who shall be the current directors of the Company or senior executive officers or other directors who are not Participants as may be designated by the Chief Executive Officer (the "Committee"), which shall have full authority to construe and interpret this Plan, to establish, amend and rescind rules and regulations relating to this Plan, and to take all such actions and make all such determinations in connection with this Plan as it may deem necessary or desirable.

          (b) The Board may from time to time make such amendments to this Plan, including to preserve or come within any exemption from liability under
Section 16(b) of the Exchange Act, as it may deem proper and in the best interest of the Company without further approval of the Company's stockholders, provided that, to the extent required under Nevada law or to qualify transactions under this Plan for exemption under Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be adopted without further approval of the Company's stockholders and, provided, further, that if and to the extent required for this Plan to comply with Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be made more than once in any six month period that would change the amount, price or timing of the grants of the Common Stock hereunder other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder. The Board may terminate this Plan at any time by a vote of a majority of the members thereof.

     14.     Restrictions  on  Transfer.  Each  Stock  Option granted under this
             --------------------------
Plan shall be transferable only by will or the laws of descent and distribution. No interest of any Employee under this Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Each Stock Option granted under this Plan shall be exercisable during an Employee's lifetime only by the Employee or by the Employee's legal representative.

     15.     Term  of  Plan.  No  shares  of  the  Common Stock shall be issued,
             --------------
unless and until the Directors of the Company have approved this Plan and all other legal requirements have been met. This Plan was adopted by the Board effective January 28, 2005, and shall expire on January 28, 2015.

     16.     Governing Law.  This Plan and all actions taken thereunder shall be
             -------------
governed  by, and construed in accordance with, the laws of the State of Nevada.

     17.     Information  to Shareholders.  The Company shall furnish to each of
             ----------------------------
its  stockholders  financial  statements  of  the  Company  at  least  annually.

     18.     Miscellaneous.
             -------------

          (a) Nothing in this Plan shall be deemed to create any obligation on the part of the Board to nominate any Director for reelection by the Company's stockholders or to limit the rights of the stockholders to remove any Director.

          (b) The Company shall have the right to require, prior to the issuance or delivery of any shares of the Common Stock pursuant to this Plan, that a Participant make arrangements satisfactory to the Committee for the withholding of any taxes required by law to be withheld with respect to the issuance or delivery of such shares, including, without limitation, by the withholding of shares that would otherwise be so issued or delivered, by withholding from any other payment due to the Participant, or by a cash payment to the Company by the Participant.

     IN WITNESS WHEREOF, this Plan has been executed effective as of January 28, 2005.


                                        MARMION INDUSTRIES CORP.



                                        By /s/Wilbert H. Marmion
                                           -------------------------------------
                                           Wilbert H. Marmion, President